UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Proterra Inc

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION, DATED MAY [ ], 2023

Zero-Emission BATTERY-ELECTRIC!
PROTERRA

POWER CONTROL SYSTEM

PROTERRA

2023 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROTERRA
SCHOOL BUS

LETTER FROM THE INCOMING CHAIR

DEAR FELLOW STOCKHOLDERS,
On behalf of our board of directors, it is my pleasure to invite you to the 2023 Annual Meeting of Stockholders on June 23, 2023 at 11:00 am Eastern Time. The Annual Meeting will be virtual. Please refer to the attached notice for information on how to attend and vote. Your vote is important to our Board. The role of the Proterra Board is to oversee our management team’s strategy and execution in this time of rapid change in the commercial vehicle industry and in facing the extraordinary challenges of a young public company. The year 2022, the company's first full year as a public company, was a momentous one for the future of the electric commercial vehicle industry. The outlook for commercial vehicle electrification was bolstered by unprecedented levels of U.S. government funding and incentives through the 2022 Inflation Reduction Act and the 2021 Bipartisan Infrastructure Law in our core North American market.
We are proud of Proterra’s significant strategic milestones in the last year including the commercial launch of our new battery pack design for class 8 trucks, completion of construction of Powered 1, our new flagship multi-GWh capable battery module and pack factory dedicated to serving the commercial vehicle market, and the announcement of our fifth generation battery electric transit bus, the ZX5 with 738 kilowatt hours of energy on board.
In 2022, the Board supported the continued development of our management team, including promoting Gareth Joyce to CEO in January 2022, the appointment of Julian Soell, who joined us in 2022, and Christopher Bailey, who joined in 2021, to Chief Operating Officer and Chief Business Officer, respectively on March 1, 2023. We also strengthened the Board in 2022 by adding three new directors. In addition to inviting me to join the Board in March 2022, we added the talent of Mary Louise Krakauer, who serves as our Chair of the Compensation and Leadership Development Committee, and Jan Hauser who brings decades of accounting and finance expertise to our Board and Audit Committee..
The Board is grateful to John J. (Jack) Allen for his tireless leadership as Chairperson of the Board and to Jeannine Sargent for her outstanding leadership as our Lead Independent Director. At the Annual meeting Jack's term will expire and he will be retiring from the Board. Jeannine Sargent will continue serving on our Board as Chair of our Nominating and ESG Committee, and will step down as Lead Independent Director. At that time we will transition leadership of our Board to one independent chairperson and I am honored to accept the Board's election of me to that leadership role
We express our utmost gratitude to you, our stockholders, for your support of our company and our vision: All Electric. No Emissions. For the Earth.
On behalf of the Board of Directors.
Roger M. Nielsen
Chairperson of the Board Elect
Roger Nielsen Incoming Chair of the Board

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NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS

DATE Friday, June 23, 2023	VIRTUAL MEETING https://meetnow.global/MSAKVQJ The Annual Meeting will be a completely virtual meeting conducted via live audio webcast.	WHO CAN VOTE Holders of record of our common stock as of the close of business on April 24, 2023.
TIME 11:00 a.m. Eastern Time

Items of Business		Board Vote Recommendation	For Further Details
1.	To elect Jan R. Hauser, Gareth T. Joyce, and Michael D. Smith as Class II directors	“FOR” each director nominee	Page 6
2.	To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in this proxy statement	“FOR”	Page 33
3.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	“FOR”	Page 73
4.
To approve the issuance of shares of our Common Stock (or securities convertible into or exercisable for Common Stock) in settlement of the potential future conversion in full of the aggregate principal amount of, plus accrued and unpaid interest on, our Convertible Notes.
		“FOR”	Page 81
5.	To approve an amendment to our Certificate of Incorporation to Increase the authorized number of shares of our Common Stock from 500,000,000 shares to 1,000,000,000 shares.	“FOR”	Page 85
We are not aware of any matters to be voted on by stockholders at the Annual Meeting other than those referenced in proposals 1-5 above. If any matter is properly presented at the Annual Meeting, your executed proxy gives your proxy holder discretionary authority to vote your shares in accordance with their best judgment with respect to the matter.
Stockholders of record as of the close of business on April 24, 2023 (the "Record Date") are entitled to this notice and proxy and to vote at the Annual Meeting. A complete list of such stockholders will be open to examination by any stockholder for ten days before the Annual Meeting for a purpose germane to the meeting by sending an email to ir@proterra.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available under the documents tab in the top right corner of the screen during the Annual Meeting after entering the 15-digit control number printed on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting. This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy card will be made available on or about May 26, 2023, to our stockholders as of the Record Date.
Jeffery E. Mitchell
Interim General Counsel and Secretary
Burlingame, California
May 22, 2023
HOW TO VOTE

INTERNET http://www. envisionreports. com/PTRA	TELEPHONE 1-800-652-8683	MAIL You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail	ELECTRONICALLY AT THE MEETING If you attend the meeting online and want to vote electronically during the meeting, you will need the 15-digit control number printed on your proxy card.

It is important that your shares be represented regardless of the number of shares you may hold. Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote in advance by Internet, telephone, or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY JUNE 23, 2023 at 11:00 am Eastern Time at https://meetnow.global/MSAKVQJ.
This proxy statement and our 2023 Annual Report are available at
http://www.envisionreports.com/PTRA

2023 PROXY STATEMENT	3

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Cautionary Statements Regarding Forward-Looking Information
This proxy statement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This proxy statement contains forward-looking statements regarding, among other things, our plans, strategies and prospects, both business and financial. These statements are based on the beliefs and assumptions of our management. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes”, “estimates”, “expects”, “projects”, “forecasts”, “objectives”, “goals”, “aims”, “continue”, “predict”, “would”, “could’, “may”, “will”, “should”, “seeks”, “plans”, “scheduled”, “anticipates” or “intends” or similar expressions. Forward-looking statements contained in this proxy statement may include, for example, statements about: our financial and business performance, including business metrics and our ability to comply with terms governing the convertible notes facility and the senior credit facility; our ability to continue as a going concern; the period over which we anticipate our existing cash and cash equivalents will be sufficient to fund our operating expenses and capital expenditure requirements; availability of additional capital to support business growth and our ability to maintain adequate operational and financial resources and generate sufficient cash flows, including our ability to service our debt obligations under our senior credit facility and Convertible Notes Facility; our exploration of potential options for raising additional funds through potential alternatives, which may include, among other things, the issuance of equity, equity-linked, and/or debt securities, debt financings, or other capital sources and/or strategic transactions, and our ability to secure additional financing or execute any transaction on a timely basis, on acceptable terms or at all; our success in retaining or recruiting, or changes required in, our officers, key employees or directors, and our ability to attract and retain key personnel; and the diversion of management’s attention and consumption of resources as a result of potential strategic transactions. For a discussion of the risks and uncertainties involved in our business and investing in our common stock, see the sections titled “Risk Factors” and elsewhere in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 filed with the SEC on May 10, 2023 and Proterra’s subsequent filings with the SEC.

2023 PROXY STATEMENT	5

CORPORATE GOVERNANCE
PROPOSAL 1:
ELECTION OF DIRECTORS

The Board unanimously recommends a vote FOR each of the Class II Director Nominees listed below.
Our Board is divided into three classes, designated as Class I, Class II, and Class III, with one class being elected each year and members of each class holding office for a three-year term. We have four Class II directors, whose terms expire at the Annual Meeting; three Class III directors, whose terms expire at the 2024 Annual Meeting of Stockholders; and two Class I directors, whose terms expire at our 2025 Annual Meeting of Stockholders.
Three of our four Class II directors have been nominated for re-election to the Board for a three-year term. Our fourth Class II director, John J. Allen, who has served our Board with distinction, has not been nominated for re-election. Mr. Allen's service on our Board will expire at our Annual Meeting of Stockholders. As a result, our Board has resolved that effective immediately upon the expiration of Mr. Allen's term of office, the size of the Board will be automatically reduced from nine to eight directors.
At the Annual Meeting, stockholders will have an opportunity to vote for three nominees for Class II directors:
•Jan R. Hauser
•Gareth T. Joyce
•Michael D. Smith
All nominees are currently directors of our Company. Each of the director nominees has consented to being named in this proxy statement and to serve if elected and the Board believes that each of the director nominees will be able to serve if elected. Additional information about Ms. Hauser, Mr. Joyce and Mr. Smith can be found below in the Director Biographies section of this proxy statement beginning on page 13. If elected, each nominee for Class II director will hold office until the 2026 Annual Meeting of Stockholders.
To “WITHHOLD” your vote as to an individual nominee or all nominees you must mark the proxy card to that effect. Proxies cannot be voted for a greater number of persons than the number of nominees named.
In the event that Ms. Hauser, Mr. Joyce or Mr. Smith should be unable to serve, or for good cause will not serve, as a director, proxies will be voted for a substitute nominee designated by the Board or the Board may elect to reduce the size of the board of directors or leave a vacancy.
VOTE REQUIRED
Directors will be elected by the plurality of the votes cast by the holders of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. Only votes "FOR" or to "WITHHOLD" affect the outcome of the election of directors and, with respect to a "WITHHOLD" vote, only for purposes of our director resignation policy. We do not have cumulative voting rights for the election of directors. Any director who does not receive a majority of votes cast “FOR” his or her re-election in an uncontested election is expected to offer his or her resignation for the Board’s consideration pursuant to our director resignation policy described in the Corporate Governance section of this proxy statement on page 6 below.

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CORPORATE GOVERNANCE
BOARD HIGHLIGHTS
This summary highlights information concerning our nominees and continuing members of our Board of Directors. As noted on page 2 our current Chairperson of the Board, John. J. Allen's service on our Board expires at our Annual Meeting of Stockholders. As a result, our Board has resolved that effective immediately upon the expiration of Mr. Allen's term, the size of the Board will be automatically reduced from nine to eight directors. Effective immediately upon Mr. Allen's culmination of service at the Annual Meeting, the leadership of our Board will transition to one independent chairperson. The Board has appointed Roger Nielsen to serve as our Independent Chairperson of the Board. Accordingly, following the Annual Meeting, Jeannine Sargent will continue serving on our Board as Chair of our Nominating and ESG Committee, and will step down as Lead Independent Director. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.
OUR BOARD AT-A-GLANCE

		Term Expires	Director Since	Standing Committee Membership			Other Current Public Company Directorships
Name and Primary Occupation	Age			AC	CLDC	NESGC
Jan R. Hauser IND Former Vice President and Chief Accounting Officer, General Electric	64	2023	2022	M		M	2
Gareth T. Joyce President and Chief Executive Officer, Proterra Inc	50	2023	2022				1
Michael D. Smith IND Chief Executive Officer, ForeFront Power, LLC	56	2023	2021	M	M		None
Mary Louise Krakauer IND Former Executive Vice President, Chief Information Officer, Dell Corporation	67	2025	2022		C		2
Roger M. Nielsen IND Former President and Chief Executive Officer, Daimler Truck North America	62	2025	2022	M			None
Jeannine P. Sargent IND Senior Advisor, Breakthrough Energy Ventures	59	2025	2021			C	2
Brook F. Porter IND Founding Partner, G2VP, LLC	45	2024	2021		M	M	None
Constance E. Skidmore IND Former Partner and Board Member PricewaterhouseCoopers LLP	71	2024	2021	C			2

AC	Audit Committee	IND Independent	C Chair
CLDC	Compensation and Leadership Development Committee		M Member
NESGC	Nominating and ESG Committee

2023 PROXY STATEMENT	7

CORPORATE GOVERNANCE
BOARD COMPOSITION

INDEPENDENCE OF ALL DIRECTORS	AGE	DIVERSITY

88%
of the Directors
are independent
Independent: 7
Not independent: 1

60
Average Age
<50 years: 1
50-60 years: 3
61-70 years: 3
>70 years: 1

3 out of 4 Board leadership roles are held by women.
BOARD REFRESHMENT
Forty-three percent of our independent directors were first elected to our Board in 2022, augmenting our board with significant expertise in finance, industry, human capital management, information technology, and executive leadership. For biographies of each of our directors see page 13 below

2022

MARY LOUISE KRAKAUER	ROGER M. NIELSEN	JAN R. HAUSER
Chair, Compensation and Leadership Development Committee	Member, Audit Committee Board Chairperson - Elect	Member, Audit Committee and Nominating & ESG Committee
ENGAGED OVERSIGHT
Our Board is active and engaged. We held 6 board meetings and 20 committee meetings in 2022. On average our Director attendance at meetings was over 98%. Between meetings, our board also participates in periodic updates, status calls and briefings and site visits. For more information on our Board meeting attendance and the activities of the Board see page 27.

8	PROTERRA

CORPORATE GOVERNANCE
PROCESS FOR SELECTING DIRECTORS
DIRECTOR QUALIFICATIONS
Our Nominating and ESG Committee ("NESG Committee") is responsible for developing and recommending to the Board for decision: (i) any specific minimum qualifications that the NESG Committee believes must be met by a candidate for a position on the Board, (ii) any specific qualities or skills that the NESG Committee believes are necessary for one or more of the Board members to possess, and (iii) the desired qualifications, expertise and characteristics of Board members, with the goal of developing an experienced, highly qualified and high functioning Board. In evaluating potential candidates for the Board, the NESG Committee considers these factors in light of the specific needs of the Board at that time. Nominees for director will be selected based on, among other things, independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about Proterra’s business or industry, willingness and ability to devote adequate time and effort to Board responsibilities, other areas that are expected to contribute to the Board’s overall effectiveness, and needs of the Board and its committees.
DIRECTOR RECRUITING AND DIVERSITY
In order to develop a balanced Board, our NESG Committee has led a robust director recruitment process and employed a nationally recognized recruiting firm that concentrates on women and diverse candidates. For each director search, our NESG Committee has developed specifications based on the current and expected needs of the Company and the Board that are used to identify and recruit director candidates. We emphasize diversity as part of our recruiting efforts and require diverse slates of candidates for each position. We believe that our use of an independent recruiting firm expands the pool of candidates and further improves our efforts to find qualified candidates for our Board of Directors.
BOARD REFRESHMENT
We are a newly public company with a mission is to advance electric vehicle technology to deliver the world’s best performing commercial vehicles and disrupt over a hundred years of reliance on the internal combustion engine. Our industry is growing rapidly and as the Company scales its operations we are committed to refreshing our Board of Directors to add expertise we believe is critical to effective oversight. In 2022, we added three new directors to the Board.

JANUARY 2022	MARCH 2022	JUNE 2022

Mary Louise Krakauer –
 Ms. Krakauer brings to the Board significant global managerial and operational experience including in IT, business management and manufacturing, and her expertise in compensation and human resources matters through her prior leadership positions and board service. For Ms. Krakauer's biography, see page 16.

Roger M. Nielsen –
Mr. Nielsen brings to our Board extensive managerial and board experience, including in product development, distribution and supply chain experience in commercial vehicle manufacturing. For Mr. Nielsen's biography, see page 17.

Jan R. Hauser –
Ms. Hauser brings to our Board extensive leadership experience, her role as Chief Accounting Officer of an international public company, and deep expertise in finance and accounting. For. Ms. Hauser's biography, see page 13.

2023 PROXY STATEMENT	9

CORPORATE GOVERNANCE
DIRECTOR INDEPENDENCE
The Board periodically assesses with the recommendation of the Nominating and ESG Committee the independence of non-employee directors under the independence criteria established by the Nasdaq listing standards and applicable rules of the SEC. Nasdaq listing standards require that a majority of the members of our Board be independent, as affirmatively determined by the board of directors. Under the Nasdaq listing standards, a director will only qualify as an “independent director” if the company’s board of directors finds that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and our company, our senior management and our independent registered public accounting firm, our Board affirmatively determined that each of Ms. Krakauer, Mr. Nielsen, Mr. Porter, Ms. Hauser, Ms. Sargent, Ms. Skidmore and Mr. Smith are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. In addition, our Board has determined that each member of the Audit Committee, Compensation and Leadership Development Committee and Nominating and ESG Committee meets the applicable Nasdaq and SEC rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the company.
Ms. Joan Robinson-Berry served on our Board and as a member of our Audit Committee and Nominating and ESG Committee for the year ended December 31, 2022. Ms. Robinson-Berry resigned from our Board effective March 22, 2023. During the time of her service on the Board, Ms. Robinson-Berry qualified as an independent director as defined in the Nasdaq listing standards and applicable SEC rules, and met the applicable Nasdaq and SEC rules for service on the Audit Committee and Nominating and ESG Committee
STOCKHOLDER RECOMMENDATIONS FOR NOMINATIONS TO THE BOARD OF DIRECTORS
The Nominating and ESG Committee will consider properly submitted stockholder recommendations for candidates for our Board. The Nominating and ESG Committee does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a stockholder. Please see the FAQ titled "When are stockholder proposals and director nominations due for next year's annual meeting?" on page 98 of this proxy statement. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures in Article I, Section 1.12 of our Restated Bylaws. Any eligible stockholder who wishes to submit a nomination should review the requirements in the Restated Bylaws on nominations by stockholders. Any nomination should be sent in writing to the Secretary, Proterra Inc, 1815 Rollins Road, Burlingame, CA 94010. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information specified in our Restated Bylaws, and a representation that the nominating stockholder is a registered stockholder or a beneficial owner of shares held in street name and has held their stock for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the Nominating and ESG Committee and may be considered at any point during the year.

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CORPORATE GOVERNANCE
OUR DIRECTORS
SKILLS AND EXPERIENCES
Our Nominating & ESG Committee assesses with the Board the skills and experiences that we seek in directors to advance the Company's strategy and to provide effective oversight for stockholders as our business grows and evolves in a rapidly developing market for commercial vehicle electrification. Below is a list of the skills and experiences we seek, why it matters, and the number of directors who provide that perspective.

Skills and Experiences	Why it matters to Proterra	Number of Directors
Manufacturing and Operations	We are a manufacture of complex battery technology and commercial transit buses. An understanding of manufacturing processes, supply chain and logistics at scale provides valuable insight to our Board.	6/8
Finance, Accounting	Our directors bring expertise across all aspects of finance, accounting and financial reporting. Our capital structure includes complex debt instruments, and our products include delivery of equipment, construction of infrastructure, delivery of services and warranty obligations. An understanding of fundraising, complex transactions, and knowledge of accounting policy, and financial reporting are important inputs to our Board.	7/8
Vehicle Markets	We serve the commercial vehicle market. Directors with experience and insight into the commercial vehicle market and the regulatory and customer demands facing our end customers provide valuable perspective and guidance to our leadership team.	2/8
Technology	We are a technology company building innovative electric vehicle and battery technologies to power a better, more sustainable world. Expertise and experience developing information technology infrastructure, or bringing innovative and emerging technology including alternative energy and zero emission solutions to market is important to help guide the Company’s growth and technology development and infrastructure choices.	4/8
Sustainability	Sustainability is core to our vision and mission as we scale our operations and focus on our own carbon footprint while bringing zero emission technology to market. Experience creating sustainable practices, setting sustainability goals and reporting provides valuable insight to our management team..	3/8
Human Capital Management	Our people are critical to our success from our production staff to our technology organizations to our customer service and sales team to senior leaders and support functions. As we grow experience leading and scaling organizations and managing people provides critical insight.	3/8
International	Global operational experience provides insight into the demands of international expansion as we expand our customer reach internationally and consider new markets.	5/8
Diversity	We believe that diversity of experience and perspective enhances our Company and is critical to our success throughout our organization including our Board. We actively recruit women and people of color for board service	4/8
Senior Leadership	Service in executive for world class companies including in key areas of technology leadership, manufacturing, information technology, human resources, and finance and accounting leadership, provides our board the practical know how to identify and develop leadership talent, and provide effective oversight of management’s execution of operations and strategy.	8/8
Pubic Company Board Service	As a new public company, prior or concurrent public company board service allows our directors to bring valuable perspective and best practices for board governance and effective oversight to create a high functioning board, including an understanding of the legal and regulatory landscape in which public companies must operate.	5/8

2023 PROXY STATEMENT	11

CORPORATE GOVERNANCE
BOARD DIVERSITY DISCLOSURE
In accordance with Nasdaq Listing Rule 5606, we annually disclose information on each director’s voluntary self-identified characteristics. The table below includes information on the diversity of our Board based upon information voluntarily provided by each director.

Board Diversity Matrix (As of May 1, 2023)
Total Number of Directors	Female	Male	9 Non-Binary	Did Not Disclose	Total
Part I: Gender Information
Directors	4	4	—	—	8
Part II: Demographic Background
African American or Black	—	—	—	—	—
Alaskan Native or Native American	—	—	—	—	—
Asian	—	—	—	—	—
Hispanic or Latinx	—	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—	—
White	4	4	—	—	8
Two or more Races or Ethnicities	—	—	—	—	—
LGBTQ+	—	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—	—
DIRECTOR BIOGRAPHIES
The names of the members of the Board who are expected to serve after the 2023 Annual Meeting, their respective ages, their primary occupations, committee membership on our Board, and other biographical information, including information regarding the specific experience, qualifications, attributes or skills that led the Nominating and ESG Committee and our Board to determine that each member of our board of directors should serve as a director is set forth below. All nominees for election and continuing board members other than Mr. Joyce, who is our Chief Executive Officer, are independent, non-employee directors. There are no arrangements or understandings between any of our directors and any third person pursuant to which a director was selected to serve on the Board. There are no family relationships between any of our directors, or between any of our directors and officers.

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CORPORATE GOVERNANCE
NOMINEES FOR ELECTION
CLASS II DIRECTORS (TERMS EXPIRING AT THE 2023 ANNUAL MEETING)

JAN R. HAUSER Former Vice President and Chief Accounting Officer, General Electric CLASS II DIRECTOR Term will expire at the 2023 Annual Meeting

Independent Director Age: 64 Director since: 2022 Committees: Audit Committee Nominating & ESG Committee Other current public company directorships: 2	KEY SKILLS AND EXPERIENCES
	•Finance •Accounting	•International

BIOGRAPHY
Jan Hauser joined the Proterra board in June 2022. Ms. Hauser served as Vice President and Chief Accounting Officer of General Electric, an American multinational conglomerate that operates in, among other fields, power and renewable energy, from April 2013 to November 2018, where she led a global controllership team of more than 3,000 professionals before retiring from General Electric, in early 2019. Prior to General Electric, Ms. Hauser was a senior consulting partner in the national office of PriceWaterhouseCoopers LLP, serving as a senior technical resource on multiple topics. She previously served on the board of directors of Vonage sitting as the Audit Chair from 2019 to 2022. She led diversity efforts for PwC’s national office and served on its U.S. Partner Admissions Committee. Ms. Hauser served as PwC’s representative on the Financial Accounting Standards Board’s Emerging Issues Task Force and on FASB’s Financial Accounting Standards Advisory Council. Ms. Hauser has served on the board of directors of Enfusion, Inc. since September 2021 and Magna International Inc, since August 2022. She is a licensed certified public accountant and holds a Bachelor of Business Administration degree in accounting from the University of Wisconsin-Whitewater. We believe that Ms. Hauser is qualified to serve on the Board because of her extensive leadership experience, her role as Chief Accounting Officer of an international public company, and her expertise in finance and accounting.

2023 PROXY STATEMENT	13

CORPORATE GOVERNANCE

GARETH T. JOYCE President and Chief Executive Officer, Proterra Inc CLASS II DIRECTOR Term will expire at the 2023 Annual Meeting

Age: 50 Director since: 2022 Other current public company directorships: 1	KEY SKILLS AND EXPERIENCES
	•Vehicle Markets •Operations •Human Capital Management	•Sustainability •International

BIOGRAPHY
Mr. Joyce has served as a member of our Board and as our President and Chief Executive Officer since January 2022. Mr. Joyce served as President of Proterra Operating Company, Inc., our operating subsidiary, from September 2021 to December 2021. Mr. Joyce served as President of Proterra Powered & Energy from November 2020 to September 2021. Mr. Joyce previously worked at Delta Air Lines, Inc., a global airline, serving as President of Delta Cargo between April 2016 and March 2020, Senior Vice President for Airport Customer Services between February 2017 and March 2020, and as Chief Sustainability Officer from March 2020 to November 2020. Mr. Joyce has also served as a Board Member for DAL Global Services, LLC, doing business as Delta Global Services (now Unifi). Previously, Mr. Joyce served as President and Chief Executive Officer of Mercedes-Benz Canada Inc. in 2016, having formerly served as Vice President of Customer Services at Mercedes-Benz USA, LLC between 2012 and 2016, Vice President of Customer Services at Mercedes-Benz Nederland B.V. between 2009 and 2012, and Vice President of Customer Service at Mercedes-Benz South Africa Ltd. between 2007 and 2009, and before that as Senior Technical Manager and a Divisional Manager for the same organization. Mr. Joyce served on the board of directors of the American Cancer Society, a voluntary organization, from April 2016 to December 2021. Mr. Joyce holds a Bachelor of Science degree in mechanical engineering from the University of Witwatersrand and a Master of Commerce degree in business management from the University of Johannesburg. We believe that Mr. Joyce is qualified to serve on our Board because of his leadership of our Company and his extensive experience building and running high performance organizations.

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CORPORATE GOVERNANCE

MICHAEL D. SMITH Chief Executive Officer, ForeFront Power, LLC CLASS II DIRECTOR Term will expire at the 2023 Annual Meeting

Age: 56 Director since: 2021 Committees: Audit Committee Compensation and Leadership Development Committee	KEY SKILLS AND EXPERIENCES
	•Finance •International	•Technology •Operations

BIOGRAPHY
Mr. Smith has served as a member of our Board since June 2021. He also served as a member of Legacy Proterra’s board of directors from May 2014 to June 2021. Mr. Smith has been Chief Executive Officer of ForeFront Power, LLC, a renewable energy company wholly owned by Mitsui & Co., Ltd., a global energy infrastructure and investment company, since November 2020. Additionally, as of March 1, 2022, Mr. Smith is the Co-Chief Executive Officer of MyPower Corp., Mitsui’s wholly-owned sustainable energy investment vehicle in North America and Europe. From November 2017 to November 2020 Mr. Smith was the Senior Vice President of Distributed Energy at Constellation, a competitive supplier of power, natural gas and energy related products and services, and a subsidiary of Exelon Corporation. Mr. Smith previously served in various senior management positions at Exelon Corporation itself, an electric power generation, competitive energy sales, transmission and distribution company, including as Vice President of Exelon Generation, Innovation and Strategy Development from February 2016 to October 2017 and as Vice President of Constellation Technology Ventures, Constellation’s venture investing affiliate, from June 2013 to February 2016. Mr. Smith served in management positions at Constellation Energy Group, Inc., an electric power generation, sales and distribution company between 2003 and 2013, and before that at Enron Corp., an energy commodities and services company, and at Bricker & Eckler LLP, a law firm, as an associate. He has served and currently serves on the boards of directors of various private companies and nonprofit organizations. Mr. Smith holds a Bachelor of Arts degree in political science and economics from the University of Miami and a Juris Doctorate degree from Duke University School of Law. We believe that Mr. Smith is qualified to serve on the Board because of his significant executive experience in the energy field, as well as his experience investing in and growing companies and as an operating executive.

2023 PROXY STATEMENT	15

CORPORATE GOVERNANCE
CONTINUING MEMBERS OF THE BOARD
CLASS I DIRECTORS (TERMS EXPIRING AT THE 2025 ANNUAL MEETING)

MARY LOUISE KRAKAUER Retired Executive Vice President, Chief Information Officer, Dell Corporation CLASS I DIRECTOR Term will expire at the 2025 Annual Meeting

Independent Director Age: 67 Director since: 2022 Committees: Compensation and Leadership Development Committee Other current public company directorships: 2	KEY QUALIFICATIONS AND EXPERIENCE
	•Technology •Finance	•Human Capital Management •Operations

BIOGRAPHY
Ms. Krakauer has served as a member of our Board since January 2022. She has also served on the boards of directors of Mercury Systems, Inc. since July 2017, Cadence Design Systems, Inc. since January 2022, Xilinx, Inc. from November 2017 to February 2022 (when it was acquired by AMD, Inc.), DXC Technology Co., from March 2018 to July 2022. Ms. Krakauer served as Executive Vice President, Chief Information Officer of Dell Corporation, an American technology company, upon the acquisition of EMC Corporation, a data storage and data management technology company, by Dell in September 2016 until her retirement in January 2017, where she had been responsible for global IT, including all operations and integration activity. She served as Chief Information Officer and EVP, Global Business Services of EMC Corporation from January to September 2016. Prior to that, she served as EVP, Business Development, Global Enterprise Services for EMC Corporation from June to December 2015 and as EVP, Global Human Resources for EMC Corporation from 2012 to June 2015, where she was responsible for executive, leadership, and employee development, compensation and benefits, staffing, and all of the people-related aspects of acquisition integration. She also held other executive business leadership roles at EMC Corporation as well as at Hewlett-Packard Co., Compaq Computer Co., and Digital Equipment Co. Ms. Krakauer holds a Bachelor of Science in Engineering from Princeton University and a Master of Business Administration from Harvard Business School. We believe that Ms. Krakauer is qualified to serve on our Board because of her experience serving on boards of technology, service and manufacturing companies, her significant global managerial and operational experience including in IT, business management and manufacturing, and her expertise in compensation and human resources matters through her prior leadership positions and board service.

16	PROTERRA

CORPORATE GOVERNANCE

ROGER M. NIELSEN Former President and Chief Executive Officer, Daimler Truck North America CLASS I DIRECTOR Term will expire at the 2025 Annual Meeting

Independent Director Age: 62 Director since: 2022 Committees: Audit Committee	KEY QUALIFICATIONS AND EXPERIENCE
	•Vehicle Markets •Finance •Human Capital Management	•International •Manufacturing and Operations

BIOGRAPHY
Mr. Nielsen has served as a member of our Board since March 2022. Mr. Nielsen served as President and Chief Executive Officer of Daimler Trucks North America, a commercial vehicle manufacturer, from April 2017 to April 2021, and was responsible for all aspects of Daimler Truck North America and its affiliated companies in the Western Hemisphere, Australia and New Zealand. During the same period, he also served as a member of the board of management of Daimler Truck AG. From May 2001 to April 2017, Mr. Nielsen served as Daimler Truck North America's Chief Operating Officer and was responsible for the company's manufacturing network in the United States, Mexico and Canada, as well as all levels of operations in quality, supplier management, logistics and application engineering. Beginning in 2001, he also served on the boards of Daimler Truck North America's subsidiaries, Thomas Built Bus and Freightliner Custom Chassis Corporation, serving as the chairman of both entities from April 2017 to April 2021. Mr. Nielsen holds a Bachelor of Science degree in industrial engineering from Oregon State University. We believe that Mr. Nielsen is qualified to serve on our Board because of his extensive managerial and board experience and his product development, distribution and supply chain experience in commercial vehicle manufacturing.

2023 PROXY STATEMENT	17

CORPORATE GOVERNANCE

JEANNINE P. SARGENT Senior Advisor, Breakthrough Energy Ventures CLASS I DIRECTOR Term will expire at the 2025 Annual Meeting

Lead Independent Director Age: 59 Director since: 2021 Committees: Nominating and ESG Committee (Chair) Other current public company directorships: 2	KEY QUALIFICATIONS AND EXPERIENCE
	•Manufacturing and Operations •Finance	•Technology •Sustainability

BIOGRAPHY
Ms. Sargent has served as a member of our Board and as the Lead Independent Director since June 2021. She also served on Legacy Proterra’s board of directors from October 2018 to June 2021. Ms. Sargent has served on the boards of directors of Synopsys Inc., an electronic design automation company, since September 2020, and on the board of directors of Fortive Corporation, an industrial technology and healthcare company, since February 2019. She served on the board of Queen’s Gambit Growth Capital, a special purpose acquisition company from January 2021 to March 2022. In addition, Ms. Sargent serves in investment and advisory roles that are focused on industries ranging from AI-enabled solutions to energy and sustainability, including serving as an Advisor at Breakthrough Energy Ventures since December 2018, Senior Advisor at Generation Investment Management LLP since November 2017, and Operating Partner and Senior Advisor at Katalyst Ventures Management LLC, an early-stage technology venture fund, since January 2018. Ms. Sargent previously served as a member of the board of directors at Cypress Semiconductor Corporation from December 2017 to May 2020. From January 2012 to October 2017, Ms. Sargent held multiple executive leadership roles at Flex Ltd., a leading global design, engineering and manufacturing company, including President of Innovation and New Ventures and President of Flex’s Energy business from January 2012 to October 2017. Ms. Sargent has also served as a member of the board of trustees of Northeastern University since July 2017. Ms. Sargent holds a Bachelor of Science in Chemical Engineering from Northeastern University. We believe that Ms. Sargent is qualified to serve on our Board because of her significant executive and global operational experience, her experience launching disruptive technology products in emerging markets, including in the sustainable energy sector, and serving on the boards of directors of several technology and manufacturing companies.

18	PROTERRA

CORPORATE GOVERNANCE
CLASS III DIRECTORS (TERMS EXPIRING AT THE 2024 ANNUAL MEETING)

BROOK F. PORTER Founding Partner, G2VP, LLC CLASS III DIRECTOR Term will expire at the 2024 Annual Meeting

Independent Director Age: 45 Director since: 2021 Committees: Compensation and Leadership Development Committee (Chair) Nominating and ESG Committee	KEY QUALIFICATIONS AND EXPERIENCE
	•Technology •Finance	•Operations •Sustainability

BIOGRAPHY
Mr. Porter has served as a member of our Board since June 2021. He also served as a member of Legacy Proterra's board of directors from February 2017 to June 2021. Mr. Porter is a founding partner at G2VP, LLC, a venture capital firm founded in October 2016. He has served on the boards of or managed a number of G2VP portfolio companies, including Scoop, Pivot Bio, Trove and Sheertex and before becoming public, Shift (SFT) and Luminar (LAZR). From July 2010 to April 2020, Mr. Porter was a partner at Kleiner Perkins, a venture capital firm, where he led investments and managed their $1B Green Growth Fund. His investments while at Kleiner Perkins included Turo, Farmers Edge, Uber (UBER), and DJI. Between 2002 and 2010, he co-founded and served in various management positions at two sustainable transportation companies: Intelligent Energy, a fuel cell technology company, and Primafuel, a low-carbon fuels company. He is named on multiple U.S. and international patents in the fields of renewable energy and transportation. Mr. Porter holds a Bachelor of Science degree in chemical engineering from the University of California, Berkeley, with an emphasis in environmental technology. We believe Mr. Porter is qualified to serve on the Board because of his significant experience operating, investing in and serving on the boards of other green technology companies. He has been an investor, advisor and entrepreneur at the intersection of technology and sustainability and brings decades of energy and transportation expertise to our Board.

2023 PROXY STATEMENT	19

CORPORATE GOVERNANCE

CONSTANCE E. SKIDMORE Former Partner and Board Member, PricewaterhouseCoopers LLC CLASS III DIRECTOR Term will expire at the 2024 Annual Meeting

Independent Director Age: 71 Director since: 2021 Committees: Audit Committee (Chair) Other current public company directorships: 2	KEY QUALIFICATIONS AND EXPERIENCE
	•Finance •Accounting	•International

BIOGRAPHY
Ms. Skidmore has served as a member of our Board since June 2021. She also served as a member of Legacy Proterra’s board of directors from March 2019 to June 2021. Prior to retiring in 2009, Ms. Skidmore was a partner at PricewaterhouseCoopers LLP, a public accounting firm, where she had worked since 1977, including as a member of its governing board from 2004 to 2008. Ms. Skidmore has been a member of the board of directors and audit committee of Comfort Systems USA, Inc. since December 2012 and a member of the board of directors and audit committee of Sensata Technologies Holding Plc since May 2017. She previously served on the board of directors and audit committee of ShoreTel, Inc. from January 2014 to September 2017, prior to its acquisition by Mitel Networks Corporation. Ms. Skidmore also currently serves on various other boards of directors of private companies and nonprofit organizations. Ms. Skidmore holds a Bachelor of Science degree in psychology from Florida State University and a Master of Science degree in taxation from Golden Gate University. We believe that Ms. Skidmore is qualified to serve on the Board because of her extensive strategic leadership experience and expertise in finance and accounting.

20	PROTERRA

CORPORATE GOVERNANCE
CORPORATE GOVERNANCE
OUR GOVERNING DOCUMENTS
Our Board adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our President and Chief Executive Officer, Chief Financial Officer, and other executive and senior officers. In addition, we have also adopted Corporate Governance Guidelines, which, along with our Certificate of Incorporation, Restated Bylaws and charters of the standing committees of the Board, form the framework for Proterra’s corporate governance. The full text of our Code of Business Conduct and Ethics and the Corporate Governance Guidelines are each available in the investor relations section of our website at https://ir.proterra.com on the “Governance Documents” page under the “Investor Relations – Governance” section. The references to our website address in this filing do not include or incorporate by reference the information on that website into this filing. We intend to disclose future amendments to our Code of Business Conduct and Ethics, or waivers of these provisions, including to satisfy the disclosure requirements under Item 5.05 of Form 8-K by posting such information on our website at the website address and location specified above. For more information on our committee charters see pages 24. To find out how to obtain our governing documents see page 24..
Our Certificate of Incorporation and Restated Bylaws provide for certain governing provisions that impact our stockholders election of directors and the conduct of stockholder business. After thoughtful consideration and input from our stockholders, the Board determined that these governance provisions to promote stability and orderly conduct of business as we focus on scaling our operations in a rapidly changing market for zero emission vehicles as a newly public company. Our Board reviews our governing documents annually, and will update them as needed to serve the best interests of the Company and its stockholders, adapt to changing regulatory and governance requirements, and reflect best practices. The following table describes these governance provisions, the Board’s rationale for preserving them, and Proterra’s other governance provisions that advance stockholder interests.

Our Certificate of Incorporation and Restated Bylaws, adopted June 11, 2021
Governance Provision	What it Means for Proterra	How it aligns with Stockholder interests

Classified Board	Our directors serve three year staggered terms with approximately one third of the Board elected at each annual meeting. Directors joining the Board must be apportioned to make the three classes as nearly equal as practicable.
Provides stability and continuity and permits our directors to fully engage and develop institutional knowledge regarding our company in a rapidly developing industry and focus on long term value creation. Encourages stockholders and other stakeholders to engage with our board on matters of importance.

Board Size	Our Certificate of Incorporation provides that only the Board may establish the total number of directors and fill any vacancies and newly created directorships.	Enables our Board to adjust to the changing needs of the Company and augment our Board with additional expertise. In 2022 we refreshed our Board with three new directors.

Supermajority (two thirds) voting required for certain matters	Requires a two-thirds super-majority vote to remove a director (which removal must be for cause), and unless approved by the Board by a two third majority, amend our bylaws.
These provisions are designed to prevent a small group of stockholders from changing the composition of our Board or amending governing documents in a way that may not be in the best interests of all stockholders.

Plurality voting to elect directors	Directors are elected by a plurality of votes cast meaning that the nominees with the most votes are elected to the Board.
This provision is designed to prevent disruption of a "failed election" if a nominee does not receive a majority of the vote. Our Corporate Governance Guidelines require directors who do not receive a majority vote to submit their resignation. The Board then may accept or reject the resignation.

2023 PROXY STATEMENT	21

CORPORATE GOVERNANCE

No stockholder called special meetings or stockholder action by written consent.	Only a majority of our Board may be authorized to call a special meeting of stockholders; and stockholders cannot take action by written consent.
Provides for orderly governance of the Company and is designed to prevent a small number of stockholders from furthering short term special interests and creating unnecessary diversions for the Board and management, thereby enabling us to focus on long term value creation.

CORPORATE GOVERNANCE BEST PRACTICES
All of our corporate governance practices are designed to support effective governance and board oversight of our Company in the interests of our stockholders and other stakeholders. We have implemented the following best practices:
☑    One class of common stock.
☑    Annual review of Board composition and leadership.
☑     As of the 2023 Annual Meeting, our Board will transition to leadership by an independent Chairperson from having a Lead Independent Director since June 2021.
☑    Strong majority of independent directors
☑    100% independent Board committees
☑    Annual Board and Committee self evaluations and annual review of advisors
☑    Annual review of the Company's governing documents
☑    Regular executive sessions of independent directors
☑    Board level oversight of ESG matters and talent development
☑    Regular stockholder outreach and engagement
☑    Stock ownership guidelines for Board and management (See pages 55)
☑    Director resignation policy for change in circumstances or failure to be elected by a majority vote.
☑    Clawback policy for performance based compensation to be implemented in 2023. (see Our Compensation Governance Best Practices on pages 55)

22	PROTERRA

CORPORATE GOVERNANCE
BOARD STRUCTURE
INDEPENDENT CHAIRPERSON
Our Corporate Governance Guidelines provide our Board with the flexibility to create a leadership structure that best serves the Company. John J. Allen has served as our Chief Executive Officer and Chairman of the Board from June 2021 to December 2021, and as our Chairperson of the Board in 2022. Jeannine. Sargent has served as our Lead Independent Director since June 2021. As of the 2023 Annual Meeting, our Board has determined that it is in the best interests of the Company and our Stockholders to appoint an Independent Chairperson for the next phase of the Company's maturity. Immediately upon Mr. Allen's culmination of service at the Annual Meeting, the Board has elected Roger Nielsen to serve as independent Chairperson of the Board. We believe that separation of the positions of Chairperson and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that having an independent Chairperson creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and our stockholders, including with respect to risk management. As a result, we believe that having an independent Chairperson can enhance the effectiveness of the Board as a whole.
BOARD COMMITTEES
Our Board is responsible for oversight of the strategy, operations and management of the Company and representing the interests of our stockholders and other stakeholders. To perform its oversight responsibilities, our Board has formed three standing committees governed by charters: our Audit Committee, Compensation and Leadership Development Committee and Nominating and ESG Committee. Our Board also forms other ad hoc committees for specific work overseen by the Board as needed. All committee members are independent directors.

2023 PROXY STATEMENT	23

CORPORATE GOVERNANCE

Nominating and ESG Committee

MEMBERS:
Jeannine P. Sargent
(Chair)
Jan R. Hauser
Brook F. Porter
FOCUS AREAS FOR 2022:
In 2022, our Committee focused on Board recruitment and refreshment, bringing on three new directors to the Board with relevant industry, financial, and operational expertise in key skill areas identified by the Committee, and the establishment of director orientation, education and evaluation processes to enable the Board's oversight and governance role.

Our Board has adopted a written charter for the Nominating and ESG Committee, which is available on our website at ir.proterra.com.
Our Nominating and ESG Committee is responsible for, among other things:
•identifying, considering and recommending candidates for membership on our Board;
•overseeing our corporate responsibility including environmental and social initiatives;
•advising our Board on corporate governance matters and any related matters required by federal securities laws;
•considering nominations properly submitted by our stockholders in accordance with the procedures set forth in our Certificate of Incorporation and/or Restated Bylaws or determined by the Nominating and ESG Committee from time to time;
•developing and recommending corporate governance guidelines and policies; and
•overseeing the evaluation of the Board and its committees.
The Nominating and ESG Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Our Nominating and ESG Committee retained a nationally recognized recruiting firm that concentrates on women and diverse candidates to assist the Committee in identifying and evaluating candidates for Board service in 2022, and paid customary fees for the recruiting services.

MEETINGS IN 2022: 5
INDEPENDENCE
Our Board has affirmatively determined that each of Ms. Hauser, Mr. Porter, and Ms. Sargent, each of whom continues to serve on our Nominating and ESG Committee, meets the definition of “independent director” under the Nasdaq rules. Ms. Robinson-Berry met the definition of "independent director" when she served on this Committee in 2022. Ms. Robinson-Berry resigned from the Board and its Committees in March 2023.

24	PROTERRA

CORPORATE GOVERNANCE

Audit Committee

MEMBERS:
Constance C. Skidmore (Chair)
Roger M. Nielsen
Michael D. Smith
Jan Hauser
FOCUS AREAS
FOR 2022:
In 2022, the Committee continued its focus on oversight of management's financial reporting processes and management's development of processes and controls and to comply with Sarbanes Oxley Act of 2022, and in preparation for the Company's first audit of internal controls over financial reporting by the Company's independent auditor. The Committee also focused on development of the finance and information technology teams and oversight of the Company's cybersecurity program.

Our Board has adopted a written charter for the Audit Committee, which is available on our website at ir.proterra.com.
Our Audit Committee is responsible for, among other things:
•reviewing and discussing with management, our quarterly and annual financial results and discussing the related quarterly letter prior to distribution to the public;
•reviewing our quarterly and annual financial statements;
•discussing with the independent registered public accounting firm and management our critical accounting policies and practices;
•discussing on a general basis the type of information to be disclosed and type of presentation to be made regarding financial information and earnings guidance to analysts and rating agencies;
•reviewing and discussing with the independent registered public accounting firm and our management their periodic reviews of the adequacy and effectiveness of our accounting and financial reporting processes and systems of internal control, including any control deficiencies, significant deficiencies and material weaknesses in their design or operation, and any necessary audit processes or procedures adopted in light of any significant or material weaknesses;
•periodically consulting with the independent registered public accounting firm out of the presence of our management about internal controls, the fullness and accuracy of our financial statements and any other matters that the Audit Committee or the independent registered public accounting firm believes should be discussed privately with the Audit Committee;
•being directly responsible for the selection, appointment, discharge, compensation, retention and oversight of the work of the independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of preparing or issuing and audit report or performing other audit-related services for the Company. The independent registered public accounting firm will report directly to the Audit Committee;
•considering and assessing the desirability of developing hiring policies for our hiring of employees or former employees of the independent registered public accounting firm, as required by regulations and by applicable listing standards;
•reviewing the independent registered public accounting firm’s annual audit plan, scope of audit activities and staffing; and
•reviewing with management our major financial risk and enterprise exposures and the steps management has taken to monitor or mitigate such exposures, including our procedures and any related policies with respect to risk assessment and risk management.

MEETINGS IN 2022: 9 The Audit Committee held separate executive sessions with the Chief Financial Officer, the independent auditors and the Committee members at each meeting.
INDEPENDENCE
Our Board has affirmatively determined that each member meets the definition of “independent director” for purposes of serving on the Audit Committee under the Nasdaq rules, Ms. Robinson-Berry, who served on our Audit Committee in 2022, also met the applicable independence requirements financial literacy and audit committee financial expert criteria. Ms. Robinson-Berry resigned from the Board in March 2023.

AUDIT COMMITTEE FINANCIAL EXPERT
Each member of our Audit Committee meets the financial literacy requirements of Nasdaq listing standards. In addition, our Board has determined that each member qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.

2023 PROXY STATEMENT	25

CORPORATE GOVERNANCE

Compensation and Leadership Development Committee

MEMBERS:
Mary Louise Krakauer (Chair)
Brook F. Porter
Michael D. Smith
FOCUS AREAS
FOR 2022:
In 2022, our first full year as a public company our Committee focused on the dynamic market for talent, compensation practices that aligned with stockholder interests and allowed us to attract and retain the talent critical to the Company's mission, and the Company's establishment and growth of its leadership team and human resources function.

Our Board has adopted a written charter for the Compensation and Leadership Development Committee, which is available on our website at ir.proterra.com.
Our Compensation and Leadership Development Committee is responsible for, among other things:
•reviewing overall compensation philosophy and strategy;
•reviewing and approving the selection of our peer companies for compensation assessment purposes;
•overseeing the process for the evaluation of senior management’s performance;
•reviewing and approving annual compensation for our Chief Executive Officer and other senior management;
•reviewing and approving the terms of any offer letters, employment agreements, termination agreements or arrangements, change-in-control agreements, indemnification agreements and other material agreements between us and our Chief Executive Officer or between us and other members of senior management;
•adopting, approving and amending our cash bonus program and all cash-based incentive compensation plans and arrangements, and the cash amounts reserved for issuance thereunder for senior management;
•making recommendations to our Board regarding adoption and approval of, or amendments to, all equity-based incentive compensation plans, and employee stock purchase plans, and the aggregate numbers of shares reserved for issuance under the plans;
•recommending to the Board, for determination by the Board, the form and amount of cash-based and equity-based compensation to be paid or awarded to Proterra’s directors;
•reviewing with management our organization and people activities, which include, among other things, employee demographics; talent management and development; employee engagement, retention and attrition; pay equity; and diversity and inclusion;
•reviewing with management our major compensation-related risk exposures and the steps management has taken to monitor or mitigate such exposures; and
•considering and recommending to our Board any policies regarding recovery of incentive-based compensation based on financial information required to be reported under the Exchange Act (or other federal securities laws) following a restatement of such financial information.
The Compensation and Leadership Development Committee has the authority to retain or obtain the advice of advisors to assist in carrying out its responsibilities. The Compensation and Leadership Development Committee engages Farient Advisors (“Farient”), a compensation consulting firm, to assist the Committee in evaluating and refining our Board and executive compensation programs. Farient reports directly to the Committee and interacts with management at the Committee’s direction. Farient provided advice regarding, among other things, compensation philosophy, peer group composition, competitive market analysis of our compensation programs, and elements of our compensation program. equity usage and risk assessment. The Compensation and Leadership Development Committee has considered the adviser independence factors required under SEC rules as they relate to Farient and has determined that Farient’s work does not raise a conflict of interest.

MEETINGS IN 2022: 6
On January 1, 2022, the Compensation and Leadership Development Committee was constituted with Ms. Krakauer, Mr. Porter and Mr. Smith serving as members and Mr. Porter serving as chair. Effective May 26, 2022, Ms. Krakauer assumed the role of Chair.

INDEPENDENCE
Our Board has affirmatively determined that Ms. Krakauer, Mr. Porter and Mr. Smith each meets the definition of “independent director” for purposes of serving on the Compensation and Leadership Development Committee under the Nasdaq rules, including the heightened independence standards for members of a Compensation and Leadership Development Committee, and each is a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

26	PROTERRA

CORPORATE GOVERNANCE
BOARD OVERSIGHT
MEETING ATTENDANCE

Number of 2022 Board and Committee Meetings: 26
Board Meetings	Audit Committee Meetings	Compensation & Leadership Development Committee Meetings	Nominating & ESG Committee Meetings
6	9	6	5
Each of our directors attended 75% or more of the aggregate of the total number of meetings of the full Board and the total number of meetings held by all committees of the Board on which the director served. All of our Directors attended the annual meeting in 2022. On average, our directors attended over 98% of scheduled meetings.
In addition:
•Our independent directors held an executive session chaired by the Lead Independent Director at each regularly scheduled Board meeting.
•Our directors also volunteered to serve on ad hoc committees in 2022 to provide insight to management on strategy development, and attended a full day strategy session with management.
•Our directors met between meetings for informal calls and briefings requested by Board members or management, and engaged in tours of our facility including the in process construction of our new Powered 1 manufacturing facility in Greer South Carolina.
•The Board experienced our products first hand by riding in a Proterra Powered coach bus and a Proterra battery electric transit bus.
STRATEGY OVERSIGHT
The Board regularly reviews Proterra’s long-term strategic business plans with the officers and other pertinent issues affecting Proterra’s business. The Board appoints the Chief Executive Officer, acts as management's advisor, provides strategic oversight, and is expected to monitor Proterra's performance in relation to its financial objectives, long term goals, and competitors. The held a full day session to review the Company's strategic plan in 2022 and regularly reviews management's strategic plan with officers and other developments and pertinent issues affecting Proterra's business.
RISK OVERSIGHT
Our Board is responsible for overseeing our risk management process and oversees risk directly and through its standing committees. Our committees report regularly to the Board on their oversight activities and elevate risk review to the Board when appropriate. Our Board focuses on our general risk management strategy, as well as the most significant risks facing us, and oversees management's development of mitigation strategies. Pursuant to their charters, the standing Committees of the Board oversee particular areas of risk. The table below illustrates the allocation of responsibility for risk management.

2023 PROXY STATEMENT	27

CORPORATE GOVERNANCE

Risk Management at Proterra

BOARD
•Oversees risk management and primary responsibility for evaluating strategic and operational risk management
•Regularly informed by management on all aspects of the business, workplace safety, product safety, and the work of functional departments

AUDIT COMMITTEE
Oversees risk arising from:
•major financial and legal risk contingencies
•Financial statements and Internal controls over financial reporting
•IT and cybersecurity
•Related Party Transactions
•Insider trading compliance
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE Oversees risks arising from: •Executive compensation programs •Human capital management •Benefits programs, including 401K plans •Equity administration	NOMINATING AND ESG COMMITTEE Oversees risks arising from •Our corporate governance practices •ESG and sustainability

MANAGEMENT
•Responsible for identifying and managing risks in our day to day operations
•Creating and implementing processes and controls
•Creating a Company culture of integrity, responsibility, and accountability for compliance with policies and processes

CYBERSECURITY RISK OVERSIGHT
A significant area of focus for our Board in 2022 was cybersecurity. In addition to regular updates to our audit committee and committee reports to the Board, the full Board engages directly on cybersecurity matters at least every other quarter. Securing the information of our team members, vendors, customers and other third parties is important to us. We have adopted physical, technological and administrative controls on data security and have a defined procedure for data incident detection, containment, response and remediation. While everyone at our company plays a part in managing these risks, oversight responsibility is shared by our Board, our Audit Committee and management.
Our Audit Committee and Board regularly reviews metrics about cyber threat response preparedness, program maturity milestones, risk mitigation status and the current and emerging threat landscape. Additionally, we engage third-party security experts for security assessments and program enhancements. We also maintain information security risk insurance coverage.

SUCCESSION PLANNING
The Board, working with the NESG and Compensation Committees, is responsible for Chief Executive Officer succession and the selection and succession planning of executive officers in order to assure the orderly functioning and transition of Proterra’s management. In 2022, received regular updates and provided inputs into company culture, and related core competencies for employees and leaders that will form the basis for leadership development and succession planning at all levels of the company below the Chief Executive Officer. The Board will be responsible for identifying potential candidates for, and selecting, the Chief Executive Officer. In identifying potential candidates for, and selecting, the Chief Executive Officer, the Board will consider, among other things, a candidate’s experience, understanding of Proterra’s business environment, leadership qualities, knowledge, skills, expertise, integrity and reputation in the business community.

28	PROTERRA

CORPORATE GOVERNANCE
BOARD PROCESSES
STOCKHOLDER ENGAGEMENT
We have adopted a practice of regular stockholder outreach. In the fall of 2022 we reached out to over thirty of our largest shareholders representing approximately 53% of our outstanding common stock, and participated in meetings with all of those able to speak with us to gather stockholder input on our corporate governance, executive compensation, and other matters of importance to our stockholders. The input from our stockholders is an important consideration for the Board in its evaluation of governance, executive compensation, social and environmental matters. Feedback from our stockholders at any time is welcome.
DIRECTOR ORIENTATION AND EDUCATION
All directors take part in a director orientation which includes written material and presentations, individual meetings with fellow directors and key leaders and employees, and site visits to all of our manufacturing locations and headquarters to familiarize such directors with, among other things, Proterra’s business, strategic plans, significant financial, accounting and risk management issues, compliance programs, Code of Business Conduct and Ethics, corporate governance guidelines, principal officers, independent auditors and advisors. The Board encourages all directors to stay abreast of developing trends for directors from the variety of sources available. Directors may be expected, based on the recommendations of the NESG Committee, to participate in continuing educational programs in order to maintain the necessary level of expertise to perform their responsibilities as directors.
BOARD AND COMMITTEE EVALUATIONS
The Board has evaluated its members in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment based on member's diversity of experience and perspective. In determining whether to recommend a director for re-election, the Nominating and ESG Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
The Board and each of its committees conduct a self-evaluation at least annually. Committees assess their performance relative to their charter and best practices. The NESG Committee oversees this annual self-evaluation of the Board’s performance and the operation of each committee of the Board. The NESG Committee uses the results of this self-evaluation process to (1) determine if the Board and its committees are functioning effectively, (2) assess and determine the characteristics and critical skills required of prospective candidates for election to the Board and (3) make recommendations to the Board with respect to assignments of Board members to various committees. The full Board reviews and discusses the evaluations to determine what actions, if any, would improve Board and committee performance and whether any changes to these Corporate Governance Guidelines would be appropriate.
WHERE TO FIND GOVERNANCE DOCUMENTS
You can access copies of our Corporate Governance Guidelines, as well as our Code of Business Conduct and Ethics, our current committee charters on our website at ir.proterra.com, or by writing to our Secretary at our offices at 1815 Rollins Road, Burlingame, CA 94010.
COMMUNICATIONS FROM STOCKHOLDERS
Stockholders and other interested parties may communicate with the Board, or any member or members of our Board by writing to the address below.
The Secretary will process all communications and forward appropriate material to the intended recipients or to the Chairperson of the Board if no recipient is identified. The Secretary's screening is to prevent inappropriate communications, such as mass mailings, job inquiries, solicitations, or patently offensive communications from disrupting the work of the Board.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, Proterra Inc, 1815 Rollins Road, Burlingame, CA 94010.

2023 PROXY STATEMENT	29

DIRECTOR COMPENSATION
We maintain a Non-Employee Director Compensation Policy designed to align non-employee director compensation with the achievement of our business objectives and the creation of stockholder value, while enabling us to attract, retain, incentivize and reward directors who contribute to our long-term success.
Our Board reviews director compensation periodically to ensure that director compensation remains competitive and consistent with standards of good governance so that we are able to responsibly recruit and retain qualified directors. The Compensation and Leadership Development Committee considers the responsibilities and time commitment of Proterra’s directors, pay practices of the Company's peer group, and recommendations from its independent compensation consultant to make recommendations regarding the type and amount of compensation for non-employee directors, and makes recommendations to the Board.
The Board amended the policy in December 2021 to provide for a cash retainer for a non-executive chair and to adjust the timing of the grant of annual equity awards from the date of the Annual Meeting to the first fiscal quarter. The Board further amended the policy on December 14, 2022, to (1) eliminate the initial RSU grant of $250,000 in value, (2) increase the annual RSU grant from $100,000 in value to $150,000 in value, and (3) to increase the cash retainers for the Chair of the Compensation and Leadership Development Committee and the Chair of the Nominating and ESG Committee from $10,000 per year to $15,000 per year.
Under the Non-Employee Director Compensation Policy, as amended, each non-employee director is eligible to receive the cash and equity compensation for Board services described below. Each director will also be reimbursed for reasonable, customary and documented travel and other expenses to attend meetings of our Board or its committees and to attend director training. Pursuant to this policy, non-employee directors were eligible to receive the compensation described below.

NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
CASH COMPENSATION
Retainer: $75,000
Non-Executive Chair of the Board: $30,000
Lead Independent Director: $25,000
Audit Committee
•Chair - $15,000
Compensation and Leadership Development Committee
•Chair - $15,000
Nominating and ESG Committee
•Chair - $15,000

EQUITY COMPENSATION
Annual Grants: $150,000 in RSU's
Annual Election Policy: Directors may elect to receive the annual retainer of $75,000 payable in RSU's in lieu of the cash retainer if that decision is made in the preceding tax year.

All cash payments to directors are paid quarterly in arrears prorated for any portion of a quarter that a director is not serving on our Board. Each director may make an annual election to receive their $75,000 annual cash retainer in RSUs. If so elected, the RSUs will vest on March 31, June 30, September 30, and December 31 over a one-year period following the grant date, subject to the director’s continued service on each applicable vesting date and provided the vesting conditions under the 2021 Plan are met. If a Director’s service terminates early in a given quarter, the RSUs for the partial period of service in the quarter that services terminate vest daily for the period of time served
During the first fiscal quarter each year, each non-employee director will be granted RSUs with a value equal to $150,000 at the time of grant pursuant to grant valuation practices determined by the Compensation and Leadership Development Committee. These annual director awards will vest quarterly over a one-year period following the grant date, subject to the director’s continued service on each applicable vesting date. A non-employee director who begins serving on the Board during the year will receive a pro-rated grant for the first partial year of service.

30	PROTERRA

DIRECTOR COMPENSATION
The 2021 Equity Incentive Plan provides that no non-employee director may receive awards with an aggregate fair value on the date of grant that, when combined with cash compensation received for service as a director, exceeds $750,000 in a calendar year.
Our Board adopted stock ownership guidelines that require each member of the Board to achieve stock ownership with a value equal to five times his or her annual cash compensation within five years of becoming a Board member.
DIRECTOR COMPENSATION TABLE
The table below summarizes the total compensation awarded to, earned by or paid to our non-employee directors for their service on our Board for the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(9)	Non-equity Incentive Plan Compensation ($)	Total ($)
John J. Allen	105,000	110,225	—	215,225
Jochen M. Goetz(3)	—	—	—	—
Jan R. Hauser(4)	42,021	270,132	—	312,153
Mary Louise (ML) Krakauer(5)	80,986	275,562	—	356,548
Roger M. Nielsen(6)	62,414	225,542	—	287,956
Brook F. Porter(7)	4,007	192,889	—	196,896
Joan Robinson-Berry (8)	75,000	110,225	—	185,225
Jeannine P. Sargent	110,000	110,225	—	220,225
Constance E. Skidmore	90,000	110,225	—	200,225
Michael D. Smith	75,000	110,225	—	185,225
(1)The amounts disclosed represent an annual cash retainer awarded pursuant to our Non-Employee Director Compensation Policy described below to our non-employee directors, other than Mr. Porter, in the amount of $75,000, which is paid quarterly in arrears, subject to continuous service. Mr. Porter elected to receive such compensation as RSUs, and accordingly received 9,469 RSUs that vest quarterly subject to continuous service.
(2)The amounts disclosed represent the aggregate grant date fair value of RSUs granted to our non-employee directors during 2022 under our 2021 Plan, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSUs reported in the Stock Awards column are set forth in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 17, 2023. These amounts do not reflect the actual economic value that will be realized by the directors upon the vesting of the RSUs or the sale of any of the common stock acquired under such RSUs. Per share RSU valuations are based on the average of the closing price of our common stock for 20 trading days prior to each respective award date. On February 17, 2022, (i) each non-employee director serving on the Board received his or her annual RSU grant for 12,626 shares except for Ms. Krakauer who received an initial grant award described below and Mr. Nielsen and Ms. Hauser who were not yet members of our Board, (ii) Mr. Porter also received his RSU grant of 9,469 shares in lieu of the annual cash retainer awarded pursuant to our Non-Employee Director Compensation Policy, and (iii) Ms. Krakauer received her RSU grant for 31,565 shares for her initial appointment as a new director. All initial director grants vest 6.25% each quarter over four years. An annual director grant is not provided in the same year that the initial grant to a director is awarded. The grant date fair value per share for these awards as determined under FASB ASC Topic 718 was $8.73. . On March 9, 2022, Mr. Nielsen received his RSU grant of 30,193 shares for his initial appointment as a new director. The grant date fair value per share for this award as determined under FASB ASC Topic 718 was $7.47. On August 22, 2022, Ms. Hauser received her RSU grant of 41,946 shares for her initial appointment as a new director. The grant date fair value per share for these awards as determined under FASB ASC Topic 718 was $6.44
(3)Due to internal policies of his employer, Daimler Truck AG, Mr. Goetz did not receive any compensation for his service on the Board. Mr. Goetz resigned from our Board on March 2, 2022.
(4)Ms. Hauser was appointed to our Board on June 9, 2022.
(5)Ms. Krakauer was appointed as Chair of our Compensation and Leadership Development Committee on May 26, 2022.
Mr. Nielsen was appointed to our Board on March 2, 2022.
Mr. Porter stepped down as Chair of our Compensation and Leadership Development Committee on May 25, 2022, and fees for his service as Chair of the Committee were prorated. He also elected to receive his $75,000 retainer fee in Restricted Stock Units instead of cash.
(6)Ms. Robinson-Berry resigned from our Board on March 21, 2023, effective on March 22, 2023.
(7)The table set forth below presents the aggregate number of shares of our common stock underlying outstanding stock options and RSUs held by our non-employee directors as of December 31, 2022:

2023 PROXY STATEMENT	31

DIRECTOR COMPENSATION

Name	Number of Shares Underlying Options	Number of Shares Underlying RSUs
John J. Allen	5,069,956	—
Jochen Goetz	—	—
Jan R. Hauser	—	36,703
Mary Louise (ML) Krakauer	—	23,674
Roger M. Nielsen	—	24,532
Brook F. Porter	265,518	—
Joan Robinson-Berry	36,880	4,152
Jeannine P. Sargent	265,518	—
Constance E. Skidmore	265,518	—
Michael D. Smith	265,518	—

32	PROTERRA

EXECUTIVE COMPENSATION
PROPOSAL 2:
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Board unanimously recommends a vote FOR the approval, on an advisory basis, of our named executive officers’ compensation.
Section 14A of the Exchange Act requires us to offer our stockholders an opportunity to cast an advisory, non-binding vote on the compensation of our named executive officers, as disclosed in this proxy statement, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010, commonly referred to as a “say-on-pay” vote.
At our 2022 annual meeting, our stockholders voted to conduct this advisory vote on the compensation of our named executive officers every year. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement.
As described in the “Compensation Discussion and Analysis” section of this proxy statement, our executive compensation program is designed to attract, retain, focus and motivate top-level talent who possess the skills and leadership necessary to scale our business and create long-term value. The Board believes that our executive compensation program effectively aligns executive pay with our performance and also enables us to attract and retain talented executives who are critical to our success.
Accordingly, the Board encourages our stockholders to review the compensation actions taken in fiscal year 2022 set forth in the “Compensation Discussion and Analysis” section of this proxy statement and recommends that our stockholders vote “For” the following resolution:
“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the proxy statement furnished for the 2023 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, set forth in the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby APPROVED on an advisory basis.”
The advisory vote is not binding on management or the Board. Nevertheless, we value constructive feedback from our stockholders on executive compensation and other important matters, and the Board and the Compensation and Leadership Development Committee will consider the voting results on this Proposal when making future compensation decisions. Your vote is an important tool that guides the Compensation and Leadership Development Committee and the Board in continuing to improve the alignment of our executive compensation program with our business objectives, performance, and the interests of our stockholders.
VOTE REQUIRED
This proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on this proposal that are present in person or represented by proxy at the meeting and are voted “For” or “Against” this Proposal to be approved. Only votes “For” or “Against” will affect the outcome. Broker non-votes and abstentions will have no effect.

2023 PROXY STATEMENT	33

EXECUTIVE COMPENSATION
EXECUTIVE OFFICERS
The following table identifies our executive officers and their respective ages and positions as of May 22, 2023.

Name	Age	Position
Gareth T. Joyce	50	President, Chief Executive Officer and Director
David S. Black(1)	61	Chief Financial Officer Elect
Christopher L. Bailey	42	Chief Business Officer
Julian R. Soell	55	Chief Operating Officer

(1)     On April 27, 2023, the Board appointed David S. Black as the Chief Financial Officer of the Company and its subsidiaries, effective as of May 16, 2023, immediately following Karina F. Padilla’s resignation as Chief Financial Officer, effective at the end of the day on May 15, 2023. Ms. Padilla will remain an employee of the Company after Mr. Black’s appointment through June 2, 2023 to assist the transition of the role to Mr. Black.
Gareth T. Joyce
For information regarding Gareth T. Joyce, please refer to “Proposal 1 — Election of Directors.”
David S. Black
Mr. Black was appointed by the Board on April 27, 2023 to serve as Chief Financial Officer effective as of May 16, 2023. Prior to joining the Company, Mr. Black served as a Special Advisor to the CEO of BWX Technologies, a leading supplier of nuclear components and fuel to the U.S. government, from November 2021 until his retirement in March 2022, and prior to that as Senior Vice President and Chief Financial Officer of BWX Technologies from July 2015 to November 2021. Mr. Black also served as Vice President and Chief Accounting Officer and in other roles at The Babcock & Wilcox Company, an international energy technology company headquartered in the United States from 1991 to 2015. Mr. Black holds a Master of Science in Accounting from the Rochester Institute of Technology in Rochester New York and a Bachelor of Science in Accounting from Liberty University in Lynchburg, Virginia. He is a certified public accountant and a chartered global management accountant.
Christopher L. Bailey
Mr. Bailey has served as our Chief Business Officer since March 1, 2023 and before that as our President of Proterra Powered & Energy since October 2021. Previously, he served as Senior Vice President, Proterra Energy from May 2021 to October 2021. Prior to joining Proterra, Mr. Bailey served as Vice President of Product Innovation & Technology Strategy at Hubbell Incorporated, an international manufacturer of electrical and electronic products, from December 2020 to May 2021. He served as Vice President of Hubbell Integrated Solutions, a manufacturer of electrical and utility solutions, from August 2017 to December 2020. Mr. Bailey also held various leadership positions at Hubbell Lighting from June 2004 to April 2018. Mr. Bailey has multiple patents granted and pending in the fields of mechanical, electronics, optical, and human-machine interface design. Mr. Bailey holds a Bachelor of Science degree in Integrated Studies, with an emphasis in Computer Science & Business Administration from Middle Tennessee State University.
Julian R. Soell
Mr. Soell has served as our Chief Operating Officer since March 1, 2023, and before that as our President of Proterra Transit since May 2022. From January 2021 to April 2022 he served as Chief Operating Officer at Repairify, a high-growth global leader in automotive service, technology and business insights solutions. Prior to that, he served as a Managing Director of Delta Airlines, a global airline based in the United States, from September 2016 to December 2020. Earlier in his career, he held engineering leadership roles at automotive companies including Mercedes Benz USA and Harley-Davidson Motor Company. Mr. Soell holds a Bachelor of Science in Mechanical Engineering from Lehigh University, a Master of Science in Mechanical Engineering from Ohio State University, and a Master of Business Administration from the University of Michigan.

34	PROTERRA

COMPENSATION DISCUSSION
AND ANALYSIS

36	Named Executive Officers
37	Executive Summary
37	2022 Performance Highlights
38	Compensation Philosophy and Guiding Principles
39	2022 Compensation Program Highlights
39	Summary of 2022 Target Compensation Elements
40	Compensation Decision Making Process
40	Executive Compensation Decision-Making and Oversight
41	Compensation Design Considerations
41	Peer Group Compensation Analysis
43	Stockholder Engagement
43	Elements of 2022 Compensation in Detail
43	Elements of Executive Compensation Overview

44	Base Salaries
44	Short Term Incentive Plan
50	One-Time Awards
51	Long Term Equity Grants
52	Other Compensation Elements
54	Compensation Governance Policies
54	Our Compensation Governance Practices
54	Clawback Policy
54	Stock Ownership Guidelines
55	Hedging and Pledging Policy
55	Tax and Accounting Considerations
55	Compensation and Leadership Development Committee Interlocks and Insider Participation
55	Compensation Risk Assessment
56	Report of the Compensation and Leadership Development Committee of the Board

2023 PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS
NAMED EXECUTIVE OFFICERS
The following discussion and analysis relates to the compensation arrangements for 2022 of (i) our principal executive officer, (ii) our principal financial officer, and (iii) the three other most highly compensated executive officers at the end of our fiscal year ended December 31, 2022 (our “named executive officers” or “NEOs”). Our named executive officers for fiscal year 2022 were:

GARETH T. JOYCE	KARINA F. PADILLA	CHRISTOPHER L. BAILEY	JULIAN R. SOELL	JOANN C. COVINGTON
President and Chief Executive Officer	Former Chief Financial Officer[1]	Chief Business Officer, formerly President of Proterra Powered & Energy[2]	Chief Operating Officer, formerly President of Proterra Transit[3]	Former Chief Legal Officer, Head of Government Relations and Secretary[4]
(1)Ms. Padilla resigned from her position as Chief Financial Officer effective May 15, 2023.
(2)Mr. Bailey was appointed to the position of Chief Business Officer, effective March 1, 2023.
(3)Mr. Soell was appointed to the position of Chief Operating Officer, effective March 1, 2023.
(4)Ms. Covington resigned from her position as Chief Legal Officer, Head of Government Relations and Secretary effective March 27, 2023.

36	PROTERRA

COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
2022 PERFORMANCE HIGHLIGHTS

2022 was a consequential year for our Company, as we grew revenue to new records and scaled our battery production over 80% year-over-year and delivered battery systems to seventeen customers, not including our own transit business. We also invested significant resources in research and development, operations and sales and marketing to grow our business while navigating high inflation and ongoing supply chain disruptions that contributed to an increase in our cash consumption and gross and net losses for the year. Despite these headwinds, our team made significant strides to scale manufacturing and produce the high quality electric vehicle technology demanded by our customers.

BUSINESS AND
OPERATIONAL PERFORMANCE HIGHLIGHTS
•1,229 Proterra Powered battery system deliveries, up 350% year-over-year with deliveries to 17 commercial and industrial vehicle manufacturers.
•199 Transit buses delivered down from 208 in 2021.
•342 MWh of batteries produced, up 81% year-over-year.
•Completed construction of new Powered 1 battery factory enabling multiple gigawatt manufacturing capacity.

 FINANCIAL PERFORMANCE HIGHLIGHTS
•Annual revenue grew 27% year-over-year to $309 million.
•Proterra Powered & Energy revenue grew 150% year-over-year to $118 million
•Proterra Transit revenue dipped slightly to $191 million
•$298 million in cash, cash equivalents and short term investments.

COMPANY AND PRODUCT HIGHLIGHTS
In 2022, we also made significant advancements in the development and delivery of our products to achieve our mission of advancing electric vehicle technology to deliver the world's best performing commercial vehicles.
•We added a new Chief Executive Officer, Gareth T. Joyce, Former Chief Financial Officer, Karina F. Padilla, and a new leader of our Transit business, Julian R. Soell to our team in 2022.
•We completed our 5th Generation Proterra H4 battery pack with industry leading energy density, and our new cubic battery pack architecture.
•We launched Valence, our redesigned connected vehicle intelligence platform designed to provide our customers with performance information about their fleets, and management of vehicle and charging operations to reduce operating costs.
•We announced our fifth generation electric transit bus, the ZX5 with 738kwh energy on board.
•We were awarded TRUE © (Total Resource Use and Efficiency) Certification for multiple manufacturing facilities in recognition of our zero waste efforts, becoming the first electric vehicle manufacturer to earn multiple TRUE Certifications for zero waste facilities, according to Green Business Certification Inc. (GBCI).

2023 PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION PHILOSOPHY AND GUIDING PRINCIPLES
The Compensation and Leadership Development Committee (the “Committee” as used throughout this CD&A) uses a deliberative process and continuous oversight to ensure that our executive compensation program reflects our mission-driven identity, supports the ongoing execution of our corporate strategy, and ensures individual accountability for performance, all with the goal of delivering long term value for our stockholders and other stakeholders. Our Committee designed our executive compensation program and managed compensation decisions using these guiding principles:

Attract & Retain Talent	Compensate Competitively	Pay for Performance	Align with Stockholders

Principle	How We Apply It	Components of Compensation
Attract & Retain Talent
We strive to build a diverse workforce and an inclusive work environment that fosters mutual respect and collaboration to enhance our performance by driving innovation and competitive differentiation in the market.
We create differentiated compensation programs to recognize the value that each person contributes both individually to the Company and collectively as part of our team.

•Equity grants that vest over multiple years, and our employee stock purchase program.
•Short term incentive plan focuses on team effort to achieve business outcomes.
•Competitive base salary and benefits.

Compensate Competitively
We provide market competitive compensation programs based upon employees’ individual skills and experience, their role, and the value that they bring to the organization.
We develop peer groups based on our unique requirements for a blend of technology and industrial skills, the need for a growth mindset and skills for scaling a business, and in recognition of where we source and lose talent.
We use competitive market data to inform and guide our compensation decisions.
•All components of total compensation are benchmarked annually and assessed based on individual performance. •Benefits programs benchmarked annually.
Pay for Performance
We ensure that a significant portion of executive compensation is dependent on driving the Company’s long term strategy and business results, including a focus on fundamental pillars of financial performance, operational excellence and customer satisfaction, development of a diverse and inclusive workforce, and continued innovation of our technology platform. We believe all of these pillars will create long term value for our stockholders and other stakeholders.

•Significant portion of cash compensation is at risk: 56% of our CEO's total target cash compensation and 38% to 43% of our other NEOs total target cash compensation in 2022 depended on performance of key metrics in our short term incentive plan.
•Short term incentive plan measures performance against financial, operational, workforce development, and strategic goals.
•Emphasis on equity compensation with long term vesting schedules.

Align with Stockholders
We use pay-for-performance incentives to align executive compensation with long-term stockholder and other stakeholder interests and to reward and hold employees accountable for performance in their respective areas of operation.
We create compensation practices that emphasize equity ownership to align our executives with stockholder interests.
We provide all employees the opportunity to own stock in Proterra to create an ownership mindset among all team members.

•Long term incentive plan equity awards with four year vesting, and use of stock option awards for executives.
•Availability of our Employee Stock Purchase Plan that enables all employees to become stockholders.
•Annual cash incentive programs tied to achievement of financial and operational goals in the fiscal year and progress against long term strategic objectives..

38	PROTERRA

COMPENSATION DISCUSSION AND ANALYSIS
2022 COMPENSATION PROGRAM HIGHLIGHTS
•Executive stock ownership guidelines. In 2022, we adopted executive stock ownership guidelines requiring our CEO to maintain 5 times base salary in stock ownership and our other executive officers to maintain 3 times their base salary in stock ownership. Executives have five years to meet the guidelines and progress is assessed annually. See page 45 of this proxy statement for our NEOs progress against these guidelines.
•Emphasis on equity compensation. As a relatively new public company, we continue to focus our pay practices on long term equity compensation to drive alignment with our stockholders.
•Short Term Incentive Plan payouts aligned with stockholder interests. Our team did not meet our short term incentive plan goals for financial performance in 2022, resulting in cash awards for the year ranging from 24.3% to 70.4% of target payouts. The Committee took into account inflation in cell materials costs when assessing performance against the objectives, but otherwise made no other changes to plan criteria despite the numerous challenges 2022 brought on the business. See page 45 of this proxy statement for a discussion of the actual payouts under the Short Term Incentive Plan.
•Focus on variable compensation elements. Our compensation program provides for a fixed annual salary to provide certainty to our executive officers, but the remainder of our compensation program uses variable compensation elements including our Short Term Incentive Plan and long term equity grants, which are a mix of options and RSU's, none of which vest in the year of grant. The Short Term Incentive Plan Compensation is at risk each year and tied to rigorous performance objectives. We consider the long term equity grants variable because the value of those grants will vary over time. Our 2022 Long Term Incentive Plan grants vest once a year from 2023 through 2026, incentivizing executives to focus on long term stockholder returns.
SUMMARY OF 2022 TARGET COMPENSATION ELEMENTS
Our 2022 compensation program is weighted toward long term equity compensation. Awards made in 2022 will vest as to twenty five percent of the equity grant annually over four years, with the first vesting date in 2023. We intend these equity awards to incentivize executives in 2022 and beyond to focus on strategies that return long term value to stockholders. In addition, 56% of our CEO's target cash compensation is variable and dependent on achievement of rigorously set performance objectives in our Short Term Incentive Plan. Similarly, on average approximately 40% of our other NEOs' target cash compensation is variable and dependent on achievement of rigorously set performance objectives in our Short Term Incentive Plan. For more information on our Short Term Incentive Plan see page 45 of this proxy statement. We use these elements of variable compensation to implement our "Pay for Performance" and "Align with Stockholder Interests" guiding principles discussed above..

CEO 2022 Target Compensation Elements (1)	Average of NEO 2022 Target Compensation Elements (1)(2)

(1)    Target Compensation Elements are calculated using the Base Salaries, Short Term Incentive Plan target awards, and the intended value of the Long Term Equity Grants described in the Elements of 2022 Compensation In Detail which begins on page 52 of this Proxy Statement. We exclude one time awards from this presentation.
(2)    Average NEO 2022 Target Compensation Elements excludes the CEO.

2023 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION DECISION MAKING PROCESS
EXECUTIVE COMPENSATION DECISION-MAKING AND OVERSIGHT
The Compensation and Leadership Development Committee is charged by our Board with to manage and evaluate our executive compensation program. The Committee reviews and approves all the principal components of compensation for our executive officers on an annual basis. In carrying out its responsibilities, the Committee engaged Farient Advisors as its independent compensation consultant to provide counsel and guidance to the Committee in the design of our 2022 executive compensation program. Farient Advisors has advised the Committee since 2020. The Committee has assessed the independence of Farient Advisors in accordance with the Nasdaq Listing Standards and applicable SEC regulations and concluded that the firm’s work does not raise any conflict of interest.
We summarize the allocation of responsibilities for executive compensation decisions in the table below:

Participant	Role

Compensation and Leadership Development Committee
•Determines our compensation program and policies for our executive officers, including our NEOs.
•Approves the compensation levels applicable to our executive officers, including our NEOs.
•See the description of our Committee on page 26 of this Proxy Statement for more information on the Committee's processes.

Board of Directors and Management
•The Committee consults with the Board of Directors, the CEO, the Chief People Officer, and other members of management in evaluating the performance of our executive officers and, establishing the compensation program and policies for our executive officers.
•The Compensation Committee discusses and makes final determinations with respect to executive compensation matters without the CEO present during discussions and decisions related to the CEO’s compensation.

Independent Compensation Consultant
•Retained by the Committee
•Provides counsel and guidance to the Committee concerning our compensation levels and our compensation programs, as well as market practices and trends in compensation for executives and directors.

40	PROTERRA

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION DESIGN CONSIDERATIONS
To design our executive compensation program, and manage executive compensation decisions, the Committee considers the factors listed below with the input and guidance from our independent compensation consultant and guided by our overall compensation philosophy.

Competition for Executive Talent	The Committee considers the competitive demand for executive talent in light of the evolution of our business into three related but distinct commercial offerings, the skill set required in our leadership team as we scale the business, and the performance and development of our leadership team. The Committee assesses the competitiveness of each NEOs compensation against the compensation peer group, as discussed below. This is one factor that the Committee considers when it sets pay levels for our NEOs, as the Committee does not believe it is appropriate to establish compensation levels based only on market practices. The Committee believes that compensation decisions are complex and require a deliberate review of Company and individual performance, as well as peer compensation levels. The Compensation Committee uses market data to assess the overall competitiveness and reasonableness of the Company’s executive compensation program.

Company Strategy	The Committee considered the Company’s strategy, and strategic objectives across its three business lines, financial performance, and the incorporation of diversity, equity and inclusion objectives to measure leadership performance.

Company and Individual Executive Performance	The Committee considered Proterra’s performance and each executive officer’s individual roles and contributions to our performance. Our compensation design contains “at-risk” elements tied to future performance and longer-term equity compensation to incentivize and reward executives for sustained high performance and to align their incentives with long-term value creation for our stockholders and other stakeholders. The Committee also considers the holding power of existing equity awards for each individual officer.

Importance of the Executive Officer’s Position and Relative Scope and Complexity of the Role	The Committee considered pay equity among executive officers based on the scope and relative complexity of the roles and the importance of the position to achieve the Company’s objectives and each executive officer’s performance and demonstration of leadership, skill set, prior experience, and tenure in their position.

PEER GROUP COMPENSATION ANALYSIS
The Committee believes understanding the relevant markets for executive talent is important to inform its decision-making and ensure that our executive compensation program supports our recruitment and retention of talent. The Committee uses a peer group to inform its analysis of pay levels and practices, including program design, share utilization and pay mix, and pay versus performance alignment. In order to inform its compensation decisions and program design for 2022, the Committee approved a peer group in June 2021 recommended by our compensation consultant, with the addition of one peer selected by the Committee, and then updated that peer group in May 2022, again as recommended by our independent compensation consultant, with the addition of one peer selected by the Committee. The Committee reviews the peer group, and the criteria used to identify the peer group, at least annually and more frequently as needed to address rapid changes in the electric vehicle industry, the entrance of new public company competitors and to reflect the growth and development of the Company’s businesses. The June 2021 peer group was comprised of nineteen technology and manufacturing companies listed below, which were selected using one or more of the following criteria:
•Publicly-traded on a North American stock exchange or standalone companies domiciled in the United States with compensation and disclosure practices consistent with the United States.
•Competed in industries similar to Proterra’s businesses in technology or industrial sectors and have similar needs to attract talent to support business growth and scale of industrial manufacturing.
•Less than $3 billion dollars in revenue and a market cap of $300 million to $15 billion.

2023 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS
•Operated as a manufacturer of non-passenger car electric vehicles, battery systems or related products, or provided technology-enabled clean energy or transportation solutions as an emerging growth or recently publicly listed company.
In this analysis, the size evaluation criteria was weighted less than business model criteria to identify companies most relevant from a talent sourcing and operational needs perspective. Peer companies did not necessarily meet all criteria.

Allison Transmission Holdings Inc.	FuelCell Energy Inc.	Romeo Power Inc.
Arrival Ltd.	Hylion Holdings Corp.	Stem, Inc.
Bloom Energy Corp.	Lion Electric Co.	Sunrun Inc.
Blue Bird Corp.	NFI Group Inc.	XL Fleet Corp.
Canoo Inc.	Nikola Corp.	Workhorse Group Inc.
ChargePoint Holdings Inc.	Plug Power Inc.
Enphase Energy Inc.	QuantumScape Corp.
In May 2022, the Committee worked with Farient Advisors to refresh the peer group and refine the relevant industries from which peers were selected to achieve stronger business alignment, and to adjust the market capitalization criteria to capture peers companies with greater than $100 million but less than $3 billion market capitalization in relevant industries. The refreshed peer group removed Allison Transmission Holdings Inc., Sunrun Inc., and Enphase Energy Inc. because additional companies that more closely met the Company's criteria for selecting peers had entered the public market, and then added seven newly public companies to result in a peer group comprised of the following twenty-three companies:

Arrival Ltd.	Hyzon Motors Inc.	QuantumScape Corp.
Bloom Energy Corp.	Lion Electric Co.	Rivian Automotive, Inc.
Blue Bird Corp.	Lightening eMotors	Romeo Power Inc.(1)
Canoo Inc.	Lucid Group, Inc.	Stem, Inc.
ChargePoint Holdings Inc.	Microvast Holdings, Inc.	XL Fleet Corp.
Faraday Future	Nikola Corp.	Xos, Inc.
FuelCell Energy Inc.	NFI Group Inc.	Workhorse Group Inc.
Hylion Holdings Corp.	Plug Power Inc.
(1)Romeo Power was subsequently acquired by Nikola Corp.
The resulting peer group included sixteen companies with revenue reported in their last fiscal year from $5 million to over $2 billion, and seven public companies selected for their participation in relevant industries with no revenue reported in their last fiscal year. The peer group market capitalization varied from $180 million to greater than $12 billion.
While the Committee considers the data from the peer group helpful in assessing our competitive position for talent and pay practices, as discussed above, the Committee also considers other data to help inform our compensation decisions.

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COMPENSATION DISCUSSION AND ANALYSIS
STOCKHOLDER ENGAGEMENT
This Annual Meeting will be the first time our stockholders provide an advisory vote on our compensation program. In the fall of 2022 we reached out to over thirty of our largest shareholders and participated in meetings with five of them to gather stockholder input on our corporate governance, executive compensation, and other matters of importance to our stockholders. We took into consideration stockholder expectations for the presentation of our first Compensation Discussion and Analysis. The input from our stockholders is an important consideration in the Committee’s and the Board's evaluation of opportunities to further develop our compensation program and provide useful information to our stockholders.
ELEMENTS OF 2022 COMPENSATION IN DETAIL
ELEMENTS OF EXECUTIVE COMPENSATION OVERVIEW
Consistent with our compensation philosophy, the Committee adopted a program in 2022 emphasizing a pay-for-performance short term cash incentive program and equity-based compensation with long-term vesting requirements that is dependent on long-term company performance, as follows:

Element	Primary Objectives	Compensation Philosophy	Compensation Component

Base Salary	•Help attract and retain executive talent •Provide stable source of income •Recognize day-to-day role and scope of responsibility	•Attract and retain talent •Compensate Competitively	Evaluated annually. Increases are not automatic or guaranteed.

Short Term Incentive Compensation	•Reward annual performance on key financial measures, operational, workforce equity and inclusion, and other strategic objectives	•Pay for Performance •Align with Stockholder Interests	Short Term Incentive Plan

Long Term Incentive Compensation •Stock Options •Restricted Stock Units
•Incentivize return on
invested capital
•Retain talent through long term vesting schedule
•Align the interests of executives with stockholders
•Incentivize long term objectives for sustainable performance to deliver long term stockholder value
		•Pay for Performance •Align with Stockholder Interests	Stock Price Appreciation

Benefits •Employee Benefit Plans •Severance Benefits •Perquisites	•Provide competitive health and 401k benefits on the same terms available to all employees •Limit perquisites	•Attract and retain talent •Compensate Competitively	Evaluated Annually

2023 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS
BASE SALARIES
Each of our NEOs received an annual base salary. The amount of base salary for each executive was determined by assessing the role and competitive pay practices, individual performance, and other elements of the total compensation package for each executive, consistent with our compensation philosophy. The base salary payable to each NEO is intended to provide a stable source of income that is important to attract and retain our talent and that is reflective of the executive’s skill set, tenure, experience, position, responsibilities, contributions and performance.

Officer	Base Salary as of 2022 Fiscal Year End
Gareth T. Joyce, Chief Executive Officer and President	$500,000
Karina F. Padilla, Former Chief Financial Officer	$425,000	(1)
Christopher L. Bailey, Chief Business Officer, formerly President of Proterra Powered & Energy	$400,000	(2)
Julian R. Soell, Chief Operations Officer, formerly President of Proterra Transit	$400,000
JoAnn C. Covington, Former Chief Legal Officer, Head of Government Relations & Secretary	$375,000	(3)
(1)     Ms. Padilla resigned from her position as Chief Financial Officer effective May 15, 2023.
(2)    Mr. Bailey's base salary was adjusted in June 2022 from $375,000 to $400,000 to provide pay equity for the role of President of a business line.
(3)    Ms. Covington resigned from her position as Chief Legal Officer, Head of Government Relations and Secretary effective March 27, 2023.
SHORT TERM INCENTIVE PLAN
We develop an annual cash incentive plan each year under the umbrella of our Key Employee Incentive Plan. Our Key Employee Incentive Plan was filed as an exhibit to our registration statement on Form S-1 on June 29, 2021. This annual cash incentive plan, which we call our Short Term Incentive Plan, provides for performance-based cash awards to participants based on achievement of criteria set by the Committee for the fiscal year.
2022 SHORT TERM INCENTIVE PROGRAM TARGET
AWARD PERCENTAGE
Each of our NEOs received a performance-based cash award target under the 2022 Short Term Incentive Plan that was expressed as a percentage of each NEOs base salary paid during the fiscal year. The Committee set the target award amount for each NEO in consultation with our independent compensation consultant and after review of market data. For 2022, the target award amounts for each participating NEO were:

Officer	Target Bonus Percentage of Annual Base Salary
Gareth T. Joyce	125%
Karina F. Padilla	75%
Christopher L. Bailey	75%
Julian R. Soell	75%
JoAnn C. Covington	60%
DESCRIPTION OF 2022 PERFORMANCE-BASED AWARD CRITERIA
Performance measures for fiscal year 2022 included annual financial performance measures, progress against strategic objectives for each of Proterra Transit and Proterra Powered & Energy, achievement of technology objectives on which the CEO was measured, and improvement in diversity, equity and inclusion (“DEI”) goals over the prior fiscal year. The table below describes the performance measures in the 2022 Short Term Incentive Plan. The actual payout of awards is discussed below under “Determination of the Actual 2022 Short Term Incentive Award Payout.”

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COMPENSATION DISCUSSION AND ANALYSIS

Criteria	Description
Revenue	GAAP Revenue reported in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") for the year ending December 31, 2022.
Adjusted EBITDA	The Non-GAAP measure reported to investors in our Quarterly Letter for the quarter ending December 31, 2022. We define Adjusted EBITDA net income (loss), adjusted for the effects of financing, nonrecurring items, depreciation on capital expenditures, and other non-cash items such as stock-based compensation, (gain) loss on valuation of derivative and warrant liabilities, gain on debt extinguishment, and other items like start-up costs for new facilities.
Business Unit Revenue	GAAP Revenue reported in the Company’s Annual Report on Form 10-K for the year ending December 31, 2022 that is attributed to the Proterra Transit and the Proterra Powered & Energy business units, respectively.
Business Unit Operating Income Before Corporate Expenses	This metric is not operating income as determined by generally accepted accounting principles, because the Company only operates as one segment, and did not report operating income by business units. This metric is an estimate of operating performance attributed to each of the Proterra Transit and Proterra Powered & Energy business lines to provide an indication of profitability of each of the Company's commercial offerings even though the Company operated as one reportable segment.
Cash Conversion Cycle	A measure of the Company's use of working capital and its ability to efficiently convert inventory to cash.
Diversity, Equity and Inclusion ("DEI")	A measure of the Company's improvement over the prior year on representation of women and people of color across hiring, retention of talent, representation at manager levels, and promotion rates.
Business Objectives	Achievement levels across multiple business objectives specific to each business unit including new order targets, operational and product initiatives and capital projects.
Technology Development	Achievement across battery technology development objectives including customer and market driven projects and next generation battery development.
The Committee then grouped the above performance-based award criteria and provided weightings for each criterion within the grouping and created targeted incentives based on each executive officer's role.

Performance Criteria	Performance Weighting	Performance Measure
Corporate
Financial	40%	Revenue
Financial	40%	Adjusted EBITDA
Financial	10%	Cash Conversion Cycle
Strategic	10%	DEI Criteria
Transit Business
Financial	40%	Business Unit Revenue
Financial	40%	Business Unit Operating Income Before Corporate Expenses
Strategic	20%	Business Objectives for Transit
Powered & Energy Business
Financial	40%	Business Unit Revenue
Financial	40%	Business Unit Operating Income Before Corporate Expenses
Strategic	20%	Business Objectives for Powered & Energy
Technology Development
Strategic	100%	Technology Development
A description of the weighting of each officer's performance-award criteria is included in the section "Determination of the Actual 2022 Short Term Incentive Award Payout" below.

2023 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS
DETERMINATION OF THE ACTUAL 2022 SHORT TERM INCENTIVE AWARD PAYOUT
The 2022 Short Term Incentive Plan payouts were determined based on the Committee's assessment of the above described metrics which were carefully chosen to drive particular outcomes and align pay with performance.
FINANCIAL METRICS
The financial metrics described above were established in the first quarter of 2022 based on the Company’s financial plan for 2022. Three of the financial metrics were aimed at improving business operations: Cash Conversion Cycle, Business Unit Revenue, and Business Unit Operating Income Before Corporate Expenses. The Cash Conversion Cycle metric focused on improvements in management of the Company’s working capital by increasing conversion of accounts receivable to cash and reducing inventory. The Committee also sought to accelerate the development and maturation of the Proterra Powered & Energy and the Proterra Transit commercial offerings, respectively, by allocating a portion of the bonus potential to the financial performance of each of the Company’s two business lines. The Business Unit Operating Income Before Corporate Expenses metric sought to approximate an operating income measure to gauge progress toward profitability of each commercial offering. For each financial metric, the Committee provided a threshold, or a “cliff” below which no bonus would be earned. If the bonus threshold was met, the payout would be determined on a sliding scale from 50% to 150% of target based on performance against the Company’s financial plan.
DEI CRITERIA
Consistent with our core belief that a diverse workforce is central to the Company’s success, the Committee allocated a percentage of each NEOs award potential to achievement of DEI Criteria. Success was measured by achievement of specific objectives: Increasing representation of women and people of color in management roles, increasing the hiring rate of women and people of color, reducing the turnover rate of diverse employees, and ensuring promotion equity for women and people of color. The 2022 Short Term Incentive Plan provided that positive progress against one of the DEI Criteria objectives would result in a 50% payout, progress against 2 of the 4 objectives would earn a 75% payout, progress against 3 of the 4 objectives would receive a 100% payout, and positive progress against all 4 objectives in the DEI Criteria would achieve a 150% payout.
BUSINESS OBJECTIVES AND TECHNOLOGY DEVELOPMENT CRITERIA
To incentivize our executives to create sustainable long-term value for our stockholders and other stakeholders, a portion of each NEOs award potential under our 2022 Short Term Incentive Plan was allocated to strategic objectives. The strategic objectives were divided between business objectives and technology development. Four strategic business objectives were identified for each of Proterra Powered & Energy and Proterra Transit, and four objectives were developed for the technology development. The 2022 Short Term Incentive Plan provided that achievement against one of the strategic objectives in each applicable set of criteria (i.e. Proterra Transit Business Objectives, Proterra Powered & Energy Business Objectives, or Technology Development) could result in up to a 50% payout, performance against 2 of the 4 strategic objectives could earn up to a 75% payout, performance against 3 of the 4 objectives could receive up to a 100% payout, and the level of achievement against all 4 objectives in a set of strategic criteria could achieve up to a 150% payout.
2022 FINANCIAL PERFORMANCE GOAL WEIGHTING
Under the 2022 Short Term Incentive Plan, the Committee assigned weighting factors for each executive officer to ensure the appropriate focus for each function in the Company on performance against the above described Financial Metrics, DEI Criteria, and Strategic Criteria.
Mr. Joyce
As described in the chart below, the 2022 Short Term Incentive Plan for Mr. Joyce was most heavily weighted on annual financial performance. As President and Chief Executive Officer, Mr. Joyce’s bonus potential was weighted 69% to the Company’s financial metrics, including 45% weighting on the Corporate Criteria financial metrics and 24% on the business unit financial metrics, divided evenly between the assessed financial performance of Proterra Transit and Proterra Powered & Energy. The balance of Mr. Joyce’s bonus potential was dependent on performance on technology development and business objectives for Proterra Transit and Proterra Powered & Energy, and performance against DEI Criteria.

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COMPENSATION DISCUSSION AND ANALYSIS

Performance Measures and Weighting for the Chief Executive Officer, Gareth T. Joyce

Performance Measure(1)	Weighting	Rationale

Financial Metrics •Revenue •Adjusted EBITDA •Cash Conversion Cycle •Business Unit Revenue •Business Unit Income(2)		Mr. Joyce’s target award percentage was weighted 69% to the Company’s financial metrics, including 45% weighting on the corporate financial metrics and 24% on the business line financial metrics, divided evenly between the performance of Proterra Transit and Proterra Powered & Energy. These financial metrics focus on annual performance and the establishment of successful lines of business and maturing of the cash conversion cycle and working capital management for the long term benefit of the Company.
DEI Criteria		5% of Mr. Joyce’s target award was dependent on improvements in Diversity, Equity and Inclusion measures commensurate with the Company’s core belief that a diverse workforce is central to the Company’s success.
Strategic Criteria		26% of Mr. Joyce’s target award was dependent on strategic criteria related to the Company’s technology development and business objectives in its two business lines for the fiscal year. These goals emphasize attention to milestones for longer term objectives within each annual business plan.
(1)For a description of each of the award criteria, see the chart labelled "Description of 2022 Performance-Based Award Criteria" above.
(2)In this table, "Business Unit Income" is an abbreviation for the metric "Business Unit Operating Income Before Corporate Expenses" which is further described in the "Description OF 2022 Performance-Based Award Criteria" table above.,
Ms. Padilla
As Chief Financial Officer, Ms. Padilla’s bonus potential was weighted 60% to the achievement of Corporate Criteria and 40% to the achievement of the business unit financial metrics, divided evenly between the performance of Proterra Powered & Energy and Proterra Transit. Overall, 78% of Ms. Padilla’s bonus potential was weighted to achievement of financial metrics, 6% was weighted to achievement of DEI Criteria, and 6% was weighted to achievement of Strategic Criteria, divided evenly between the two business units, and 10% to strategic technology development criteria.
Mr. Bailey
As President of Proterra Powered and Energy in 2022, Mr. Bailey’s bonus potential was weighted 60% to the achievement of Proterra Powered & Energy objectives, and 40% weighted to the Corporate Criteria. The Corporate Criteria weighting resulted in a cash award incentive of 4% to DEI Criteria and 36% to corporate financial metrics. Overall, 84% of Mr. Bailey’s bonus potential was tied to achievement of financial metrics and 12% was weighted to strategic criteria for Proterra Powered & Energy. The Committee chose to make 40% of Mr. Bailey’s cash award potential dependent on Corporate Criteria to provide significant incentives to advance the overall financial and DEI objectives of the Company including, indirectly, the Proterra Transit business unit’s contributions to the Company’s overall success.
Mr. Soell
As President of Proterra Transit in 2022, Mr. Soell’s bonus potential was weighted 60% to the achievement of the Proterra Transit objectives, and 40% weighted to the Corporate Criteria. The Corporate Criteria weighting resulted in a cash award incentive of 4% to DEI Criteria and 36% to corporate financial metrics. Overall, 84% of Mr. Soell’s bonus potential was tied to achievement of financial metrics, and 12% was weighted to strategic criteria for Transit. The Committee chose to make 40% of Mr. Soell’s cash award potential dependent on Corporate Criteria to provide significant incentives to advance the overall financial and DEI objectives of the Company including, indirectly, the Proterra Powered & Energy business unit’s contributions to the Company’s overall success.

2023 PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS
Ms. Covington
As Chief Legal Officer, Head of Government Relations, and Secretary, Ms. Covington’s bonus potential was weighted 60% to the achievement of Corporate Criteria and 40% to the achievement of the business unit financial metrics, divided evenly between the performance of Proterra Powered & Energy and Proterra Transit. Overall, 78% of Ms. Covington’s bonus potential was weighted to achievement of financial metrics, 6% was weighted to achievement of DEI Criteria, and 6% was weighted to achievement of Strategic Criteria, divided evenly between the two business units, and 10% to the strategic technology development criteria.
GOAL RIGOR AND PROCESS USED FOR GOAL SETTING
The Committee developed the metrics, award potential allocation, and targets in consultation with the full Board, its compensation consultant, and management. In particular, the Committee considered the Company’s fiscal year 2022 business plan, and the Company’s long term business plan and strategy. The Committee set ambitious, but achievable, financial and strategic goals for the Company overall and each business, including achievement of specific milestones that would impact the Company’s success beyond the fiscal year. For Proterra Transit, the strategic business objectives included scaling manufacturing and sales objectives. For Proterra Powered & Energy, these business objectives included the development and launch of the next iteration of the Company’s fleet and energy management SaaS solution, construction of the Powered 1 facility in Greer, South Carolina, and sales objectives. Strategic technology development goals included progress on development of new battery technology and advanced manufacturing achievements for the Powered 1 battery manufacturing lines. The Committee also created the potential to overachieve on both financial and strategic metrics to receive a payout of up to 150% of target if financial performance was substantially over the business plan and if all strategic criteria were achieved.
The financial metrics included the following threshold, target and stretch goals. Potential awards are calculated linearly from the threshold award to the target award and from the target award to the stretch award.

Financial Performance Criteria	Performance Weighting	Performance Measure(1)
		Threshold	Target	Stretch

Payout Potential		50%	100%	150%

Corporate
Revenue	40%	$300M	$354M	$400M

Adjusted EBITDA	40%	($150M)	($100M)	($90M)

Cash Conversion Cycle	10%	177 days	169 days	160 days

Transit Business
BU Revenue	40%	$210M	$239M	$265M
BU Operating Income (2)	40%	specific target	specific target	specific target

Powered & Energy Business
BU Revenue	40%	$90M	$115M	$135M
BU Operating Income (2)	40%	specific target	specific target	specific target

(1)See the section titled "Description of 2022 Performance-Based Award Criteria" above for a description of each of these performance measures. The initials "BU" in this table is an abbreviation for "Business Unit". The specific targets for the Business Unit Operating Income Before Corporate Expenses are competitively sensitive and hence the Company does not disclose them. The Company does not disclose margins by product line.

(2)The name of this performance measure was shortened to fit into this table. The Performance Measure used is Business Unit Operating Income Before Corporate Expenses., and is described in the section referred to in Footnote 1 above.

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COMPENSATION DISCUSSION AND ANALYSIS
2022 PERFORMANCE RESULTS
A summary of the Committee’s determination of 2022 Short Term Incentive Plan achievement is illustrated below:

Performance Criteria	Performance Weighting	Performance Measure(1)	Percent of Target Achieved
Corporate			34%
Financial	40%	Revenue	59%
Financial	40%	Adjusted EBITDA	—%
Financial	10%	Cash Conversion Cycle	—%
Strategic	10%	DEI Criteria	100%

Transit Business			18%
Financial	40%	BU Revenue	—%
Financial	40%	BU Operating Income(2)	—%
Strategic	20%	BU Strategic Criteria	90%

Powered & Energy Business			95%
Financial	40%	BU Revenue	114%
Financial	40%	BU Operating Income(2)	52%
Strategic	20%	BU Strategic Criteria	142%

Technology Development			103%
Strategic	100%	Strategic Criteria

(1)See the section titled "Description of 2022 Performance-Based Award Criteria" above for a description of each of these performance measures. The initials "BU" in this table is an abbreviation for "Business Unit". DEI is an abbreviation for Diversity, Equity and Inclusion.
(2)The name of this performance measure was shortened to fit into this table. The Performance Measure used is Business Unit Operating Income Before Corporate Expenses., and is described in the section referred to in Footnote 1 above.
Achievement of the rigorous performance targets set by the Committee in the 2022 Short Term Incentive Plan was impacted by global economic factors including the ongoing effects of the COVID 19 pandemic, macroeconomic conditions, supply chain disruptions, rising inflation, uncertain credit and global financial markets and geopolitical events, such as the conflict between Russia and Ukraine and the related sanctions which combined with other factors, affected both production volume and operating costs, and created significant inflation in raw materials cost which in turn impacted margins, and cash consumption.
In evaluating performance against the performance-based award criteria, all award payouts were determined based on the Company's actual performance pursuant to the strict terms of the plan, with one exception: the Committee exercised its discretion to consider the impact of rising inflation rates and resulting increases in material costs for lithium-ion cells in the fiscal year of approximately $5.38 million over expected costs. Management deemed the purchase of cells as strategically important for the Company in fiscal 2022. The Committee’s consideration of these inflation impacts on the Business Unit Income Before Corporate Expenses for Proterra Powered & Energy resulted in a change to the financial metric that slightly exceeded the threshold performance generating a cash award. As a result, the percentage achievement of target for Mr. Joyce increased by 3.2%, the percentage achievement for Ms. Covington and Ms. Padilla increased 3.1%. The percentage achievement for Mr. Bailey increased 12.6%, and the percentage achievement for Mr. Soell did not increase. The specific achievement levels under the 2022 Short Term Incentive Plan are discussed further below.
Achievement of Corporate Criteria
The Corporate achievement was 34% of the target payout, per the 2022 Short Term Incentive Plan design. The Company did not meet the thresholds set by the Committee to receive the portion of the cash award based on Adjusted EBITDA or Cash Conversion Cycle targets. As a result, the cash award payout based on these financial metrics was zero. The Company did achieve the threshold required to receive a cash award payout based on Revenue achievement but did not outperform expectations. The Company made significant progress against its DEI targets, improving against three of the four objectives, and earning 100% of the achievement against its goals.

2023 PROXY STATEMENT	49

COMPENSATION DISCUSSION AND ANALYSIS
Achievement of Transit Business Criteria.
The Transit business achievement was 18% of the target payout, per the 2022 Short Term Incentive Plan design. The business did not achieve the financial targets for Business Unit Revenue or Business Unit Operating Income Before Corporate Expenses. Thus, the cash award payout based on these metrics was zero. The Transit business did make substantial progress against strategic criteria achieving a 90% payout against its strategic objectives, which accounted for 20% of the overall target. Notably, the Transit business executed on a location strategy for scaling manufacturing which resulted in the Company’s January 2023 actions to wind down all operations at the City of Industry location by the end of 2023. Though significant progress was made in Proterra Transit, including significant manufacturing efficiency gains and production improvements under Mr. Soell’s leadership from May 2022 through year end, these successes are not reflected in the 2022 cash award payouts, and the business performed below the goals that were set in the 2022 Short Term Incentive Plan.
Achievement of Proterra Powered & Energy Business Criteria.
The Proterra Powered & Energy business achievement was 95% of the target payout. The Proterra Powered & Energy business performed well against the Business Unit Revenue target, resulting in an award at 114% of target per the plan design. Proterra Powered & Energy also reached the threshold level of payout under Business Unit Operating Income Before Corporate Expenses metric, earning a 52% of target payout after the Committee took into account allowances for spikes in inflation and materials cost increases for battery cells discussed above. Proterra Powered & Energy also over performed against is strategic criteria in 2022, including the development and launch of Valence, the Company's fleet and energy management SaaS platform; meeting its construction targets for the Powered 1 facility; and achieving over 90% of its sales objectives, resulting in a payout of 142% of target per the plan design.
Achievement of Technology Development Criteria
The Company also performed well against its strategic objectives and investments in its battery technology, earning 103% of the target payout per the plan design. Notably the Company introduced its H4 battery pack designed for heavy duty vehicles at IAA Transportation in Hanover Germany, and installed two advanced manufacturing battery lines for module and pack production in the new Powered 1 facility.

PAYOUT AMOUNTS
The Committee’s decisions on achievement under the 2022 Plan resulted in a payout percentage for each NEO as shown below:

Officer	Target Award	Actual Payout	Percent of Target
Gareth T. Joyce	$625,000	$339,375	54.3%
Karina F. Padilla	$318,750	$151,088	47.4%
Christopher L. Bailey	$292,188	$205,700	70.4%
Julian R. Soell(1)	$300,000	$48,600	24.3%
JoAnn C. Covington	$225,000	$106,650	47.4%
(1) Mr. Soell's cash award was pro-rated to reflect his time of employment with the Company for eight months in 2022.
ONE-TIME AWARDS
In 2022, in connection with leadership changes at the Company, the Committee approved the one time awards described below.
The Company entered into a special retention agreement with Ms. Covington, and certain other executives who are not NEOs in this proxy statement, in September 2021. The retention agreement provided that the Company would pay a cash incentive award of $250,000 provided that Ms. Covington was employed by the Company through September 13, 2022. The Committee determined that these incentive agreements were in the best interests of the Company and its stockholders because the Board executed on leadership succession plans in

50	PROTERRA

COMPENSATION DISCUSSION AND ANALYSIS
2021 that resulted in new leadership for the Company in January 2022 and the Company wanted to ensure Ms. Covington continued to serve as part of the new leadership team. The cash incentive award was paid to Ms. Covington in September 2022.
In October 2022, the Company awarded Ms. Covington a recognition cash bonus of $40,000 in recognition of Ms. Covington's work serving, in addition to her other functions, as head of human resources from July to October 2022 while the Company was recruiting for a Chief People Officer
In connection with Mr. Soell's offer letter to join the Company as President of Proterra Transit, the Company paid a one time sign on bonus of $250,000, which was repayable in full to the Company if Mr. Soell left the company in less than a year.
In connection with Ms. Padilla's offer letter to join the Company as Chief Financial Officer, the Company paid a one time sign on bonus of $250,000, which was repayable in full to the Company if Ms. Padilla left the company in less than a year.
LONG TERM EQUITY GRANTS
Long Term Incentive Program
The Committee introduced a long term equity incentive program or “LTIP” grants into the executive compensation structure in the third quarter of 2021. The intent of this program is to ensure that a substantial part of executive compensation is tied to long term stockholder value creation. The Long Term Incentive Program grants are not a guaranteed component of annual compensation, and the Committee can choose to eliminate the LTIP, change the terms of the program, and vary the amounts of LTIP awards in its sole discretion as administrator of the Company's equity plans. The Committee views the LTIP program and equity awards as an important part of its 2022 compensation program and aligns with the Company's compensation philosophy.
The Committee reviewed the design of LTIP grants recommended by its independent compensation consultant in the fourth quarter of 2021 to create a compensation strategy for the Company and for the Company's CEO, Gareth T. Joyce, who was appointed CEO effective January 1, 2022. The target value for the CEO LTIP grant of $3,000,000 was recommended by the Committee and its independent compensation consultant and approved by the full Board in connection with Mr. Joyce's appointment as CEO. The award was granted and delivered to Mr. Joyce on February 17, 2022. Half of the value of this award was delivered in restricted stock units and the other half in time-based stock options. The number of stock options and restricted stock units awarded was valued on the effective date of Mr. Joyce’s appointment as CEO on January 1, 2022. The restricted stock units and stock options vest ratably over four years subject to Mr. Joyce’s continued status as a service provider under the 2021 Equity Incentive Plan and the other standard terms and conditions of the Company’s equity awards and form of RSU grant agreement.
The Committee considered target values for LTIP awards for executives other than the CEO in March 2022 and considered market practices, peer group uses of equity in compensation programs, each executive’s equity position, the vesting status of outstanding awards to each executive, and each executive’s role in the Company and performance in determining appropriate LTIP awards. Recognizing the competitive market for talent and the executive transitions of CEO, CFO and President of Transit in the first quarter 2022, and considering the potential holding power of long term equity grants, the Committee set a target value of the LTIP grants at the 50th percentile of equity awards for the Company's peer companies, and an equity vehicle mix of 25% stock options and 75% restricted stock units on the recommendation of the Company’s independent compensation consultant and considering the volatility of the Company’s stock price which could reduce the intended holding power incentive of stock options. Each award vested ratably over four years . The Committee also established stock holding guidelines for executives to drive continued alignment with long term stockholder interests.
The Committee awarded Mr. Joyce's LTIP grant, and on the Committee's recommendation, the Board awarded LTIP grants to our other NEOs in 2022 with the following values.

2023 PROXY STATEMENT	51

COMPENSATION DISCUSSION AND ANALYSIS

Officer	LTIP Award Value(1)
Gareth T. Joyce	$3,000,000
Karina F. Padilla(3)	$900.000
Christopher L. Bailey	$900,000
Julian R. Soell (2)	$900,000
JoAnn C. Covington(4)	$800,000
(1)The target dollar values for equity grants in this table do not reflect valuations computed in accordance with the Accounting Standards Codification Topic 718 (“ASC 718”) which are reflected below in the Summary Compensation Table. Based on the target value and the allocation of LTIP awards between RSUs and Options, the actual number of RSUs was determined by taking half of the target value and dividing it by the dollar value of the 20 day average of the closing price of our common stock before the grant date. The actual number of stock options was determined using a Black Scholes computation. For additional details see the Summary Compensation Table and the Grants of Plan Based Awards During Fiscal Year-End 2022 tables. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the NEOs.
(2)    Mr. Soell's LTIP award was made in May 2022 and was prorated to $675,000 to reflect his service to the Company during three of the fiscal quarters. The value of the full year LTIP for Mr. Soell was $900,000.
(3)    Ms. Padilla resigned from her position as Chief Financial Officer effective May 15, 2023.
(4)    Ms. Covington resigned from her position as Chief Legal Officer, Head of Government Relations and Secretary effective March 27, 2023.
2022 ONE-TIME EQUITY GRANTS
In 2022, the full Board, on the recommendation of the Committee and the independent compensation consultant, also considered the value to the Company and Stockholders of one-time equity grants of Restricted Stock Units to executive talent including the NEOs listed below.. The purpose of these grants was to provide additional incentives for the NEOs to remain focused on the Company for the long term in a very competitive environment as many new companies were entering the electric transportation industry and the market for talent was increasingly competitive. The Committee designed these grants to vest at 18-month and three-year vesting events to provide a longer time to the initial vesting event and stagger vesting events from the LTIP awards.
The Committee set the following target values for these grants made in 2022.

Officer	Award Value(1)
Gareth T. Joyce	$1,000.000
Karina F. Padilla(2)	$600,000
Christopher L. Bailey	$1,800,000
JoAnn C. Covington(3)	$300,000
(1)The target dollar values for equity grants in this table do not reflect valuations computed in accordance with the Accounting Standards Codification Topic 718 (“ASC 718”) which are reflected below in the Summary Compensation Table. Based on the target value the actual number of RSUs was determined by taking the target value and dividing it by the dollar value of the 20 day average of the closing price of our common stock before the grant date. For additional details see the Summary Compensation Table and the Grants of Plan Based Awards During Fiscal Year-End 2022 tables. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the NEOs.
(2)Ms. Padilla resigned from her position as Chief Financial Officer effective May 15, 2023.
(3)Ms. Covington resigned from her position as Chief Legal Officer, Head of Government Relations and Secretary effective March 27, 2023.
OTHER COMPENSATION ELEMENTS
The Company does not have any defined contribution or pension benefit plans. The Company does offer the following additional compensation elements.

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COMPENSATION DISCUSSION AND ANALYSIS
PERQUISITES
The Company introduced one perquisite in 2022 for financial planning assistance, excluding tax preparation for executive officers including our NEOs in 2022. The financial planning program allowed eligible officers to submit for reimbursement expenses related to financial planning in the fiscal year in amounts up to $10,000. This benefit is reflected on the Summary Compensation Table for NEOs who chose to use it.
Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical, dental and vision benefits, life insurance, and disability insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. In addition, the Company also provides life and accidental death and dismemberment ("AD&D") insurance benefits to executive officers of two times the officer's base salary capped at $700,000. For non-executive officers, company provided life and AD&D insurances are capped at $500,000. The full company paid premium for the life and AD&D insurance coverages to the NEOs are reflected in the Summary Compensation Table.
RETIREMENT PLANS
We sponsor a 401(k) defined contribution plan in which our NEOs may participate, subject to limits imposed by the Internal Revenue Code to the same extent as all of our other full-time employees. We currently match contributions our employees make to the 401(k) plan for the first 4% of the employee’s salary. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package to attract and retain talent. Under our matching program for 401K contributions, our NEOs received the following matching contributions, which are reflected in the Summary Compensation Table.

Officer	401K Matching Funds
Gareth T. Joyce	$13,804
Karina F. Padilla	$12,423
Christopher L. Bailey	$8,321
Julian R. Soell	$6,154
JoAnn C. Covington	$15,382
SEVERANCE BENEFITS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
We have entered into offer letters and change of control and severance agreements with each of our NEOs and a Separation Agreement with Ms. Covington in exchange for continued services as a non-officer employee following her resignation. For a description of the offer letters and the severance benefits and potential payments upon termination or change of control of the Company and the Separation Agreement, please see the Description of Compensation Arrangements following the Summary Compensation table and Grants of Plan Based Awards During Fiscal Year-End 2022 table" section of this proxy statement.

2023 PROXY STATEMENT	53

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION GOVERNANCE POLICIES
OUR COMPENSATION GOVERNANCE PRACTICES
Our compensation governance principles are designed to reflect best practices and promote executive alignment with the interests of our stockholders and other stakeholders.

WHAT WE DO	WHAT WE DON’T DO
  We emphasize pay-for-performance measures in our cash incentive programs that align with our annual business objectives and our progress on longer term strategic initiatives.
  We maintain stock ownership guidelines, including a multiple of five times the base salary for the CEO, and three times the base salary for other executive officers.
  We emphasize equity with lengthy vesting schedules in our compensation program. Our current long term equity awards vest over a four year period.
  We meet regularly with our independent compensation consultant to review our compensation practices and assess our programs for risk-taking incentives.
  Our health and 401k benefits programs are open to all employees in the Company and we limit executive perquisites.

  Our executive severance agreements do not contain “single trigger” change of control benefits.
  We do not offer guaranteed annual increases in base salary or target bonuses.
  We prohibit hedging transactions by executive officers.
  We prohibit pledging of our common stock by executive officers without prior approval.
  We do not provide for tax gross ups.

CLAWBACK POLICY
The Company does not yet have a clawback policy. The Company intends to adopt a clawback policy in compliance with Nasdaq listing rules following their effectiveness.
STOCK OWNERSHIP GUIDELINES
To create alignment between management and stockholder interests and discourage inappropriate risk-taking, the Board adopted a stock ownership policy for executive officers in 2022 that requires each of our executive officers to maintain a significant equity stake in our common stock within five years of the adoption of these guidelines. The guidelines require stock holdings that are a multiple of 5x the base salary of the Chief Executive Officer and 3x the base salary for all other executive officers. Compliance with guidelines is calculated by valuing common stock owned along with the value of half of vested options held and half of unvested RSUs.
The Committee reviews executive officer holdings annually. At the end of 2022, our Named Executive Officers had achieved the following progress against the stock ownership guidelines.

Officer	Stock Ownership Guideline Achievement
Gareth T. Joyce	92%
Karina F. Padilla	51%
Christopher Bailey	76%
Julian R. Soell	49%
JoAnn C. Covington	182%

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COMPENSATION DISCUSSION AND ANALYSIS
HEDGING AND PLEDGING POLICY
Our Board has adopted an Insider Trading Policy that prohibits all employees, including our NEOs, from using or pledging Proterra securities as collateral in a margin account. No employee may use or pledge Proterra securities as collateral for a loan unless expressly approved in advance by the Company’s Compliance Officer. No loans using or pledging Proterra securities as collateral have been approved by the Compliance Officer.
Our Insider Trading Policy also prohibits our NEOs and other officers against engaging at any time in hedging or monetization transactions involving Proterra securities, such as zero-cost collars and forward sale contracts, or from contributing Proterra securities to exchange funds that could be interpreted as having the effect of hedging in Proterra securities. All other employees are strongly discouraged from engaging in hedging activities.
TAX AND ACCOUNTING CONSIDERATIONS
One of the factors the Committee considers when determining executive compensation is the anticipated tax treatment to the Company and to the executives of the various payments and benefits. Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally provides that a publicly held company may not deduct compensation paid to certain covered executive officers to the extent that such compensation exceeds $1,000,000 per executive officer in any year. While the Committee generally considers this limit when determining compensation, the Committee reserves the discretion to conclude that it is appropriate to exceed the limitation on deductibility under Section 162(m) to ensure that executive officers are compensated in a manner that it believes to be consistent with the Company’s best interests and those of its stockholders. The Committee also considers the accounting treatment of the cash and equity incentive programs that the Company maintains.
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the last fiscal year, Ms. Krakauer, Mr. Porter and Mr. Smith served as members of our Compensation and Leadership Development Committee. None of the members of our Compensation and Leadership Development Committee was an officer or employee of our company at the time of his or her service on the Compensation and Leadership Development Committee or prior to such service. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or Compensation and Leadership Development Committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board or Compensation and Leadership Development Committee.
COMPENSATION RISK ASSESSMENT
The Compensation and Leadership Development Committee engaged Farient Advisors in 2021 and 2022 to review executive and non-executive compensation programs. The Committee determined, after considering the review by Farient Advisors, that none of the elements of our compensation programs encouraged or created excessive risk-taking or were likely to have a material adverse effect on the Company. In its review, the Committee considered a number of features including the variable pay features of the Short Term Incentive Plan, performance measures that balanced financial and strategic objectives, time horizon of cash incentive and equity incentive plans, and the Company's compensation guiding principles, and internal controls and policies.

2023 PROXY STATEMENT	55

COMPENSATION DISCUSSION AND ANALYSIS
REPORT OF THE COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE OF THE BOARD
The Compensation and Leadership Development Committee has reviewed and discussed with management the Compensation Discussion and Analysis as set forth in this Proxy Statement. Based upon this review and discussion, the Compensation and Leadership Development Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be incorporated in the Amendment to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2022 and included in the Company’s 2023 Proxy Statement filed in connection with the Company’s 2023 Annual Meeting of Stockholders.
Respectfully submitted by the Compensation and Leadership Development Committee of the Board of Directors.

Mary Louise Krakauer, Chair	Brook F. Porter	Michael D. Smith

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EXECUTIVE COMPENSATION TABLES
The following tables and accompanying narrative set forth information about compensation provided to our NEOs who are as follows:

Gareth T. Joyce	President and Chief Executive Officer
Karina F. Padilla	Former Chief Financial Officer
Julian R. Soell	President, Proterra Transit
Christopher L. Bailey	President, Proterra Powered & Energy
JoAnn C. Covington	Former Chief Legal Officer, Head of Government Relations and Secretary
SUMMARY COMPENSATION TABLE
The table below summarizes the total compensation awarded to, earned by or paid to each of our NEOs for the fiscal years ended December 31, 2020, December 31, 2021, and December 31, 2022, in each case with respect to each NEO who was an NEO in the applicable year.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Gareth T. Joyce(6) President and Chief Executive Officer	2022	499,038	—	2,520,544	1,355,794	339,375	23,804	4,738,555
	2021	372,926	—	286,397	258,433	124,208	13,346	1,055,310
	2020	38,054	—	—	3,371,867	14,238	—	3,424,159
Karina F. Padilla(7) Former Chief Financial Officer	2022	415,192	250,000	1,750,429	259,207	151,088	12,423	2,838,339
Christopher L. Bailey(8) Chief Business Officer, Former President, Proterra Powered & Energy	2022	389,231	—	2,146,188	259,207	205,700	8,321	3,008,647
	2021	202,650	—	360,804	688,538	49,359	923	1,302,274
Julian R. Soell(9) Chief Operating Officer, Former President, Proterra Transit	2022	261,538	250,000	1,238,176	173,718	48,600	6,154	1,978,186
JoAnn C. Covington(10) Former Chief Legal Officer, Head of Government Relations and Secretary	2022	375,000	292,813	737,070	230,408	106,650	25,382	1,767,323
(1)Amounts represent: (a) for Ms. Padilla a one-time sign on cash bonus paid to Ms. Padilla in 2022 pursuant to her offer letter; (b) for Mr. Soell a one-time sign on cash bonus paid to Mr. Soell in 2022 pursuant to his offer letter; (c) for Ms. Covington, the sum of (i) a recognition cash bonus of $40,000 paid in October 2022 for Ms. Covington's work serving, in addition to her other functions, as head of human resources from July to October 2022 while the Company was recruiting for a Chief People Officer, (ii) a retention bonus of $250,000 paid in September 2022 as described above in the Compensation Discussion and Analysis section titled "One-Time Awards", and (iii) $2,813 paid to Ms. Covington in 2022 as part of her 2021 annual incentive cash award due to an error in calculation of her 2021 award.
(2)Amounts represent the aggregate grant date fair value of restricted stock units (“RSUs”) calculated in accordance with FASB ASC Topic 718, without regard to potential forfeiture. The assumptions used in calculating these amounts are set forth in Note 11 to our financial statements for the year ended December 31, 2022, in our 2022 Annual Report on Form 10-K. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards and do not necessarily correspond to the actual economic value that may be received by our NEOs from the awards or the target value used by the Board of Directors in granting such awards.

2023 PROXY STATEMENT	57

EXECUTIVE COMPENSATION TABLES
(3)Amounts represent the aggregate grant date fair value of the stock options calculated in accordance with FASB ASC Topic 718, without regard to potential forfeiture. The assumptions used in calculating this amount are set forth in Note 11 to our financial statements for the year ended December 31, 2022, in our 2022 Annual Report on Form 10-K. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards and do not necessarily correspond to the actual economic value that may be received by our NEOs from the awards or the target value used by the Board of Directors in granting such awards.
(4)Amounts represent short term incentive plan awards earned pursuant to our Key Employee Incentive Plan. For additional information on how these awards were determined, see the section above titled "Short Term Incentive Plan" in our Compensation Discussion & Analysis.
(5)Amounts represent matching contributions made on behalf of our named executive officers under our 401(k) plan, company paid premiums for life insurance and accidental death and dismemberment ("AD&D") insurance, and reimbursement for financial planning services under a perquisite established by the Compensation and Leadership Development Committee in 2022 ,as follows:.

Name	401(k) Plan Matching Contributions ($)	Financial Planning Services ($)	Company Paid Premiums for Life and AD&D Insurance Coverage ($)	Total All Other Compensation ($)
Gareth T. Joyce	13,804	10,000	1,398	23,804
Karina F. Padilla	12,423	—	1,354	12,423
Christopher L. Bailey	8,321	—	1,398	8,321
Julian R. Soell	6,154	—	685	6,154
JoAnn C. Covington	15,382	10,000	1,407	25,382
(6)Mr. Joyce has been President, Chief Executive Officer and a director of the Company since January 2022. He served as President of the Company's wholly owned subsidiary, Proterra Operating Company, Inc. from September 2021 to December 2021 and as President of Proterra Powered & Energy for the Company and its subsidiary from November 2020 to September 2021.
(7)Ms. Padilla was appointed Chief Financial Officer effective January 1, 2022. Ms. Padilla resigned from her position as Chief Financial Officer effective May 15, 2023.
(8)Mr. Bailey served as our Senior Vice President, Proterra Energy from May 2021 to October 2021, and then as our President of Proterra Powered & Energy from October 2021 until March 1, 2023, when he was appointed Chief Business Officer for the Company and its subsidiary.1 The reported salary is less than the annual base salary disclosed in the Compensation Discussion and Analysis because Mr. Bailey's salary was increased from $375,000 to $400,000 in fiscal year 2022.
(9)Mr. Soell started employment with our Company and was appointed President of Proterra Transit effective May 1, 2022 and served in that capacity until he was appointed Chief Operating Officer effective March 1, 2023. The reported salary is less than the annual base salary disclosed in the Compensation Discussion and Analysis because Mr. Soell started employment in May 2022.
(10)Ms. Covington was appointed our Chief Legal Officer, Head of Government Relations and Secretary on June 14, 2021, but, was not a named executive officer before fiscal year 2022 and, as a result, no disclosure is made for fiscal years 2021 and 2020 in accordance with SEC rules. Ms. Covington resigned from her position as Chief Legal Officer, Head of Government Relations and Secretary effective March 27, 2023.

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EXECUTIVE COMPENSATION TABLES
GRANTS OF PLAN BASED AWARDS DURING FISCAL YEAR-END 2022
The table below summarizes information regarding the incentive awards granted to each of our NEOs in 2022.

Name			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)

Garth T. Joyce	Annual Cash Incentive	—	312,500	625,000	937,500	—	—	—	—
	Stock Options	2/17/2022	—	—	—	—	300,240	8.73	1,355,794
	Time-based RSUs	3/10/2022	—	—	—	120,772	—	—	867,143
		2/17/2022				189,393			1,653,401
Karina F. Padilla(6)	Annual Cash Incentive	—	159,375	318,750	478,125	—	—	—	—
	Stock Options	3/10/2022	—	—	—	—	65,425	7.18	259,207
	Time-based RSUs	2/17/2022	—	—	—	73,863	—	—	644,824
		3/10/2022				153,984			1,105,605
Christopher L. Bailey	Annual Cash Incentive	—	146,094	292,188	438,282	—	—	—	—
	Stock Options	3/10/2022	—	—	—	—	65,425	7.18	259,207
	Time-based RSUs	3/10/2022	—	—	—	298,912	—	—	2,146,188
Julian R. Soell	Annual Cash Incentive(5)	—	150,000	300,000	450,000	—	—	—	—
	Stock Options	5/25/2022	—	—	—	—	53,016	5.82	173,718
	Time-based RSUs	5/25/2022	—	—	—	212,745	—	—	1,238,176
JoAnn C. (7)	Annual Cash Incentive	—	112,500	225,000	337,500	—	—	—	—
	Stock Options	3/10/2022	—	—	—	—	58,156	7.18	230,408
	Time-based RSUs	3/10/2022	—	—	—	102,656	—	—	737,070
(1)These columns present information about the potential payouts under our Short Term Incentive Plan for fiscal year 2022 if the Company met the threshold, target and maximum performance targets for an award under each of the performance metrics specified in the Plan, The actual amount paid to each NEO is reflected above in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column. For a more detailed description of the performance-based measures and actual payments under the Short Term Incentive Plan, see the discussion of the "Short Term Incentive Plan" above in the Compensation Discussion and Analysis.
(2)The amounts represent the number of restricted stock units ("RSUs") granted during fiscal year 2022. RSUs vest based on continued service through various vesting dates. The time-based RSU awards in connection with the new hire grants to Mr. Soell and Ms. Padilla vest in 4 equal annual installments on the anniversary of the vesting commencement date, which for Mr. Soell is May 25, 2022, and Ms. Padilla is January 25, 2022. The time-based RSU awards in connection with the Long Term Incentive Program grants to all of our NEO’s described in the Compensation Discussion and Analysis section above vest in 4 equal annual installments on the anniversary of the vesting commencement date, which for Mr. Joyce is January 1, 2022, and for the other NEO’s is March 25, 2022. The time-based RSU awards to Mr. Joyce, Ms. Padilla, Mr. Bailey, and Ms. Covington in connection with the One Time Equity awards described in the Compensation Discussion and Analysis section above vest in 2 equal installments eighteen months and three years from the vesting commencement date of March 25, 2022. As a general matter, time-based RSUs will cease vesting upon each employee’s last day of service. Time-based RSU awards are subject to potential vesting acceleration as described in the section titled “Potential Payments upon Termination or Change of Control”.
(3)The amounts represent the number of stock options granted during fiscal year 2022. Stock options vest based on continued service through various vesting dates. The time-based stock option awards in connection with Long Term Incentive Program grants to all of our NEO’s described in the Compensation Discussion and Analysis section above vest in 4 equal annual installments on the anniversary of the vesting commencement date, which for Mr. Joyce is January 1, 2022, and for the other NEO’s is March 25, 2022. As a general matter, time-based stock options will cease vesting upon each employee’s last day of service. Time-based stock option awards are subject to potential vesting acceleration as described in the section titled “Potential Payments upon Termination or Change of Control”.
(4)The amounts represent the aggregate grant date fair value of equity awards in accordance with FASB ASC Topic 718, without regard to potential forfeiture. The assumptions used in calculating these amounts are set forth in Note 11 to our financial statements for the year ended December 31, 2022, in our 2022 Annual Report.
(5)The amounts represent the potential full-year payouts that Mr. Soell could have received under our Short Term Incentive Plan for fiscal year 2022. Because Mr. Soell's start date with the Company was May 1, 2022, his actual 2022 annual bonus payout was pro-rated based on his start date.
(6)Ms. Padilla resigned from her position as Chief Financial Officer effective May 15, 2023.
(7)Ms. Covington resigned from her position as Chief Legal Officer, Head of Government Relations and Secretary effective March 27, 2023.

2023 PROXY STATEMENT	59

EXECUTIVE COMPENSATION TABLES
DESCRIPTION OF COMPENSATION ARRANGEMENTS
OFFER LETTER AGREEMENTS WITH GARETH T. JOYCE
In connection with his appointment as President of the Company beginning September 13, 2021, Gareth T. Joyce entered into an executive offer letter agreement with the Company memorializing the terms of his employment. This agreement with Mr. Joyce provided for an increase in his base salary from $340,000 to $450,000, a target annual bonus opportunity of 75% of base salary and an equity award opportunity that is subject to approval by the Compensation and Leadership Development Committee. In connection with Mr. Joyce's transition to the role of both President and Chief Executive Officer effective January 1, 2022, Mr. Joyce entered into an executive offer letter agreement with the Company pursuant to which his salary was set at $500,000, his target annual bonus opportunity was increased to 125% of base salary, he received a new equity grant valued at $3,000,000 at the time of award,, and he became eligible to receive additional equity awards as part of the Company’s Long Term Incentive Program, subject to approval by the Compensation and Leadership Development Committee. Mr. Joyce was also entitled to the Company's standard form of severance agreement for chief executives described in this proxy statement..
OFFER LETTER AGREEMENT WITH KARINA F. PADILLA
In connection with her appointment as Chief Financial Officer on January 1, 2022, the Company entered into an executive offer letter agreement with Ms. Padilla, pursuant to which she was entitled to an annual base salary of $425,000, a bonus target under the Company’s Key Employee Incentive Plan of 75% of her base salary, and a signing bonus of $250,000. The offer letter also provided that Ms. Padilla would receive a Restricted Stock Unit award under the Company’s 2021 Equity Incentive Plan of $585,000 in value at the time of grant with four-year ratable vesting, and that she would be eligible to receive additional equity awards as part of the Company’s Long Term Incentive Program, subject to approval by the Compensation and Leadership Development Committee. Ms. Padilla was also entitled to the Company's standard form of severance agreement for executives described in this proxy statement.
OFFER LETTER AGREEMENTS WITH CHRISTOPHER L. BAILEY
On November 4, 2021, Mr. Bailey entered into an amended and restated offer letter that amended his offer letter dated April 30, 2021. The amended and restated offer letter entitled Mr. Bailey to an annual base salary and participation in the Company's short and long term incentive plans.
OFFER LETTER AGREEMENT WITH JULIAN R. SOELL
On August 1, 2022, Mr. Soell entered into an amended and restated offer letter that amended his offer letter dated April 1, 2022. The amended and restated offer letter entitled Mr. Soell to an annual base salary, participation in the Company's short and long term incentive plans, and the Company's standard form of severance agreement for executives described in this proxy statement.
OFFER LETTER AGREEMENT WITH JOANN C. COVINGTON
On April 13, 2022, Ms. Covington entered into an amended and restated offer letter that amended her offer letter dated March 1, 2017. The amended and restated offer letter entitled Ms. Covington to an annual base salary, participation in the Company's short and long term incentive plans, and the Company's standard form of severance agreement for executives described in this proxy statement.
SEPARATION AGREEMENT WITH JOANN C. COVINGTON
Ms. Covington tendered her resignation as Chief Legal Officer, Head of Government Relations and Secretary on March 20, 2023, effective March 27, 2023. On March 24, 2023, the Company and Ms. Covington executed a Separation Agreement (the “Separation Agreement”), pursuant to which Ms. Covington will remain at the

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EXECUTIVE COMPENSATION TABLES
Company as a non-officer employee until June 30, 2023, to provide support during the transition to a new Chief Legal Officer, unless an earlier date is mutually agreed (such date, the “Separation Date”). During the transition period, Ms. Covington will receive the compensation and benefits provided under her existing terms of employment. Under the Separation Agreement, in exchange for providing transition support through the Separation Date and agreeing to a waiver and general release of all claims in favor of the Company and its affiliates, Ms. Covington will receive, among other benefits, a lump-sum payment equal to $187,500, which represents six months of Ms. Covington’s base compensation, and an additional lump-sum payment equal to $13,380, equivalent to six months of Ms. Covington’s monthly premium for the cost of benefit continuation for health benefits. The payments will be made to Ms. Covington within seven days following the Separation Date. Ms. Covington also remains eligible for change in control benefits. In addition, the Company agreed to take the steps necessary to extend the exercise period for Ms. Covington’s vested stock options under the Company’s 2010 Equity Incentive Plan to the earlier of (i) twelve months from the Separation Date or (ii) the expiration date of each such option.
OFFER LETTER AGREEMENT WITH DAVID S. BLACK
In connection with his appointment as Chief Financial Officer and Treasurer, the Company has entered into an offer letter (“Offer Letter”) with Mr. Black, which provides that his employment will commence on or about May 15, 2023 and outlines his duties and responsibilities and compensation terms. Pursuant to his Offer Letter, Mr. Black is entitled to receive an annual base salary of $450,000, and a bonus target under the Company’s Key Employee Incentive Plan of 75% of his base salary. In addition, the Company intends to grant Mr. Black an equity award with four-year ratable vesting under the Company’s 2021 Equity Incentive Plan comprised of 50% restricted stock units and 50% stock options and valued at $800,000 in accordance with the Company’s grant valuation procedures at the time of grant. The Offer Letter also provides that the Company will recommend to the Board or the compensation committee of the Board that Mr. Black be eligible in fiscal 2024 for an equity incentive award with four year ratable vesting under the Company’s 2021 Equity Incentive Plan of $900,000 in value in accordance with the Company’s grant valuation procedures at the time of grant. Mr. Black will also be entitled to enter into the Company’s standard form of severance agreement for executives described in this proxy statement.

2023 PROXY STATEMENT	61

EXECUTIVE COMPENSATION TABLES
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The table below summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2022.

		Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Gareth T. Joyce	3/10/2022(3)	—	—	—	—	—	120,772	455,310	—	—
	2/17/2022(4)	—	300,240	—	8.73	2/16/2032	189,393	714,012	—	—
	10/21/2021(5)	12,917	38,749	—	9.83	10/20/2031	21,851	82,378	—	—
	12/21/2020(6)	366,416	408,320	—	4.78	12/20/2030	—	—	—	—
Karina F. Padilla	3/10/2022(7)	—	65,425	—	7.18	3/9/2032	81,521	307,334	—	—
	3/10/2022(3)	—	—	—	—	—	72,463	273,186	—	—
	2/17/2022(8)	—	—	—	—	—	73,863	278,464	—	—
Christopher L. Bailey	3/10/2022(7)	—	65,425	—	7.18	3/9/2032	81,521	307,334	—	—
	3/10/2022(3)	—	—	—	—	—	217,391	819,564	—	—
	9/2/2021(9)	—	—	—	—	—	23,883	90,039	—	—
	5/20/2021(10)	33,468	55,781	—	13.68	5/19/2031	—	—	—	—
Julian R. Soell	5/25/2022(11)(12)	—	53,016	—	5.82	5/24/2032	76,588	288,737	—	—
	5/25/2022(12)	—	—	—	—	—	136,157	513,312	—	—
JoAnn C. Covington	3/10/2022(7)	—	58,156	—	7.18	3/9/2032	72,463	273,186	—	—
	3/10/2022(3)	—	—	—	—	—	30,193	113,828	—	—
	9/2/2021(13)	12,588	37,762	—	11.33	9/1/2031	20,970	79,057	—	—
	12/21/2020(14)	13,388	13,387	—	4.78	12/20/2030	—	—	—	—
	8/20/2020(15)	111,560	66,939	—	4.62	8/19/2030	—	—	—	—
	8/20/2020(16)	37,652	29,285	—	4.62	8/19/2030	—	—	—	—
	12/13/2019(17)	16,734	5,578	—	6.00	12/12/2029	—	—	—	—
	11/20/2019(18)	16,734	5,578	—	6.00	11/19/2029	—	—	—	—
	12/29/2018(19)	44,625	—	—	5.41	12/28/2028	—	—	—	—
	11/16/2018(20)	66,937	—	—	5.41	11/15/2028	—	—	—	—
	5/30/2017(21)	446,249	—	—	2.18	5/29/2027	—	—	—	—
(1)Outstanding equity awards made (i) prior to June 14, 2021 were granted under our 2010 Equity Incentive Plan (the “2010 Plan”) and (ii) after June 14, 2021, equity awards were granted under our 2021 Equity Incentive Plan (the “2021 Plan”) which was approved by stockholders on June 11, 2021 in connection with the business combination discussed in our Annual Report on Form 10-K for the fiscal year ending December 31, 2021. Equity awards are subject to vesting acceleration under "double trigger" change-in-control provisions of our executive severance agreements as described in the section titled “Potential Payments upon Termination or Change of Control.”
(2)The market value of unvested RSUs reflected in the table have been calculated by multiplying the number of unvested RSUs by $3.77, Proterra's closing stock price on December 30, 2022, the last trading day of fiscal year 2022.
(3)RSUs vest 50% on September 25, 2023 and 50% on March 25, 2025.
(4)Options and RSUs vest 25% each year beginning on January 1, 2023.
(5)Options and RSUs vest 25% each year beginning on August 25, 2022.
(6)Options vest 25% on November 17, 2021 and then 6.25% quarterly thereafter.
(7)Options and RSUs vest 25% each year beginning on March 25, 2023.
(8)RSUs vest 25% each year beginning on January 25, 2023.
(9)RSUs vest 25% each year beginning on May 25, 2022.
(10)Options vest 25% on May 17, 2022 and then 6.25% quarterly thereafter.
(11)Options vest 25% each year beginning on May 2, 2023.
(12)RSUs vest 25% each year beginning on May 25, 2023.

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EXECUTIVE COMPENSATION TABLES
(13)Options and RSUs vest 25% each year beginning on September 1, 2022.
(14)Options vest 6.25% each quarter following the December 21, 2020 vesting commencement date.
(15)Options vest 6.25% each quarter following the June 1, 2020 vesting commencement date.
(16)Options vest 6.25% each quarter following the August 20, 2020 vesting commencement date.
(17)Options vest 6.25% each quarter following the December 13, 2019 vesting commencement date.
(18)Options vest 6.25% each quarter following the November 20, 2019 vesting commencement date.
(19)Options vest 6.25% each quarter following the December 28, 2018 vesting commencement date.
(20)Options vest 6.25% each quarter following the November 13, 2018 vesting commencement date.
(21)Options vest 25% on April 17, 2018 and then 6.25% quarterly thereafter.
OPTIONS EXERCISES AND STOCK VESTED DURING 2022
The table below summarizes information regarding the number of shares acquired upon the exercise of stock options (with the value realized based on the difference between the closing price per share on Nasdaq of our common stock and the exercise price on the date of exercise) and the vesting of RSUs in 2022 previously granted to each of our NEOs (with the value realized based on the closing price per share on Nasdaq of our common stock on the date of vesting).

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Gareth T. Joyce	20,950	39,386	7,284	46,909
Karina F. Padilla	—	—	—	—
Christopher L. Bailey	—	—	7,962	46,339
Julian R. Soell	—	—	—	—
JoAnn C. Covington	52,446	279,537	6,991	42,226
SEVERANCE BENEFITS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
We have entered into change in control and severance agreements (“Severance Agreements”) with our Named Executive Officers.
An NEO (other than our President and Chief Executive Officer) who is terminated by us without cause outside of a change in control (as such term is defined below) will receive, in exchange for a customary release of claims: (i) a severance payment of six months (the “Severance Period") base salary in equal installments and (ii) payment of premiums for continued medical benefits for up to six months. If our President and Chief Executive Officer is terminated by us without cause or he resigns for good reason (as such term is defined below) outside of a change in control he will receive, in exchange for a customary release of claims: (i) a severance payment of twelve months (the “President and CEO Severance Period”) base salary in equal installments and (ii) payment of premiums for continued medical benefits for up to twelve months..
If an NEOs employment is terminated by us without cause or if the NEO resigns for good reason within the three months preceding a change in control (but after a legally binding and definitive agreement for a potential change in control has been executed) or within the twelve months following a change in control, the Severance Agreement provides the following benefits in exchange for a customary release of claims: (i) a severance payment of twelve months base salary in equal installments and then-current target bonus opportunity (at the rates in effect immediately prior to the actions that resulted in the termination) (18 months for our President and Chief Executive Officer), (ii) 100% acceleration of any then-unvested equity awards (including equity awards that vest, in whole or in part, upon satisfaction of performance criteria), and (iii) payment of premiums for continued medical benefits for up to twelve months (18 months for our President and Chief Executive Officer).

2023 PROXY STATEMENT	63

EXECUTIVE COMPENSATION TABLES
For purposes of all of the Severance Agreements:
“Cause” means (i) an unauthorized use or disclosure by the NEO of the Company’s or its subsidiaries’ confidential information or trade secrets, which use or disclosure causes or is reasonably likely to cause material harm to the Company or its subsidiaries, (ii) a material breach of any agreement between the NEO and the Company or its subsidiaries, (iii) a material failure to comply with the Company’s or its subsidiaries’ written policies or rules that has caused or is reasonably likely to cause material injury to the Company, its successor, or its affiliates, or any of their business, (iv) conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof, (v) willful misconduct that has caused or is reasonably likely to cause material injury to the Company, its successor, or its affiliates, or any of their business, (vi) embezzlement, (vii) failure to cooperate with the Company or its subsidiaries in any investigation or formal proceeding if the Company or its subsidiary, as applicable, has requested the NEOs reasonable cooperation, (viii) violation of any applicable federal, state or foreign statutes, laws or regulations or (ix) a continued failure to perform assigned duties after receiving written notification of such failure from the Company’s or its subsidiaries’, as applicable, Chief Executive Officer; provided that the NEO must be provided with written notice of their termination for “Cause” and the NEO must be provided with a thirty (30) day period following their receipt of such notice to cure the event(s) that trigger “Cause,” with the Company’s or its subsidiaries’, as applicable, Board of Directors making the final determination whether the NEO has cured any Cause.
“Good Reason” means, without the NEOs consent, (i) a material reduction in the NEOs level of responsibility and/or scope of authority, (ii) a reduction by more than 10% in NEOs base salary (other than a reduction generally applicable to executive officers of the Company or its subsidiary, as applicable, and in generally the same proportion as for the NEO), or (iii) relocation of the NEOs principal workplace by more than thirty-five (35) miles from the NEOs then current place of employment. For the purpose of clause (i), a change in responsibility shall not be deemed to occur (A) solely because the NEO is part of a larger organization or (B) solely because of a change in title. For the NEO to receive the benefits under this Agreement as a result of a voluntary resignation under this subsection (e), all of the following requirements must be satisfied: (1) the NEO must provide notice to the Company or its subsidiary, as applicable, of their intent to assert Good Reason within sixty (60) days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii); (2) the Company or its subsidiary, as applicable, will have thirty (30) days (the “Company Cure Period”) from the date of such notice to remedy the condition and, if it does so, the NEO may withdraw their resignation or may resign with no benefits; and (3) any termination of employment under this provision must occur within ten (10) days of the earlier of expiration of the Company Cure Period or written notice from the Company or one of its subsidiaries, as applicable, that it will not undertake to cure the condition set forth in subclauses (i) through (iii). Should the Company or one of its subsidiaries, as applicable, remedy the condition as set forth above and then one or more of the conditions arises again within twelve months following the occurrence of a Change in Control, the NEO may assert Good Reason again subject to all of the conditions set forth herein.
“Change in Control” means the occurrence of any of the following events, provided that the transaction (including any series of transactions) also qualifies as a change in control under U.S. Treasury Regulation 1.409A-3(i)(5)(v) or 1.409A-3(i)(5)(vii):
(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or
(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the

64	PROTERRA

EXECUTIVE COMPENSATION TABLES
Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
Each Severance Agreement is in effect until the earlier of (i) the termination of the executive officer’s employment other than in a situation described above and (ii) the date that we have met all our obligations under the Severance Agreement following the termination of the executive officer’s employment due to a situation described above.
The benefits under the Severance Agreements supersede all other cash severance and vesting acceleration arrangements (excluding equity awards that vest, in whole or in part, upon satisfaction of performance criteria, which will be governed by the terms of the applicable performance-based equity awards). All severance payments to our NEOs are subject to the execution and non-revocation of an effective release in the Company’s favor. In addition, the Severance Agreements include a non-competition covenant applicable during the NEOs employment and a cooperation and non-disparagement covenant pursuant to which the NEO shall use best efforts to assist with transition of their duties during the Severance Period or the President and CEO Severance Period (whichever is applicable) and shall not disparage the Company, its subsidiaries or the members of the Board or their officers and employees following their separation with the Company.
The table below quantifies the payments in the event of a qualifying termination or a change in control ("CIC") qualifying termination to our NEOs as of December 31, 2022 and assuming the price per share of the Company's securities is the closing market price as of that date. For additional information, see the above discussion of "Potential Payments Upon Termination or Change of Control" in our Compensation Discussion & Analysis section titled "Other Compensation Elements."

	Qualifying Termination			Qualifying Termination Upon Change in Control
Name	Base Salary ($)(1)	COBRA Payments ($)(2)	Total ($)	Base Salary and Target Bonus ($)(3)	COBRA Payments ($)(4)	Unvested Equity ($)(5)	Total ($)
Gareth T. Joyce	500,000	—	500,000	1,375,000	—	1,251,700	2,626,700
Karina F. Padilla	212,500	12,575	225,075	743,750	25,151	858,983	1,627,884
Christopher L. Bailey	200,000	11,470	211,470	700,000	22,941	1,216,937	1,939,878
Julian R. Soell	200,000	12,575	212,575	700,000	25,151	802,049	1,527,200
JoAnn C. Covington	187,500	12,575	200,075	600,000	25,151	466,070	1,091,221
(1)Represents twelve months of base salary for Mr. Joyce and six months of base salary for Ms. Padilla, Mr. Bailey, Mr. Soell, and Ms. Covington.
(2)Represents payment of premiums for continued medical benefits for up to six months for Ms. Padilla, Mr. Bailey, Mr. Soell, and Ms. Covington. Mr. Joyce did not elect medical coverage for fiscal year 2022 and therefore, would not receive premiums for continued medical benefits.
(3)Represents eighteen months of base salary for Mr. Joyce and twelve months of base salary for Ms. Padilla, Mr. Bailey, Mr. Soell, and Ms. Covington and each executive's target bonus in fiscal year 2022.
(4)Represents payment of premiums for continued medical benefits for up to twelve months for Ms. Padilla, Mr. Bailey, Mr. Soell, and Ms. Covington. Mr. Joyce did not elect medical coverage for fiscal year 2022 and therefore, would not receive premiums for continued medical benefits.
(5)The market value of unvested equity that would vest and payout due to a qualifying termination upon a change in control have been calculated by multiplying the number of unvested RSUs by $3.77, Proterra's closing stock price on December 30, 2022, the last trading day of fiscal year 2022.

2023 PROXY STATEMENT	65

CEO PAY RATIO
As required by SEC rules, we are providing disclosure regarding the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee. The ratio is a reasonable estimate calculated in a manner consistent with SEC rules and is based on our payroll and employment records and the methodology described below.
Nearly all of our employees are located in the United States. Pursuant to the SEC rules, to identify our median employee, we excluded from the calculation seven employees based in Canada under the de minimis exemption. After applying the de minimis exemption, we selected our median employee from our employee population of 1,183 U.S. full time, part time, and temporary employees as of December 31, 2022.
To determine our median employee, we used full year 2022 gross compensation data from our payroll system. Compensation was annualized for all newly hired employees who did not work a full calendar year 2022. Compensation data included wages, overtime, non-performance based bonuses, and paid time off as this reflects the most comparable measure of compensation across our employee population. While many of our employees are compensated with equity awards, not all of our employees are, and many compensation structures in the Company rely on cash compensation exclusively. Thus, we excluded the fair value of stock awards granted in 2022 from the calculation used to identify the median employee. Similarly, because the majority of our employees do not participate in a variable performance-based compensation plan, we excluded performance-based bonuses from the calculation. Because the SEC rules allow companies to apply various methodologies to determine the median employee, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
After identifying the median employee, we calculated the total annual compensation for the median employee in the same manner used to determine the compensation shown for our CEO in the Summary Compensation Table.
Based upon the methodology described above, our CEO’s total annual compensation as reported above in the Summary Compensation Table above was $4,738,555, and the total annual compensation for our median employee, an hourly Field Service Technician located in Greenville, South Carolina, was $81,477. The ratio of these two amounts is 58:1.

66	PROTERRA

PAY VERSUS PERFORMANCE
The following table and graphs below summarize the relationship between executive "compensation actually paid" (CAP) as defined under SEC rules to (i) each individual who has served as our principal executive officer (PEO) during each of the fiscal years shown below and (ii) our other non-PEO named executive officers (determined as an average, as set forth below) during each of the fiscal years shown below, and our financial performance, as required pursuant to SEC rules, Since the Company became a public reporting company in June 2021 through a business combination with a Special Purpose Acquisition Company, data from fiscal year 2020 is excluded from the disclosure. The Compensation and Leadership Development Committee does not necessarily use CAP as a basis for making compensation decisions. For a discussion on how our Compensation and Leadership Development Committee aligns pay with performance when making compensation decisions, please see the "Compensation Discussion and Analysis" section of this proxy statement.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Total Shareholder Return(3)	Peer Group Total Shareholder Return(4)	Net Income (in $000s)(5)	Revenue (in $000s)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$4,738,555	$582,946	$2,398,124	$1,335,408	$34.03	$35.09	$(237,950)	$309,363
2021	$1,057,101	$(6,447,940)	$1,356,961	$39,730	$79.69	$102.78	$(250,006)	$242,860
(1)The named executive officers included in the above table were:

Year	PEO	Non-PEO NEOs
2022	Gareth T. Joyce	Karina F. Padilla, Christopher L. Bailey, Julian R. Soell, JoAnn C. Covington
2021	John J. Allen	Gareth T. Joyce, Amy E. Ard, Christopher L. Bailey, Joshua P. Ensign
(2)Reflects adjustments to the value of Stock Awards, as calculated in accordance with the rules prescribed under Item 402(v) and in accordance with ASC Topic 718, which included the categories of adjustments for each year as set forth below. For additional information regarding the determination of fair value, see Note 11 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022:

	2022		2021
Adjustments ($)	PEO	Non-PEO NEOs*	PEO	Non-PEO NEOs*
SCT Total Compensation	$4,738,555	$2,398,124	$1,057,101	$1,356,961
Grant Date Fair Value of Equity Included in "Stock Awards" and "Option Awards" column in SCT	$(3,876,338)	$(1,698,601)	$(206,310)	$(791,231)
Year End Fair Value of Equity Awards	$1,695,225	$912,627	—	$402,181
Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards	$(1,705,393)	$(216,868)	$(8,048,994)	$(737,235)
Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	—	—	—	—
Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$(269,103)	$(59,874)	$750,263	$455,518
Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	—	—	—	$(646,464)
Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	—	—	—	—
Compensation Actually Paid	$582,946	$1,335,408	$(6,447,940)	$39,730
*    Amounts shown are averages for the entire group of Non-PEO NEOs for each respective year.

2023 PROXY STATEMENT	67

PAY VERSUS PERFORMANCE
(3)Cumulative total shareholder return (“TSR”) assumes an investment of $100 on December 31, 2020 and reinvestment of dividends. The Company has never declared or paid cash dividends on common stock nor does the Company anticipate paying any such cash dividends in the foreseeable future. Such returns are based on historical results and are not intended to suggest future performance.
(4)The peer group used for this purpose is Indxx US Electric and Autonomous Vehicles Index (IUEAV),which is one of the peer groups reflected in our Annual Report on the Form 10-K for the fiscal year ended December 31, 2023 pursuant to Item 201(e) of Regulation S-K
(5)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(6)The dollar amounts reported represent the amount of revenue reflected in the Company’s audited financial statements for the applicable year.
Pay versus Performance Descriptive Disclosure
In accordance with the SEC rules, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table above.
Compensation Actually Paid, Cumulative TSR and Peer Group TSR.
The following graph sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Compensation Actually Paid versus TSR 2021-2022
$120
$100
$80
$60
$40
$20
$0
Indexed Total Shareholder Return
$2,000
$1,000
$0
($1,000)
($2,000)
($3,000)
($4,000)
($5,000)
($6,000)
($7,000)
Compensation Actually Paid ($000s)
$100
$102.78
$40
$79.69
($6,448)
$583
$1,335
$35.09
$34.03
2020
2021
2022
CAP to PEO
Avg CAP to NEOs
PTRA TSR
Peer Group TSR

68	PROTERRA

PAY VERSUS PERFORMANCE
Compensation Actually Paid and Net Income
The following graph sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our Non-PEO NEOs, and the Company’s net income over the two most recently completed fiscal years.

Compensation Actually Paid versus GAAP Net Income 2021 - 2022
GAAP Net Income ($Ms)
Compensation Actually Paid ($000s)
($230)
($240)
($250)
($260)
$2,000
$1,000
$0
($1,000)
($2,000)
($3,000)
($4,000)
($5,000)
($6,000)
($7,000)
($250.01)
($6,447.9)
$39.7
($237.95)
$1,335.4
2021
2022
GAAP Net Income
CAP to CEO
Avg CAP to NEOs

Compensation Actually Paid and Revenue
The following graph sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our Non-PEO NEOs, and the Company’s revenue over the two most recently completed fiscal years.

Compensation Actually Paid versus Revenue 2021 - 2022
Revenue ($Ms)
Compensation Actually Paid ($000s)
$350
$300
$250
$200
$150
$100
$50
$0
$2,000
$1,000
$0
($1,000)
($2,000)
($3,000)
($4,000)
($5,000)
($6,000)
($7,000)
$242.86
($6,447.9)
$39.7
$309.36
$1,335.4
2021
2022
Revenue
CAP to CEO
Avg CAP to NEOs

2023 PROXY STATEMENT	69

PAY VERSUS PERFORMANCE
Tabular List of Most Important Performance Measures
The following table presents financial performance measures that the Company considers to be the most important in linking CAP to our PEO and Non-PEO NEOs for 2022 to Company performance. For a discussion of these performance measures, please see the "Compensation Discussion and Analysis" section of this proxy statement.

2022 Most Important Performance Measures (Unranked)
Revenue
Adjusted EBITDA
Business Unit Revenue
Business Unit Operating Income Before Corporate Expenses
Cash Conversion Cycle
All information provided under the above "Pay Versus Performance" heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

70	PROTERRA

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2022 with respect to compensation plans under which shares of our common stock may be issued.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding securities (#)		(b) Weighted average exercise price of outstanding options ($)(1)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by security holders(2)	23,336,799	(3)	$6.69	19,244,782	(4)
Equity compensation plans not approved by security holders	—		—	—
Total	23,336,799		$6.69	19,244,782
(1)As restricted stock unit awards have no exercise price, they are excluded from the weighted average exercise price calculation set forth in column. The weighted average exercise price of outstanding options is $3.87 if the 1,840,784 shares exercisable under equity awards granted to the former Chief Executive Officer in March 2020, which have a weighted average exercise price of $19.61 per share as of December 31, 2022, are excluded.
(2)Includes our (i) 2021 Plan, (ii) 2021 Employee Stock Purchase Plan (“2021 ESPP”) and (iii) 2010 Plan.
(3)Includes (i) 6,693,935 shares subject to outstanding awards granted under the 2021 Plan, of which 960,708 shares were subject to outstanding options and 5,733,227 shares were subject to outstanding RSU awards, (ii) 16,642,864 shares subject to outstanding options granted under the 2010 Plan. Under our 2021 ESPP, participants are permitted to purchase our common stock at a discount on certain dates through payroll deductions within a pre-determined purchase period. Accordingly, the number of shares to be issued upon exercise of outstanding rights under our 2021 ESPP as of December 31, 2022 is not determinable.
(4)As of December 31, 2022, there were 13,782,026 shares of common stock available for issuance under the 2021 Plan. The number of shares reserved for issuance under our 2021 Plan increased automatically by 9,050,606 shares on January 1, 2023 and will increase automatically on the first day of January of each of 2023 through 2031 by the number of shares equal to 4% of the total issued and outstanding shares of our common stock as of the immediately preceding December 31 or a lower number approved by our Board. As of December 31, 2022, there were 5,462,756 shares of common stock available for issuance under the 2021 ESPP. The number of shares reserved for issuance under our 2021 ESPP increased automatically by 2,262,651 shares on January 1, 2023 and will increase automatically on the first day of January of each of 2023 through 2031 by the number of shares equal to 1% of the total issued and outstanding shares of our common stock as of the immediately preceding December 31 or a lower number approved by our board of directors. As of December 31, 2022, no shares of common stock were available for issuance under the 2010 Plan. To the extent outstanding awards under the 2010 Plan are forfeited, lapse unexercised, or would otherwise have been returned to the share reserve under either plan, the shares of common stock subject to such awards instead will be available for future issuance as common stock under the 2021 Plan.

2023 PROXY STATEMENT	71

RATIFICATION OF AUDITOR
PROPOSAL 3:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board unanimously recommends a vote FOR the ratification of the appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.
Our Board has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of KPMG LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment of our independent registered public accounting firm is good corporate governance.
On June 15, 2021, the Audit Committee of the Board approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. KPMG LLP was also appointed as our independent registered public accounting firm for fiscal year 2022.
On June 14, 2021, we consummated the business combination transactions described in our Form 8-K filed with the Securities and Exchange Commission on June 17, 2021, by and among the special purpose acquisition company, ArcLight Clean Transition Corp. (now known as Proterra Inc), Phoenix Merger Sub, and legacy Proterra Inc, a Delaware corporation prior to the consummation of the business combination, now known as Proterra Operating Company, Inc. and a wholly owned subsidiary of Proterra Inc. KPMG also served as the independent registered public accounting firm of legacy Proterra Inc prior to the Business Combination described above. Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the business combination, was informed that it would be replaced by KPMG as the Company’s independent registered public accounting firm.
Marcum’s report on the Company’s financial statements as of December 31, 2020 and the related statements of operations, changes in shareholders’ equity and cash flows for the period from July 28, 2020 (inception) through December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles other than:
Marcum’s Report contained a separate paragraph stating that:
“As discussed in Note 2 to the financial statements, the accompanying financial statements as of December 31, 2020 and for the period from July 28, 2020 (inception) through December 31, 2020 have been restated.”
Marcum’s Report contained an explanatory paragraph stating that:
“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company’s business plan is dependent on the completion of a business combination and the Company’s working capital as of December 31, 2020 is not sufficient to complete its planned activities. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”
During the period from July 28, 2020 (inception) through December 31, 2020 and the subsequent period through June 15, 2021, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s

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satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the ”Exchange Act”). Marcum furnished the Company with a letter addressed to the SEC filed as Exhibit 16.1 to the Company's Report on Form 8-K filed on June 17, 2021 ("Super 8-K") stating whether it agrees with above statements made in the Super 8-K.
During the period from July 28, 2020 (inception) to December 31, 2020 and the subsequent period through June 15, 2021, the Company did not consult with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by KPMG that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act, and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.
Representatives of KPMG LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
If the appointment of KPMG LLP is not ratified by our stockholders, the Audit Committee will consider that fact for the current year’s appointment and when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2024. Even if the appointment of KPMG LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interests of our Company.
VOTE REQUIRED
This proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or represented by proxy at the meeting and are voted “FOR” or “AGAINST” this proposal. Abstentions will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of KPMG LLP, there will be no broker non-votes in connection with this proposal.

2023 PROXY STATEMENT	73

RATIFICATION OF AUDITOR
AUDITOR INDEPENDENCE AND
PRE-APPROVAL POLICIES
Under its charter, the Audit Committee pre-approves audit and non-audit services rendered by our independent registered public accounting firm. The Audit Committee has determined that the rendering of certain non-audit services that are reasonably related to the performance of the audit services, audit-related services, tax services, and other services by KPMG LLP is compatible with maintaining their independence.
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm and the fees for services performed to date.
KPMG did not render non-audit services to the Company for the years ended December 31, 2022 or 2021.
All of the services relating to the fees described in the table below were approved by our Audit Committee.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees paid to KPMG LLP, our independent registered public accounting firm, for professional services rendered in each of the last two fiscal years.

Fee Category	2022	2021
Audit Fees(1)	$2,685,000	$2,135,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$2,685,000	$2,135,000
(1)Audit fees consist of fees for the annual audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements, and $25,000 in approved expenses.
(2)Audit-related fees consist of other audit and attest services not required by statute or regulation.
(3)Tax fees consist of fees for tax-related services, including tax compliance and tax advice related to transactions.

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AUDIT COMMITTEE REPORT
The Audit Committee's primary purpose is to assist the Board in its oversight responsibilities pertaining to our accounting practices, internal controls over financial reporting, financial reporting processes, and the other matters assigned to it by the Board in the Audit Committee Charter. The Audit Committee is responsible for selecting, compensating, evaluating, and, when appropriate, replacing our independent audit firm.
Management is responsible for establishing and maintaining our internal financial controls, the preparation and presentation of our consolidated financial statements, and ensuring that the consolidated financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. The Audit Committee relies on the expertise and knowledge of management and the work of our independent audit firm in carrying out its oversight responsibilities. The Audit Committee meets regularly with our independent registered public accounting firm, with and without management present, to review the adequacy of our internal controls and financial reporting practices.
KPMG, LLP, ("KPMG") our independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles ("US GAAP") and on management’s assessment of our internal control over financial reporting.
In fulfilling its oversight responsibilities, the Audit Committee has:
•reviewed and discussed with management and KPMG the audited consolidated financial statements for the year ended December 31, 2022 and management’s assessment of and report on the effectiveness of the Company’s internal control over financial reporting;
•discussed with management and KPMG the critical accounting policies and practices applied in our consolidated financial statements, the compliance of our disclosures in our consolidated financial statements with US GAAP, and critical audit matters that arose in the course of the audit;
•received the written disclosures and communications from KPMG required by the Public Company Accounting Oversight Board ("PCAOB") regarding KPMG's communications with the Audit Committee concerning independence, and concluded that KPMG's provision of audit services to the Company is compatible with KPMG’s independence;
•met regularly in executive sessions with each of management and KPMG to discuss the results of the audit procedures performed by KPMG, KPMG's evaluations of internal controls and the overall quality of the Company’s financial reporting, and other matters as appropriate; and
•discussed with KPMG matters that are required to be discussed with the Audit Committee under generally accepted auditing standards, including the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
Based on the above-mentioned reviews and discussions, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our 2022 Annual Report for the year ended December 31, 2022, as filed with the SEC.
THE AUDIT COMMITTEE

Constance E. Skidmore, Chair
Roger M. Nielsen
Michael D. Smith
Jan R. Hauser
The information in the Audit Committee Report shall not be considered “soliciting material” or “filed” with the SEC, nor shall this information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we incorporated it by specific reference to the Audit Committee Report..

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BACKGROUND TO PROPOSALS 4 AND 5
We are seeking stockholder approval of (i) the issuance of shares of our Common Stock (or securities convertible into or exercisable for Common Stock) in settlement of the potential future conversion in full of the aggregate principal amount of, plus accrued and unpaid interest on, our Convertible Notes (as defined below) in accordance with applicable rules of the Nasdaq Stock Market (Proposal 4) and (ii) an amendment to our Certificate of Incorporation to increase the Company’s authorized number of shares of our Common Stock from 500,000,000 shares to 1,000,000,000 shares (Proposal 5).
THE CONVERTIBLE NOTES
In August 2020, Proterra Operating Company, Inc. (“Proterra OpCo”), a wholly owned subsidiary of the Company, issued $200.0 million aggregate principal amount of secured convertible promissory notes (as amended through the date hereof, the “Convertible Notes”) pursuant to the Note Purchase Agreement, dated as of August 4, 2020, by and among Proterra OpCo, the investors from time to time party thereto, the guarantors from time to time party thereto and CSI GP I LLC, as collateral agent (as amended through the date hereof, the “Note Purchase Agreement”). The Convertible Notes became convertible into shares of our Common Stock in connection with the consummation of the business combination with ArcLight Clean Transition Corporation in June 2021.
On March 19, 2023, Proterra OpCo entered into a binding letter of intent (the “Binding Letter of Intent”) with CSI I Prodigy Holdco LP, CSI Prodigy Co-Investment LP, CSI GP I LLC and CSI PRTA Co-Investment LP (collectively, the “Cowen Parties”) to amend certain provisions contained in the Note Purchase Agreement and the Convertible Notes. On March 31, 2023, we, Proterra OpCo and the Cowen Parties entered into Amendment No. 2 (“Amendment No. 2”) to Secured Convertible Promissory Notes and Note Purchase Agreement, providing for (i) the amendment of the Note Purchase Agreement, and (ii) the amendment and restatement of the Convertible Notes. The Note Purchase Agreement and the Convertible Notes, each as amended, are described in further detail below..
Additional information concerning Amendment No. 2, the Note Purchase Agreement, and the Convertible Notes is contained in our Current Report on Form 8-K filed with the SEC on April 3, 2023.
INTEREST RATE TERMS
As of April 30, 2023, the outstanding principal balance of the Convertible Notes was of $172.9 million (inclusive of PIK interest of $19.4 million), of which (i) $168.9 million (inclusive of PIK interest) was held by the Cowen Parties and (ii) $3.9 million (inclusive of PIK interest) was held by Generation IM Climate Solutions II, L.P (“Generation”).
The Convertible Notes accrue interest at (i) a cash interest rate of 5.0% per annum, payable quarterly on the last day of each quarter (the “Payment Date”), and (ii) a paid-in-kind interest rate (the “PIK Rate”) of 7.0% per annum, payable by increasing the principal balance of each Convertible Note on the Payment Date. Prior to March 17, 2023, the PIK Rate was 4.5% per annum. During the continuance of an Event of Default, the PIK Rate may be increased to 9% per annum.
MATURITY
The Convertible Notes will mature on August 4, 2028. Under the terms of the Convertible Notes, we can not make prepayments in respect of the Convertible Notes unless approved by the required holders of the Convertible Notes.

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PRIORITY
Each of the Convertible Notes ranks equally without preference or priority of any kind over one another, but senior in all rights, privileges, and preferences to all other shares of our capital stock and all other securities that are convertible into or exercisable for our capital stock directly or indirectly. The Convertible Notes are secured substantially by all our assets including intellectual property and other restricted property.
COVENANTS
Subject to certain exceptions, the Convertible Notes also restrict our ability to, among other things: dispose of or sell our assets; make material changes in our business or management, or accounting and reporting practices; acquire, consolidate, or merge with other entities; incur additional indebtedness; create liens on our assets; pay dividends; make investments; enter transactions with affiliates; pre-pay other indebtedness. The Note Purchase Agreement also contains a holding company covenant that limits the Company’s ability to engage in business, operations and activities other than as set forth therein.
In addition, the Note Purchase Agreement requires us to maintain Liquidity (as defined therein) at each quarter end of not less than the greater of (i) $75.0 million and (ii) four times of Cash Burn (as defined therein) for the three-month period then ended (the “Original Minimum Liquidity Covenant”). Amendment No. 2 provides for (i) a waiver of the Original Minimum Liquidity Covenant through May 31, 2024 and compliance with an interim requirement of minimum Liquidity of $125.0 million as of the last day of each quarter from March 31, 2023 through and including May 31, 2024 (such interim minimum Liquidity requirement and the Original Minimum Liquidity Covenant, each a “Minimum Liquidity Covenant”), and (ii) a waiver of the requirement that the Company’s financial statements be certified by the Company’s auditor without qualification (or similar notation) as to going concern for the Company’s consolidated financial statements for fiscal years 2022 and 2023.
In addition, the Note Purchase Agreement contains certain customary non-financial covenants. The Note Purchase Agreement also contains customary events of default, including, among others, the failure to make any payment of principal (or any other payment) when due under the Convertible Notes within five business days of the applicable due date, the breach of the Minimum Liquidity Covenant or any of the negative covenants, and the commencement of an insolvency proceeding. A default under our Convertible Notes would result in a cross-default under our senior credit facility.
CONVERSION TERMS
The Convertible Notes provide for the mandatory conversion only on or after March 31, 2024 if the daily volume weighted average price of our Common Stock equals or exceeds (a) $15.00 after March 31, 2024 to but not including March 31, 2025, or (b) $12.00 after March 31, 2025, in each case, over a period of 20 consecutive trading days and providing that if the mandatory conversion trigger is met, 1/3 of the aggregate principal amount of the Convertible Notes (plus interest accrued thereon) shall convert at $4.00 per share of our Common Stock, 1/3 of the aggregate principal amount of the Convertible Notes (plus interest accrued thereon) shall convert at $5.00 per share of our Common Stock, and 1/3 of the aggregate principal amount of the Convertible Notes (plus interest accrued thereon) shall convert at $6.00 per share of our Common Stock, resulting in the conversion of all principal and interest due.
Under the terms of the Convertible Notes, holders of Convertible Notes shall have the option, at any time on or after March 31, 2024 until maturity of the Convertible Notes, to convert 1/3 of the aggregate principal amount of the Convertible Notes (plus interest accrued thereon) at $4.00 per share of our Common Stock, 1/3 of the aggregate principal amount of the Convertible Notes (plus interest accrued thereon) at $5.00 per share of our Common Stock, and 1/3 of the aggregate principal amount of the Convertible Notes (plus interest accrued thereon) at $6.00 per share of our Common Stock, which conversion right shall be exercisable in whole or in part from time to time; provided, however, that if the Company consummates a bona fide equity financing on or after March 31, 2023, in which the Company or Proterra OpCo sells equity or equity-linked securities in a capital-raising transaction (which may include a public offering of the Company’s equity securities)(a “Qualified Financing”), the holder, at its option, at any time or from time to time on or after March 31, 2024, may convert into shares of the most senior series of the Company's securities sold in the applicable Qualified Financing on substantially the

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BACKGROUND TO PROPOSALS 4 AND 5
same terms as the securities issued or sold to investors in the applicable Qualified Financing ("Conversion Stock") at a conversion price equal to 75% of the lowest per share cash purchase price of our Common Stock or Preferred Stock sold by the Company in any Qualified Financing, subject to a $1.016 floor conversion price. Conversion Stock shall include full pro rata participation in any warrants, rights, or "equity kickers" (and if investors in the Qualified Financing receive different consideration or terms, on terms most favorable to any such investor that are provided to any such investor), excluding any rights related to particular commercial agreements or arrangements with any of the investors in the Qualified Financing (but only to the extent that such rights are on arms-length fair value market terms). References in Proposal 4 to the issuance of shares of our Common Stock upon conversions of the Convertible Notes shall also mean the issuance of Conversion Stock, unless otherwise indicated.
The Convertible Notes provide that no “person” or “group” (within the meaning of Section 13(d) of the Exchange Act) will be entitled to receive any Common Stock otherwise deliverable upon conversion of the Convertible Notes to the extent that such receipt would cause such person or group to become, directly or indirectly, a “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of more than 40% of our Common Stock outstanding at such time (the “Beneficial Ownership Limitation”), and no conversion of the Convertible Notes shall take place to the extent (but only to the extent) that such receipt (or conversion) would cause any Noteholder or its affiliates to beneficially own shares of our Common Stock in excess of the Beneficial Ownership Limitation.
The Convertible Notes also provide for certain limitations on the Noteholders’ conversion rights, including a cap on the number of shares of our Common Stock deliverable upon conversion subject to obtaining stockholder approval, as described below. We have agreed to use our best efforts to obtain stockholder approval of (i) the issuance of more than 19.99% of our outstanding Common Stock in accordance with Nasdaq listing standards (Proposal 4) and (ii) an amendment to our certification of incorporation to increase the number of authorized shares of our Common Stock (Proposal 5).
OUR PROPOSALS
We are seeking stockholder approval of (i) the issuance of shares of our Common Stock (or securities convertible into or exercisable for Common Stock) in settlement of the potential future conversion in full of the aggregate principal amount of, plus accrued and unpaid interest on, our Convertible Notes in accordance with applicable rules of the Nasdaq Stock Market (Proposal 4) and (ii) an amendment to our Certificate of Incorporation to increase the Company’s authorized number of shares of our Common Stock from 500,000,000 shares to 1,000,,000,000 shares (Proposal 5).
If we do not receive stockholder approval for Proposal 4, the maximum number of shares of Common Stock that may be issued upon conversions of the Convertible Notes will be 45,257,360 (the “Nasdaq Cap”). If we receive stockholder approval of Proposal 4 and do not receive stockholder approval of Proposal 5, the Nasdaq Cap will no longer apply and the maximum number of shares of Common Stock that may be issued upon conversions of the Convertible Notes will be 177,782,000 (the “Authorized Share Cap”). If we receive stockholder approvals of both Proposal 4 and Proposal 5, the number of shares of our Common Stock that may be issued upon conversion of the Convertible Notes will be limited by our available authorized shares of Common Stock and the Beneficial Ownership Limitation described above. If we receive stockholder approval of Proposal 5 and do not receive stockholder approval of Proposal 4, the Nasdaq Cap will still apply.
Under the terms of the Convertible Notes, we are obligated to use best efforts to seek the above stockholder approvals as promptly as practicable and no later than the Annual Meeting; provided that if such stockholder approvals are not received at the Annual Meeting, we are obligated to call a special meeting of stockholders every six months until such stockholder approvals are received. Until such time that we receive such stockholder approvals, if at all, if a proposed conversion of the Convertible Notes cannot be completed in full due to the Nasdaq Cap or Authorized Share Cap, as applicable, the Noteholders shall have the right to elect either (x) to rescind the conversion with respect to (and only with respect to) the portion of the Balance (as defined below) of the Convertible Note that relates to the number of shares of our Common Stock exceeding the Nasdaq Cap or Authorized Share Cap (the “Excess Shares”) or (y) for us to pay in cash to such Noteholder an amount equal to the product of (A) the number of Excess Shares, multiplied by (B) the simple average of the daily volume weighted average price of our Common Stock for the 20 consecutive trading days ending on and including the trading day immediately preceding the applicable conversion date. “Balance” means, at the applicable time, the

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sum of all then outstanding principal of a Convertible Note, all then accrued but unpaid interest and all other amounts then accrued but unpaid under such Convertible Note.
Our Common Stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. As noted above, the Convertible Notes contain restrictions on the conversion of the Convertible Notes and issuance of shares of Common Stock to Noteholders upon conversion. In addition, under the terms of the Convertible Notes, we are obligated to use best efforts to seek stockholder approval for the issuance of shares of our Common Stock (or securities convertible into or exercisable for Common Stock) in settlement of the potential future conversion in full of the Convertible Notes in accordance with the applicable rules of the Nasdaq Stock Market as promptly as practicable and no later than the Annual Meeting; provided that if stockholder approval is not received at the Annual Meeting, we must receive such stockholder approval as promptly as practicable by calling a special meeting of stockholders every six months thereafter until such stockholder approval is received. We are requesting stockholder approval for Proposals No. 4 and No. 5 to enable us to issue shares of Common Stock in connection with the potential future conversion in full of the Convertible Notes.
IMPORTANCE OF PROPOSALS 4 AND 5 TO OUR BUSINESS
As previously disclosed, based on our available cash resources, we determined that we may not have sufficient cash on hand to support our future financial obligations within the next 12 months from the date of filing of our Quarterly Report on Form 10-Q for the three months ended March 31, 2023. We have incurred net losses since inception, and we expect to incur net losses for the foreseeable future. We have historically funded operations primarily through a combination of equity and debt financing. We expect to make significant expenditures related to the development and expansion of our business, including: making investments to support our business growth, including new capital investments and continuing investments in our battery technology and high voltage systems; hiring and retaining qualified employees; adding additional production lines or production shifts in our manufacturing facilities; building new manufacturing facilities; expanding our software offerings; expanding our business into new markets and geographies; research and development in new product and service categories; and in connection with legal, accounting, and other administrative expenses related to operating as a public company. We will require additional funds to respond to business challenges, including the need to improve our operating infrastructure or acquire complementary businesses and technologies.
We are currently executing on various strategies designed to improve liquidity and cash generated from operations. While we are undertaking expense reduction and cash savings initiatives that include streamlining facilities, initiating working capital initiatives, and reducing overall selling, general and administrative expenses that include a workforce reduction announced in January 2023, and our planned closure of our City of Industry facility by December 31, 2023, to improve operational efficiency, we will require additional funds to finance our future operations. We are exploring potential options for raising additional funds through potential alternatives, which may include the issuance of equity, equity-linked, and/or debt securities, debt financings or other capital sources and/or strategic transactions. However, we have not yet secured additional financing and may not be successful in securing additional financing or executing any transaction on a timely basis, on acceptable terms or at all.

2023 PROXY STATEMENT	79

PROPOSAL 4:
APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK (OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR COMMON STOCK), IN SETTLEMENT OF THE CONVERSION IN FULL OF THE AGGREGATE PRINCIPAL AMOUNT OF, PLUS ACCRUED AND UNPAID INTEREST ON, OUR CONVERTIBLE NOTES IN ACCORDANCE WITH THE APPLICABLE RULES OF THE NASDAQ STOCK MARKET

The Board unanimously recommends a vote FOR the issuance by us of shares of our Common Stock (or the securities convertible into or exercisable for common stock) in settlement of the potential future conversion in full of the aggregate principal amount of, plus accrued and unpaid interest on, our Convertible Notes, in accordance with applicable rules of the Nasdaq Stock Market.
We seek your vote for this proposal in accordance with applicable rules of the Nasdaq Stock Market, to approve the issuance by us of shares of our Common Stock (or securities convertible into or exercisable for common stock) in settlement of the potential future conversion in full of the aggregate principal amount of, plus accrued and unpaid interest on, our Convertible Notes. Please refer to the Background for Proposals 4 and 5 above for a description of the Convertible Notes and background information relating to this Proposal 4.
WHY WE ARE SEEKING STOCKHOLDER APPROVAL
Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of a company’s common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the shares of common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). On March 17, 2023, the last closing date of our Common Stock immediately preceding the signing of the Binding Letter of Intent on March 19, 2023, the closing price of our Common Stock was $1.27 and the average closing price of our Common Stock for the five trading days immediately preceding March 19, 2023 was $2.07. Although the initial conversion prices of $4.00, $5.00 and $6.00 set forth in the Convertible Notes exceed the Minimum Price, upon the occurrence of certain triggering events, the conversion price of the Convertible Notes may be lowered as low as the $1.016 floor price, which could result in the issuance of our Common Stock equal to 20% or more of the outstanding shares of our Common Stock at less than the Minimum Price.

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PROPOSAL 4
Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would hold 20% or more of a company’s then-outstanding capital stock and such ownership or voting power would be the Company’s largest ownership position. The maximum potential issuance of shares of common stock upon conversion of the Convertible Notes may result in a holder (or a group of holders) holding 20% or more of our then outstanding capital stock and such ownership or voting power could be the Company’s largest ownership position. Accordingly, we are also seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(b). Stockholders should note that a "change of control" as described under Rule 5635(b) applies only with respect to the application of such rule, and does not necessarily constitute a "change of control" for purposes of Delaware law or our organizational documents.
Stockholder approval of this Proposal 4 will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(d) and 5635(b). Our Board has determined that the Convertible Notes and our ability to issue shares of our Common Stock (or securities convertible into or exercisable for Common Stock) thereunder in settlement of conversion of the Convertible Notes in excess of the Nasdaq Cap are in the best interests of the Company and its stockholders because it would increase our ability to issue shares of our Common Stock upon conversions of Convertible Notes and reduce the potential election by Noteholders for us to make cash payments to them for any Excess Shares, which will allow us to conserve cash. Therefore, we are seeking stockholder approval under this Proposal 4. The failure of our stockholders to approve this Proposal 4 will prevent us from issuing shares of our Common Stock to the Noteholders in excess of the Nasdaq Cap, and Noteholders could elect to receive a cash payment for Excess Shares as described above in “Background to Proposals 4 and 5.”
In addition, under the terms of the Convertible Notes, we are obligated to use best efforts to seek stockholder approval for the issuance of our Common Stock in accordance with Nasdaq listing standards as promptly as practicable and no later than the Annual Meeting; provided that if stockholder approval is not received at the Annual Meeting, we must receive such stockholder approval as promptly as practicable by calling a special meeting of stockholders every six months thereafter until such stockholder approval is received.
EFFECT ON CURRENT STOCKHOLDERS
If we do not receive stockholder approval for this Proposal 4, the maximum number of shares of Common Stock that may be issued upon conversions of the Convertible Notes will be the Nasdaq Cap. If we receive stockholder approval of this Proposal 4 and do not receive stockholder approval of Proposal 5, the Nasdaq Cap will no longer apply and the maximum number of shares of Common Stock that may be issued upon conversions of the Convertible Notes will be the Authorized Share Cap. If we receive stockholder approvals of both Proposal 4 and Proposal 5, the number of shares of our Common Stock that may be issued upon conversion of the Convertible Notes will be limited by our available authorized shares of Common Stock and the Beneficial Ownership Limitation. If we receive stockholder approval of Proposal 5 and do not receive stockholder approval of this Proposal 4, the Nasdaq Cap will still apply. For a description of the Nasdaq Cap, the Authorized Share Cap and the Beneficial Ownership Limitation, see “Background to Proposals 4 and 5 ” above.
Any issuance of shares would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. Any sales in the public market of the Common Stock issuable upon such conversion could also adversely affect prevailing market prices of our Common Stock. Because the number of shares of our Common Stock that may be issued to the Noteholders pursuant to the Convertible Notes is determined based on the price of our Common Stock, provided, however, that conversions may occur at any time or from time to time on or after March 31, 2024 at a conversion price equal to 75% of the lowest per share cash purchase price of our Common Stock or Preferred Stock sold by the Company in any Qualified Financing from March 31, 2023 to the date of conversion subject to a $1.016 floor conversion price, the exact magnitude of the dilutive effect cannot be conclusively determined at this time. However, the dilutive effect may be material to our existing stockholders. Pursuant to the terms of the Convertible Notes, we will be obligated to reserve such number of shares of our Common Stock that shall be sufficient to effect the conversion of the Convertible Notes. We cannot predict the price of our Common Stock at any future date, and therefore cannot predict the number of shares of our Common Stock to be issued under the Convertible Notes. In addition, if this Proposal 4 and Proposal 5 are approved, the number of shares of our Common Stock that may be issuable to Noteholders upon conversion of the Convertible Notes may represent a relatively high percentage of our outstanding shares of common stock, up

2023 PROXY STATEMENT	81

PROPOSAL 4
to the Beneficial Ownership Limitation (40% of our then outstanding shares of Common Stock.) In this regard, it should be noted that the Cowen Parties held substantially all of the $172.9 million in aggregate principal (including PIK interest) of the Convertible Notes as of April 30, 2023. If any stockholder (and its affiliates) of our Common Stock beneficially owns a relatively high percentage of our Common Stock, it would be able to exercise a significant level of influence over matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions.
While we believe that having the ability to settle conversions of the Convertible Notes in shares of our Common Stock offers benefits to us and our stockholders, including conservation of cash, any conversions of the Convertible Notes in shares of our Common Stock may cause substantial dilution to the equity interest of our stockholders at the time of any such issuance and would decrease our ability to utilize shares of our Common Stock in connection with other transactions.
For illustrative purposes only, the table below shows the number of shares of our Common Stock that would be issuable upon conversion of the Convertible Notes at the applicable hypothetical conversion prices (including the conversion floor price of $1.016, and conversion of 1/3 of the aggregate principal amount of the Convertible Notes (plus interest accrued thereon) at each of $4.00 per share of our Common Stock, $5.00 per share of our Common Stock, and $6.00 per share of our Common Stock, resulting in the conversion of all principal and interest due). These illustrations assume the conversion in full on August 4, 2028 of the outstanding aggregate principal amount of $246M (inclusive of PIK and unpaid interest of $2.8M) for the Cowen Parties, and conversion in full as of August 4, 2028 of the outstanding aggregate principal amount of $5.7M (inclusive of PIK and unpaid interest of $65K) for Generation, and assume that our Common Stock (not Conversion Stock as defined above) is issued upon settlement of the Convertible Notes.

Assumed Conversion Price	Common Stock Issuable Upon Conversion of Convertible Notes
$6.00	13,988,949
$5.00	16,786,738
$4.00	20,983,423
$1.016	247,835,703
Stockholders should note that the above illustrations do not consider the application of the Beneficial Ownership Limitation (40% of our then outstanding shares of Common Stock). See the Background on Proposals 4 and 5 above for an explanation of the Beneficial Ownership Limitation.
CONSEQUENCES OF FAILURE TO OBTAIN STOCKHOLDER APPROVAL
The failure of our stockholders to approve this Proposal 4 will impair our ability to issue shares of our Common Stock upon conversion of the Convertible Notes, and Noteholders could elect to receive a cash payment for any Excess Shares upon conversion of the Convertible Notes as described above. Based on the stock price of the Company's Common Stock as of May 10, 2023, the holders of Convertible Notes could potentially have the right to elect cash payment of any Excess Shares upon conversion of the Convertible Notes as early as March 31, 2024 if the Company were to complete a Qualified Financing. The obligation to pay cash for Excess Shares upon conversion of the Convertible Notes would impair our ability to conserve cash, impair our ability to maintain compliance with the covenants under the Convertible Notes and our senior credit facility, impair our working capital and our ability to fund capital expenditures, operating expenses and the pursuit of business development opportunities, including continued product or technology investment, impair our ability to seek additional funds through potential securities financings, debt financings or other capital sources or strategic transactions and impair our ability to operate our equity compensation plans. In addition, we may not have the resources to satisfy the cash settlement of any Excess Shares of Convertible Notes upon conversions, or our satisfaction of such cash settlements may materially impair our working capital. The inability to discharge our indebtedness may also materially adversely affect our ability to raise capital from third parties on attractive terms, if at all. All of the foregoing could severely harm our business and our prospects.

82	PROTERRA

PROPOSAL 4
If this Proposal 4 is not approved by our stockholders at the Annual Meeting, under the terms of the Convertible Notes, we are obligated to use best efforts to seek stockholder approval as promptly as practicable by calling a special meeting of stockholders every six months thereafter until such approval is received.
VOTE REQUIRED
The affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on the proposal that are present in person or represented by proxy at the meeting and are voted “For” or “Against” the proposal is required to approve this proposal. Broker non-votes and abstentions will have no effect.

2023 PROXY STATEMENT	83

PROPOSAL 5:
AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

The Board unanimously recommends a vote FOR the amendment of our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 500,000,000 to 1,000,000,000
Our Board believes that it is advisable and in the Company’s and our stockholders' best interests to amend our Certificate of Incorporation, as amended, to increase the total number of authorized shares of our Common Stock from 500,000,000 shares to 1,000,000,000 shares. Our Board has adopted resolutions approving the proposed certificate of amendment (the “Certificate of Amendment”) to our Certificate of Incorporation, in substantially the form attached as Appendix A hereto, declaring such amendment advisable and in the best interests of the Company and its stockholders and recommending such amendment to the stockholders for adoption thereby. Accordingly, we are seeking approval of this Proposal 5 by our stockholders.
If stockholders approve this Proposal 5, we expect to file the Certificate of Amendment with the Secretary of State of the State of Delaware to increase the number of authorized shares of our Common Stock as soon as practicable following stockholder approval. In this regard, upon filing and effectiveness of the Certificate of Amendment with the Secretary of State of the State of Delaware, Article IV of the Certificate of Incorporation would be amended as stated on Appendix A on page 88 of this proxy statement.
We are proposing to increase the number of shares of Common Stock that we are authorized to issue from 500,000,000 shares of Common Stock to 1,000,000,000 shares of Common Stock, representing an increase of 500,000,000 shares of authorized Common Stock, with a corresponding increase in the total authorized capital stock, which includes Common Stock and Preferred Stock (none of which are currently outstanding), from 510,000,000 shares to 1,010,000,000 shares. We are not proposing to increase the number of authorized shares of Preferred Stock.
The additional shares of Common Stock to be authorized by adoption of the proposed Certificate of Amendment would have terms identical to those of currently outstanding shares of Common Stock. Adoption of the proposed Certificate of Amendment and issuance of our Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of the earnings per share and voting powers of current holders of our Common Stock. If the proposed Certificate of Amendment is adopted, it will become effective upon the effective date of the Certificate of Amendment as filed with the Secretary of State of the State of Delaware.
As of May 9, 2023, there are 226,891,552 shares of our Common Stock outstanding, and our Board has reserved an aggregate of (i) 16,316,165 shares of our Common Stock for future issuance under the Proterra Inc 2010 Equity Incentive Plan, (ii) 29,226,875 shares of our Common Stock for future issuance under the Proterra Inc 2021 Equity Incentive Plan;

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PROPOSAL 5
(iii) 5,462,756 shares of our Common Stock for future issuance under the Proterra Inc 2021 Employee Stock Purchase Plan, (iv) 45,257,360 shares of our Common Stock for issuance upon conversion of our outstanding Convertible Notes, (v) 892 shares of our Common Stock for issuance upon exercise of outstanding warrants; and (vi) 18,008,937 shares of our Common Stock for issuance of Earnout Stock (see page 90 of this proxy statement under the Certain Relationships and Related Party Transactions heading for a description of Earnout Stock). As of May 9, 2023, there were 158,835,463 shares of Common Stock unreserved and remaining available for issuance. In addition, we are seeking stockholder approval under Proposal 4 to increase the number of shares of Common Stock we may issue upon conversion of our outstanding Convertible Notes, which would increase the number of shares of Common Stock required to be reserved for the Convertible Notes. Accordingly, we currently do not have sufficient available unissued and unreserved authorized shares of our Common Stock to meet the anticipated needs of our business described below.
WHY WE ARE SEEKING STOCKHOLDER APPROVAL AND EFFECT ON CURRENT STOCKHOLDERS
Our Board has determined that an amendment to our Certification of Incorporation to increase the number of authorized shares of our Common Stock is in the best interests of the Company and its stockholders because it would increase our ability to issue shares of our Common Stock to the Noteholders upon conversion of the Convertible Notes and reduce the potential election by Noteholders for us to make cash payments for any Excess Shares upon conversion of the Convertible Notes, which will allow us to conserve cash. In addition, our Board believes it is appropriate to increase our authorized shares of our Common Stock so that we have shares of our Common Stock available to provide additional flexibility to promptly and appropriately use for other business and financial purposes.
As previously disclosed, based on our available cash resources, we determined that we may not have sufficient cash on hand to support our future financial obligations within the next 12 months from the date of filing of our Quarterly Report on Form 10-Q for the three months ended March 31, 2023. We have incurred net losses and negative cash flows from operations since inception, and we expect to incur net losses for the foreseeable future. We have historically funded operations primarily through a combination of equity and debt financing. We expect to make significant expenditures related to the development and expansion of our business, including: new capital investments and continuing investments in our battery technology and high voltage systems; hiring and retaining qualified employees, including through continued operation of our equity plans; adding additional production lines or production shifts in our manufacturing facilities; building new manufacturing facilities; expanding our software offerings; expanding our business into new markets and geographies; research and development in new product and service categories; and in connection with legal, accounting, and other administrative expenses related to operating as a public company. We will require additional funds to respond to business challenges, including the need to improve our operating infrastructure or acquire complementary businesses and technologies. In addition, we need to service our indebtedness and to comply with the requirements of the terms governing the Convertible Notes.
We are currently executing on various strategies designed to improve liquidity and cash generated from operations. While we are undertaking expense reduction and cash savings initiatives that include streamlining facilities, initiating working capital initiatives, and reducing overall selling, general and administrative expenses that include a workforce reduction announced in January 2023, and our planned closure of our City of Industry facility by December 31, 2023, to improve operational efficiency, we will require additional funds to finance our future operations. We are exploring potential options for raising additional funds through potential alternatives, which may include the issuance of equity, equity-linked, and/or debt securities, debt financings or other capital sources and/or strategic transactions. However, we have not yet secured additional financing and may not be successful in securing additional financing or executing any transaction on a timely basis, on acceptable terms or at all.
In addition, as described above, under the Convertible Notes, we are obligated to use best efforts to seek stockholder approval for an amendment to our Certification of Incorporation to increase the number of authorized shares of our Common Stock as promptly as practicable and no later than the Annual Meeting; provided that if stockholder approval is not received at the Annual Meeting, we must receive such stockholder approval as promptly as practicable by calling a special meeting of stockholders every six months thereafter until such stockholder approval is received.

2023 PROXY STATEMENT	85

PROPOSAL 5
Accordingly, we are seeking stockholder approval under Proposal 5.
Proposal 5 is fundamental to our business and capital management because we need to maintain a greater reserve of authorized but unissued shares of our Common Stock in order to (i) satisfy the number of shares of our Common Stock that may be issuable upon conversion of the Convertible Notes; (ii) seek additional funds through potential securities financings, debt financings or other capital sources or strategic transactions, which will affect our working capital and our ability to fund capital expenditures, operating expenses, the pursuit of business development opportunities and our ability to satisfy our obligations under our Convertible Notes and senior credit facility, (iii) operate our equity compensation plans and (iv) for general corporate purposes. The additional shares of our Common Stock may be used for such various purposes without further stockholder approval. Although this Proposal 5 has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is our Board currently aware of any such attempts directed at us), stockholders should be aware that approval of this Proposal 5 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.
While we believe that having the ability to issue additional shares of our Common Stock, including in connection with potential conversions of the Convertible Notes or in connection with a potential financing to raise additional funds offers benefits to us and our stockholders, including conservation of cash and flexibility to raise additional funds or enter into transactions, the issuance of shares of our Common Stock upon conversion of the Convertible Notes or in any future financing or other transaction may cause substantial dilution to the equity interest of our stockholders at the time of any such issuance. Any sales in the public market of the Common Stock issuable upon such conversion of the Convertible Notes or other financing or transaction could also adversely affect prevailing market prices of our Common Stock.
CONSEQUENCES OF FAILURE TO OBTAIN STOCKHOLDER APPROVAL
If we do not receive stockholder approval for Proposal 4 and this Proposal 5, the maximum number of shares of Common Stock that may be issued upon conversions of the Convertible Notes will be the Nasdaq Cap. If we receive stockholder approval of Proposal 4 and do not receive stockholder approval of this Proposal 5, the maximum number of shares of Common Stock that may be issued upon conversions of the Convertible Notes will be the Authorized Share Cap. If we receive stockholder approval of both Proposal 4 and this Proposal 5, the Authorized Share Cap will no longer apply and the number of shares of our Common Stock that may be issued upon conversion of the Convertible Notes will be limited by our available authorized shares of Common Stock and the Beneficial Ownership Limitation.
The failure of our stockholders to approve this Proposal 5 will (i) impair our ability to issue shares of our Common Stock to Noteholders, and Noteholders could elect to receive cash payments for any Excess Shares as described above, and will (ii) prevent us from issuing shares of our Common Stock in general beyond the number of existing authorized shares of our Common Stock, each of which will impair our ability to conserve cash, impair our ability to maintain compliance with the covenants under the Convertible Notes and our senior credit facility, impair our working capital and our ability to fund capital expenditures, operating expenses and the pursuit of business development opportunities, including continued product or technology investment, impair our ability to seek additional funds through potential securities financings, debt financings or other capital sources or strategic transactions and impair our ability to operate our equity compensation plans. In addition, we may not have the resources to satisfy the cash settlement of any Excess Shares under the Convertible Notes upon conversions, or our satisfaction of such cash settlements may materially impair our working capital. The inability to discharge our indebtedness may also materially adversely affect our ability to raise capital from third parties on attractive terms, if at all. All of the foregoing could severely harm our business and our prospects.
In addition, if Proposal 4 is not approved by our stockholders at the Annual Meeting, under the terms of the Convertible Notes, we are obligated to use best efforts to seek stockholder approval as promptly as practicable by calling a special meeting of stockholders every six months thereafter until such approval is received.

86	PROTERRA

PROPOSAL 5
VOTE REQUIRED
This proposal requires the affirmative vote of the holders of at least a majority of the outstanding shares of our Common Stock. Abstentions and broker non-votes will have the effect of a vote “Against” this proposal.

2023 PROXY STATEMENT	87

APPENDIX A: PROPOSED CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION
OF PROTERRA INC

Proterra Inc (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of this corporation is Proterra Inc, and the date on which the Certificate of Incorporation of this corporation (as amended, the "Certificate of Incorporation") was originally filed with the Secretary of State of the State of Delaware was June 11, 2021, under the original name ArcLight Clean Transition Corp., which was amended on June 14, 2021

SECOND: Article IV, Paragraph 1 of the Certificate of Incorporation is amended and restated to as follows:

“1. Total Authorized. The total number of shares of all classes of stock that the Corporation has authority to issue is 1,010,000,000 shares, consisting of two classes: 1,000,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).”

THIRD: The foregoing amendment to the Certificate of Incorporation was duly approved by the Board of Directors of the Corporation.

FOURTH: Thereafter, pursuant to a resolution of the Board of Directors of the Corporation, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted and approved in accordance with the provisions of Section 242 of the DGCL.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, Proterra Inc has caused this Certificate of Amendment to be executed by its President and Chief Executive Officer as of [•], 2023.

By:
Name: Gareth Joyce
Title: President and Chief Executive Officer

88	PROTERRA

OTHER MATTERS
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended December 31, 2022.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following includes a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than transactions that are described under the section “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.
INDEMNIFICATION AGREEMENTS
We have entered into indemnification agreements with each of our respective directors and executive officers, and certain other employees of the Company. The indemnification agreements and our Restated Bylaws adopted June 11, 2021, require us to indemnify our directors and officers to the fullest extent not prohibited by Delaware General Corporation Law. Subject to very limited exceptions, our Restated Bylaws also require us to advance expenses incurred by our directors and officers.
ARCLIGHT AMENDED AND RESTATED REGISTRATION
RIGHTS AGREEMENT
On June 14, 2021, we consummated the business combination transactions described in our Form 8-K filed with the Securities and Exchange Commission on June 17, 2021, by and among the special purpose acquisition company, ArcLight Clean Transition Corp. (now known as Proterra Inc), Phoenix Merger Sub, and legacy Proterra Inc, a Delaware corporation prior to the consummation of the business combination, now known as Proterra Operating Company, Inc. and a wholly owned subsidiary of Proterra Inc.
Before the business combination transactions, ArcLight Clean Transition Corp had entered into a registration and shareholder rights agreement pursuant to which its initial shareholders and their permitted transferees, if any, were entitled to certain registration rights with respect to certain private placement warrants, securities issuable upon conversion of working capital loans (if any) and ArcLight Class A ordinary shares issuable upon exercise of the foregoing and upon conversion of founder shares. At the closing of the business combination, the Company, ArcLight CTC Holdings, L.P. (the sponsor of ArcLight Clean Transition Corp.) and certain other holders of common stock entered into the Amended and Restated Registration Rights Agreement, which superseded the registration and shareholder rights agreement, and pursuant to which, among other things, the ArcLight CTC Holdings, L.P. and such holders were granted certain customary registration rights, demand rights and piggyback rights with respect to their respective shares of the Company's common stock.
In particular, the Amended and Restated Registration Rights Agreement provides for the following registration rights:
•Demand registration rights. At any time after June 14, 2021, the Company will be required, upon the written request of (i) the Sponsor and certain other holders who previously held Class B ordinary shares of ArcLight (the “Sponsor Holders”) and (ii) the other parties thereto who hold common stock (the “New Holders”), to file a

2023 PROXY STATEMENT	89

OTHER MATTERS
registration statement and use reasonable best efforts to effect the registration of all or part of their registrable securities. The Company is not obligated to effect any demand registration during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company-initiated registration.
•Shelf registration rights. Within sixty (60) calendar days after June 14, 2021, the Company was required to file a shelf registration statement pursuant to Rule 415 of the Securities Act and use reasonable best efforts to cause such registration statement to be declared effective as promptly as reasonably practicable after the initial filing thereof, but in no event later than one hundred and twenty (120) days after June 14, 2021; provided, that the such deadline shall be extended to one hundred and eighty (180) days after June 14, 2021 if the registration statement was reviewed by, and received comments from, the SEC. At any time the Company has an effective shelf registration statement with respect to Sponsor Holders’ or New Holders’ registrable securities, a holder may make a written request to effect a public offering, including pursuant to an underwritten shelf takedown, provided that such holder (a) reasonably expects the aggregate gross proceeds in excess of $35,000,000 from such underwritten shelf takedown or (b) reasonably expects to sell all of the registrable securities held by such holder in such underwritten shelf takedown but in no event less than $10,000,000 in aggregate gross proceeds (the “Shelf Threshold”).
•Piggyback registration rights. At any time after June 14, 2021, if the Company proposes to file a registration statement to register any of its equity securities under the Securities Act or to conduct a public offering, either for its own account or for the account of any other person, subject to certain exceptions, the Sponsor Holders, the New Holders, and certain other holders of piggyback registration rights are entitled to include their registrable securities in such registration statement.
•Expenses and indemnification. All fees, costs and expenses of underwritten registrations will be borne by the Company and underwriting discounts and selling commissions will be borne by the holders of the shares being registered. The Amended and Restated Registration Rights Agreement contains customary cross-indemnification provisions, under which the Company is obligated to indemnify holders of registrable securities in the event of material misstatements or omissions in the registration statement attributable to the Company, and holders of registrable securities are obligated to indemnify the Company for material misstatements or omissions attributable to them.
•Registrable securities. Securities of the Company shall cease to be registrable securities when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, such securities shall have been transferred pursuant to Rule 144 or, with respect to a holder, when all such securities held by such holder could be sold without restriction on volume or manner of sale in any three-month period without registration under Rule 144 or such securities shall have ceased to be outstanding.
Earnout Stock
On June 14, 2021, we consummated the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement"), dated January 11, 2021, by and among our Company (formerly known as ArcLight Clean Transition Corp., a Cayman Islands exempted company ("ArcLight"), Legacy Proterra, and Phoenix Merger Sub, Inc., a Delaware corporation.
In connection with the Business Combination, the Merger Agreement provided that certain individuals, including some of our named executive officers and directors, who held vested Legacy Proterra stock options immediately prior to the closing of the Business Combination would receive shares of our common stock if and when certain price points were met in the future. These shares are referred to as Earnout Stock (as defined below). The period during which the issuance of Earnout Stock may occur lasts five years beginning on the date of the closing of the Business Combination (the "Earnout Period").
Specifically, the earnout provisions of the Merger Agreement provide that certain holders of Legacy Proterra common stock immediately prior to June 14, 2021, including these named executive officers and directors, are entitled to additional consideration of up to an aggregate of 22,809,500 shares of our common stock (the “Earnout Stock”), on a pro rata basis together with certain other holders, upon the occurrence of any of the following events during the Earnout Period:

90	PROTERRA

OTHER MATTERS
(i) 21.0526% of the Earnout Stock if over any 20 trading days within any 30 trading day period, the volume-weighted average price of our common stock is greater than or equal to $15.00 per share or there occurs any transaction resulting in a change in control with a valuation of our common stock that is greater than or equal to $15.00 per share;
(ii) an additional 26.3158% of the Earnout Stock if over any 20 trading days within any 30 trading day period, the volume-weighted average price of our common stock is greater than or equal to $20.00 per share or there occurs any transaction resulting in a change in control with a valuation of our common stock that is greater than or equal to $20.00 per share;
(iii) an additional 26.3158% of the Earnout Stock if over any 20 trading days within any 30 trading day period, the volume-weighted average price of our common stock is greater than or equal to $25.00 per share or there occurs any transaction resulting in a change in control with a valuation of our common stock that is greater than or equal to $25.00 per share; and
(iv) an additional 26.3158% of the Earnout Stock if over any 20 trading days within any 30 trading day period, the volume-weighted average price of our common stock is greater than or equal to $30.00 per share or there occurs any transaction resulting in a change in control with a valuation of our common stock that is greater than or equal to $30.00 per share.
The first Earnout Stock milestone point of $15.00 per share was met on July 20, 2021, and certain of our named executive officers and directors received Earnout Stock on July 21, 2021. Those same individuals will receive additional Earnout Stock if and when any one of the other Earnout Stock milestones is met. Under applicable SEC rules, shares of Earnout Stock received by the prior holders of vested options held by these individuals represent compensation to our named executive officers and directors for income tax purposes.
POLICIES AND PROCEDURES FOR RELATED-PERSON TRANSACTIONS
Our Board has adopted a written related-party transactions policy that conforms with the requirements for issuers having securities listed on the Nasdaq stock exchange. Under the policy, our audit committee will serve as the approval authority for related party transactions, provided that, if the related party is, or is associated with, a member of the audit committee, our Nominating and ESG committee will serve as the approval authority for such transaction. Our legal department will compile and maintain a master list of related parties, disseminate the master list to function and department leaders, the Chief Financial Officer and individuals responsible for accounts payable and accounts receivable, and contracting personnel in the legal department. Any transaction that we intend to undertake with a related party will be submitted to the compliance officer for determination of what approvals are required under the related party transactions policy, and the compliance officer will refer to the approval authority any related party transaction he or she determines should be considered for evaluation by the approval authority consistent with the policy. If the compliance officer becomes aware of a transaction with a related party that has not been previously approved or previously ratified under the policy that required such approval, the transaction will be submitted promptly to the approval authority for review.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock, as of April 24, 2023 by:
•each person or group of affiliated persons known by us to beneficially own more than 5% of our common stock;
•each of our named executive officers;
•each of our directors; and
•all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting

2023 PROXY STATEMENT	91

OTHER MATTERS
power or investment power. Applicable percentage ownership is based on 226,852,590 shares of common stock outstanding as of April 24, 2023. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 24 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless noted otherwise, the address of all listed stockholders is c/o Proterra Inc, 1815 Rollins Road, Burlingame, CA 94010. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise in the footnotes below, subject to community property laws where applicable.

Name of Beneficial Owner	Shares Beneficially Owned
	Number of Shares of Common Stock Beneficially Owned	Percentage Ownership of Outstanding Common Stock
5% or Greater Stockholders
Tao Pro LLC(1)	11,517,917	5.1%
BlackRock, Inc.(2)	15,159,893	6.7%
KPCB Green Growth Fund, LLC(3)	15,563,577	6.9%
The Vanguard Group(4)	18,794,569	8.3%
Franklin Resources, Inc.(5)	30,690,894	13.5%
Named Executive Officers and Directors
Gareth T. Joyce(6)	627,077	*
Karina F. Padilla(7)	38,938	*
Christopher L. Bailey(8)	84,004	*
Julian R. Soell(9)	66,441	*
JoAnn C. Covington(10)	780,668	*
John J. Allen(11)	4,351,801	1.9%
Mary Louise Krakauer(12)	18,215	*
Roger M. Nielsen(13)	15,899	*
Brook F. Porter(14)	2,865,773	1.3%
Jeannine P. Sargent(15)	285,118	*
Constance E. Skidmore(16)	284,765	*
Michael D. Smith(17)	276,480	*
Jan R. Hauser(18)	20,390	*
All current executive officers and directors as a group (12 persons)(19)	8,934,901	3.8%
*less than 1%
(1)As reported in the Schedule 13G filed with the SEC on February 10, 2023, Tao Pro LLC is the record holder of the securities reported herein for Tao Pro LLC. Isaac E. Pritzker, Lori D. Mills and James Schwaba are the managers of Tao Pro LLC and hold shared voting power of securities held by Tao Pro LLC. The address for each holder is 1 Letterman Drive, Suite C4–420, San Francisco, CA 94129.
(2)As reported in the Schedule 13G filed with the SEC on February 2, 2023, BlackRock Inc. is the beneficial owner of 15,159,893 shares of which BlackRock, Inc. has sole voting power over 14,827,289 shares and sole dispositive power over 15,159,893 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. The foregoing information is based solely on the Schedule 13G filed on February 2, 2023, which we have no reason to believe is inaccurate.
(3)As reported in the Schedule 13G filed by KPCB Green Growth Fund, LLC ("KPCB GGF"), a Delaware limited liability company, and KPCB GGF Associates, LLC ("Associates"), a Delaware limited liability company, on February 11, 2022. The shares are directly held by KPCB GGF Associates, the managing member of KPCB GGF, may be deemed to have sole power to vote and dispose of these shares. The address for each entity is c/o Kleiner Perkins Caufield & Byers, LLC, 2750 Sand Hill Road, Menlo Park, CA 94025.
(4)As reported in the Schedule 13G filed with the SEC on February 9, 2023, The Vanguard Group is the beneficial owner of 18,794,569 shares of which the Vanguard Group has shared voting power over 243,860 shares, sole dispositive power over 18,399,976 shares, and shared dispositive power over 394,593 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. The foregoing information is based solely on the Schedule 13G filed on February 9, 2023, which we have no reason to believe is inaccurate.
(5)As reported in the Schedule 13G filed with the SEC on February 1, 2023, Franklin Resources, Inc. (“FRI”) is the record holder for securities that are beneficially owned by one or more open or closed end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries (each, an “Investment Management Subsidiary” and, collectively, the “Investment Management Subsidiaries”) of FRI including the Investment Management Subsidiaries listed on the Schedule 13G. Investment Management Subsidiary Franklin Advisors, Inc. holds sole power to vote or direct the vote and sole power to dispose or direct the

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disposition of 30,541,415 shares; Franklin Templeton Investments (Asia) Ltd holds soles voting and dispositive power over 41,478 shares; Fiduciary Trust International LLC holds sole voting and dispositive power over 5,301 shares; and Fiduciary Trust Company International holds sole voting and dispositive power over 102,700 shares. Charles B. Johnson and Rupert H. Johnson, Jr. (the “Principal Shareholders”) each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. FRI and the Principal Shareholders may be deemed to be the beneficial owners of securities held by persons and entities for whom or for which FRI subsidiaries provide investment management services. FRI, the Principal Shareholders and each of the Investment Management Subsidiaries disclaim any pecuniary interest in any of such securities. The Principal Shareholders, FRI and FRI Aggregated Affiliates, as applicable, disclaim that they are beneficial owners, as defined in Rule 13d-3 of the securities reported in the Schedule 13G. The address for FRI is One Franklin Parkway, San Mateo, CA 94403–1906. The foregoing information is based solely on the Schedule 13G filed on February 1, 2023, which we have no reason to believe is inaccurate.
(6)Represents (i) 70,605 shares of common stock held by Mr. Joyce and (ii) 556,472 shares subject to options held by Mr. Joyce to purchase common stock that are immediately exercisable or may be exercisable within 60 days of April 24, 2023.
(7)Represents (i) 22,581 shares of common stock held by Ms. Padilla and (ii) 16,357 shares subject to options held by Ms. Padilla to purchase common stock that are immediately exercisable or may be exercisable within 60 days of April 24, 2023. Ms. Padilla resigned her position as Chief Financial Officer effective on May 15, 2023, and her last day as an employee will be June 2, 2023.
(8)Represents (i) 15,062 shares of common stock held by Mr. Bailey, (ii) 7,961 shares underlying restricted stock units held by Mr. Bailey that may vest and settle within 60 days of April 24, 2023, and (iii) 60,981 shares subject to options held by Mr. Bailey to purchase common stock that are immediately exercisable or may be exercisable within 60 days of April 24, 2023.
(9)Represents (i) 53,187 shares underlying restricted stock units held by Mr. Soell that may vest and settle within 60 days of April 24, 2023, and (iii) 13,254 shares subject to options held by Mr. Soell to purchase common stock that are immediately exercisable or may be exercisable within 60 days of April 24, 2023.
(10)Represents (i) 12,503 shares of common stock held by Ms. Covington and (ii) 768,165 shares subject to options held by Ms. Covington to purchase common stock that are immediately exercisable or may be exercisable within 60 days of April 24, 2023. As reported on the Current Report on Form 8-K on March 24, 2023, effective March 27, 2023, Ms. Covington resigned as Chief Legal Office & Head of Government Relations and Secretary, and her last day of employment will be June 30, 2023. As such, all equity beneficially owned by Ms. Covington is not included in the total of shares beneficially owned by current officers and directors as a group.
(11)Represents (i) 42,354 shares of common stock held by Mr. Allen and (ii) 4,309,447 shares subject to options held by Mr. Allen to purchase common stock that are immediately exercisable or may be exercisable within 60 days of April 24, 2023.
(12)Represents 18,215 shares of common stock held by Ms. Krakauer.
(13)Represents 15,899 shares of common stock held by Mr. Nielsen.
(14)Represents (i) 42,351 shares of common stock held by Mr. Porter, (ii) 2,571,012 shares held by G2VP I, LLC, for itself and as nominee for G2VP Founders Fund I, LLC (“G2VP”), and (iii) 252,410 shares underlying options held by Mr. Porter to purchase common stock that are immediately exercisable or may be exercisable within 60 days of April 24, 2023. Mr. Porter, together with Ben Kortlang, David Mount and Daniel Oros, is a managing member of G2VP I Associates, LLC, which is the managing member of G2VP, and may be deemed to share voting and dispositive control over the shares held by G2VP. G2VP I Associates, LLC and each of its managing members disclaim beneficial ownership of these shares held by G2VP except to the extent of any pecuniary interest therein.
(15)Represents (i) 32,708 shares of common stock held by Ms. Sargent and (ii) 252,410 shares subject to options held by Ms. Sargent that are immediately exercisable or may become exercisable within 60 days of April 24, 2023.
(16)Represents (i) 32,355 shares of common stock held by Ms. Skidmore and (ii) 252,410 shares subject to options held by Ms. Skidmore that are immediately exercisable or may become exercisable within 60 days of April 24, 2023.
(17)Represents (i) 24,070 shares of common stock held by Mr. Smith and (ii) 252,410 shares subject to options held by Mr. Smith to purchase common stock that are immediately exercisable or may become exercisable within 60 days of April 24, 2023.
(18)Represents 20,390 shares of common stock held by Ms. Hauser.
(19)Represents (i) 2,907,602 shares of common stock beneficially owned by our current executive officers and directors, (ii) 61,148 shares underlying restricted stock units held by our current executive officers and directors that may vest and settle within 60 days of April 24, 2023, and (iii) 5,966,151 shares subject to options held by our current executive officers and directors that are immediately exercisable or exercisable within 60 days of April 24, 2023. For clarity, these totals exclude all shares of common stock and shares subject to options held by Ms. Covington as described in Footnote 10.

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DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended December 31, 2022.
FREQUENTLY ASKED QUESTIONS/FAQS
Why have I received these proxy materials?
This proxy statement is being furnished in connection with the solicitation by the Board of Directors of Proterra Inc of proxies to be voted at our Annual Meeting of Stockholders on Friday, June 23, 2023 (the “Annual Meeting”), at 8:00 a.m. Eastern Time, and at any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. You can attend the Annual Meeting online and submit your questions during the meeting by visiting https://meetnow.global/MSAKVQJ and entering your 15-digit control number printed on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”). It has been designed to assist you in voting your shares. We intend to mail the proxy materials on or about May 26, 2023 to all stockholders entitled to vote at the Annual Meeting.
Who can vote at the Annual Meeting?
Holders of record of shares of our common stock as of the close of business on April 24, 2023 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment of the Annual Meeting. As of the Record Date, there were 226,852, 590 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote per share on any matter presented to stockholders at the Annual Meeting. We do not have cumulative voting rights for the election of directors.
What matters are being voted on at the Annual Meeting?
At the Annual Meeting, our stockholders will be asked:
1.To elect Jan R. Hauser, Gareth T. Joyce and Michael D. Smith as Class II directors to serve until the 2026 Annual Meeting of Stockholders;
2.To approve, on an advisory basis, the compensation of our named executive officers;
3.To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
4.To approve the issuance of shares of our Common Stock (or securities convertible into or exercisable for Common Stock) in settlement of the potential future conversion in full of the aggregate principal amount of, plus accrued and unpaid interest on, our Convertible Notes in accordance with applicable rules of the Nasdaq Stock Market; and
5.To approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of our Common Stock from 500,000,000 shares to 1,000,000,000 shares.
What are the voting recommendations of the Board of Directors?
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or over the Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted in accordance with the Board’s recommendations as follows:

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1.FOR the election of Jan R. Hauser, Gareth T. Joyce and Michael D. Smith as Class II directors to serve until the 2026 Annual Meeting of Stockholders;
2.FOR the approval, on an advisory basis, of the compensation of our named executive officers;
3.FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
4.FOR the approval of the issuance of shares of our Common Stock (or securities convertible into or exercisable for common stock) in settlement of the potential future conversion in full of the aggregate principal amount of, plus accrued and unpaid interest on, our Convertible Notes in accordance with the applicable rules of the Nasdaq Stock Market; and
5.FOR approval of an amendment to our Certificate of Incorporation to increase the authorized number of shares of our Common Stock from 500,000,000 shares to 1,000,000,000 shares.
If you return a properly completed proxy card, or vote your shares by telephone or internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted in accordance with the recommendations of the Board of Directors.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, it is the intention of the proxy holders named on our proxy card to vote your the shares covered by your proxy on these matters in accordance with their best judgment. This discretionary authority is granted by the execution of the form of proxy.
Who can attend the Annual Meeting?
You are invited to attend the Annual Meeting if you are a registered stockholder or a beneficial owner as of April 24, 2023, the Record Date, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be virtual only via live audio webcast. There will be no physical meeting held.
The meeting webcast will begin promptly at 8:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures. Please follow the registration instructions outlined in this proxy statement.
What is the difference between being a “registered stockholder” and a “beneficial owner”?
Registered Stockholder. If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the “registered stockholder” with respect to those shares, and the proxy materials were sent directly to you by us. As a registered stockholder, you may vote your shares at the Annual Meeting or by proxy as described below.
Beneficial Owner. If your shares are held through an intermediary, such as a bank, a broker or other nominee, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The proxy materials, along with a voting instruction card, were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the registered stockholder. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.
What procedures must I follow to attend the Annual Meeting?
The procedures you must follow to attend the Annual Meeting are different depending on whether you are a registered stockholder or a beneficial owner.
Registered Stockholders. If you are a registered stockholder, then you do not need to register to attend the Annual Meeting. You may attend the virtual Annual Meeting and fully participate (i.e., vote your shares, ask questions and access the list of stockholders as of the Record Date) by logging on at https://meetnow.global/MSAKVQJ on the meeting date. You will need the 15-digit control number printed on your proxy card. If you lose your 15-digit control number, you may join the Annual Meeting as a “guest” but you will not be able to vote or participate, you will only be able to listen. Please follow the instructions on the proxy card that you received.
Beneficial Owners. If you are a beneficial owner and you want to attend the virtual Annual Meeting, vote your shares and participate, you must register in advance with Computershare, the host of our virtual meeting. If you

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want to attend the virtual Annual Meeting but do not wish to vote or participate, you do not need to register in advance and may join as a “guest.”
To register in advance, you must submit proof of your proxy power (legal proxy) reflecting your Proterra Inc holdings along with your name and email address to Computershare. You can obtain your legal proxy by contacting your account representative at the bank, broker or other nominee that holds your shares. Requests for advance registration sent to Computershare must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 19, 2023. You will receive a confirmation of your registration and instructions on how to attend the meeting by email from Computershare after they receive your registration materials. If you register in advance as directed, you will then be able to vote at and participate in the Annual Meeting.
Requests for registration should be directed to Computershare as follows:
By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.
By mail: to Computershare, Proterra Inc Legal Proxy, P.O. Box 43001, Providence, RI 02940–3001.
How do I vote?
You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify, and “For” or “Against” or abstain from voting on all other proposals.
The procedures for voting are fairly simple:
Registered Stockholders. If you are a registered stockholder, you may vote:
1.By Internet — You can vote over the Internet at http://www.envisionreports.com/PTRA by following the instructions on the proxy card;
2.By Telephone — You can vote by telephone by calling 1-800-652-8683 and following the instructions on the proxy card;
3.By Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
4.Electronically at the Meeting — If you attend the meeting online and want to vote electronically during the meeting, you will need the 15-digit control number printed on your proxy card.
Internet and telephone voting facilities for registered stockholders are available 24 hours a day. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 15-digit control number printed on your proxy card.
Beneficial Owners. If you are a beneficial owner and your shares are held in “street name” through a bank, broker, or other nominee, you will receive instructions from them on how to vote. You must follow their instructions in order for your shares to be voted. Internet and telephone voting may also be offered to stockholders owning shares through certain banks and brokers. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are not registered in your name and you would like to vote your shares online at the Annual Meeting, you should follow the instructions above regarding how to register in advance to attend the Annual Meeting. Otherwise, you will need to vote through your bank or broker or other nominee as instructed by them. You may attend the Annual Meeting as a “guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
If you return a properly completed proxy card, or vote your shares by telephone or internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted in accordance with the recommendations of the Board of Directors as described above.
Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote in advance by Internet, telephone, or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.
Can I change or revoke my vote after I submit my proxy?

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Yes. Voting over the Internet or by telephone or execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote electronically. A proxy may be revoked before it is used to cast a vote at the Annual Meeting. If you are a registered stockholder, you can revoke a proxy by doing one of the following:
1.by submitting a duly executed proxy bearing a later date;
2.by granting a subsequent proxy through the Internet or telephone;
3.by giving written notice of revocation to the Secretary of the Company prior to or at the Annual Meeting; or
4.by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your broker, bank or other nominee, or you may vote online at the Annual Meeting provided you have registered in advance to attend the Annual Meeting in accordance with the instructions above.
Who will count the votes?
A representative of Computershare Inc., our inspector of election, will tabulate and certify the votes.

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If I am a registered stockholder and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a registered stockholder and do not vote by completing your proxy card, by telephone, through the Internet or online at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, in accordance with the recommendations of the Board as described above If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in accordance with the recommendations of the Board, as described above.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other nominee how to vote your shares, your broker, bank or other nominee may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation, and certain corporate governance proposals, even if supported by management. All of our proposals other than the ratification of our independent accounting firm are “non-routine” matters, meaning that your broker or bank may not vote your shares on these proposals in the absence of your voting instructions. However, the ratification of the selection of our independent registered public accounting firm (Proposal 3) is considered to be a “routine” matter, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker or bank in its discretion on Proposal 3. We encourage you to provide voting instructions to your bank, broker or other agent. This ensures that your shares will be voted at the Annual Meeting according to your instructions.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What are “broker non-votes”?
As discussed above, broker non-votes occur when your broker submits a proxy for the meeting with respect to “routine” matters but does not vote on “non-routine” matters because you did not provide voting instructions on those matters. Proposals 1, 2, 4 and 5 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist only in connection with these proposals.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Why hold a virtual meeting?
A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting https://meetnow.global/MSAKVQJ. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
The virtual meeting platform is fully supported across the most widely used browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong Wi-Fi connection from wherever they plan to participate in the meeting. We encourage you to access the meeting prior to the start time. Should you need further assistance, you may call 1-888-724-2416. We strongly encourage you to vote your shares in advance in case you have trouble accessing the Annual Meeting.
Will there be a question and answer session during the Annual Meeting?

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As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or immediately prior to the meeting that are pertinent to us and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “guest”) by following the procedures outlined above in “What procedures must I follow to attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
1.irrelevant to our business or to the business of the Annual Meeting;
2.related to material non-public information of us, including the status or results of our business since our last Quarterly Report on Form 10-Q;
3.related to any pending, threatened or ongoing litigation;
4.related to personal grievances;
5.derogatory references to individuals or that are otherwise in bad taste;
6.substantially repetitive of questions already asked by another stockholder;
7.in excess of the two-question limit;
8.in furtherance of the stockholder’s personal or business interests; or
9.out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson of the Annual Meeting or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders who have accessed the Annual Meeting as a stockholder (rather than a “guest”) by following the procedures outlined above in “What procedures must I follow to attend the Annual Meeting?”.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting of the holders of a majority of the voting power of the shares of stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum.
Your shares are counted as present at the Annual Meeting if you are present by remote communication at the Annual Meeting or if you have properly submitted a proxy. Abstentions and broker non-votes are included in the shares present or represented at the Annual Meeting for purposes of determining whether a quorum is present. If a quorum is not present, the chair of the Annual Meeting may adjourn the meeting until a quorum is obtained.
What does it mean if I receive more than one set of proxy materials?
It means that your shares are held in more than one account at Computershare Inc., our transfer agent, and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Abstentions or Withhold Votes, As Applicable	Effect of Broker Non-Votes

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Proposal 1: Election of Directors	The plurality of the votes cast by the holders of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors. Any director who does not receive a majority of votes cast “FOR” his or her re-election in an uncontested election is expected to offer his or her resignation for the Board’s consideration	No effect	No effect
Proposal 2: Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or represented by proxy at the meeting and are voted for or against the matter	No effect	No effect
Proposal 3: Ratification of our Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or represented by proxy at the meeting and are voted for or against the matter	No effect	Not applicable
Proposal 4: Approval, of the potential issuance of shares of our Common Stock (or securities convertible into or exercisable for common stock) in settlement of the potential future conversion in full of the aggregate principal amount of, plus accrued and unpaid interest on, our Convertible Notes, in accordance with the applicable rules of the Nasdaq Stock Market	The affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or represented by proxy at the meeting and are voted for or against the matter	No effect	No effect
Proposal 5: Approval of an Amendment to our Certificate of Incorporation to Increase the Company’s Authorized Number of Shares of our Common Stock from 500,000,000 Shares to 1,000,000,000 Shares	The affirmative vote of the holders of at least a majority of the outstanding shares of our Common Stock.	Vote "Against"	Vote "Against"
Where can I find the voting results of the Annual Meeting?

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We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.
When are stockholder proposals and director nominations due for next year’s annual meeting?
Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement for the Company’s 2024 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2024 proxy statement, any such stockholder proposals must be submitted no later than January 23, 2024, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement.
Alternatively, in accordance with the “advance notice” provisions of our bylaws, stockholders seeking to present a stockholder proposal or nomination at the Company’s 2024 Annual Meeting of Stockholders, without having it included in the Company’s proxy statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be delivered not later than 5:00 p.m., Pacific Time, on the 90th day nor earlier than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the preceding year’s annual meeting. For the Company’s 2024 Annual Meeting of Stockholders, this means that any such proposal or nomination must be submitted no earlier than February 24, 2024 and no later than March 25, 2024. If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date or if no annual meeting was held in the preceding year, notice must be delivered (A) no earlier than the Close of Business on the 120th day prior to such annual meeting and (B) no later than the Close of Business on the later of the 90th day prior to such annual meeting or the Close of Business on the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide in their notice any additional information required by Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be timeline, such notice must be delivered not later than 5:00 p.m., Pacific Time, on the 60th day prior to the first anniversary of the preceding year’s annual meeting. For the Company’s 2023 Annual Meeting of the Stockholders, this means that any such provision must be submitted by April 24, 2024. If the date of the annual meeting is more than 30 days before or after such anniversary date, then notice must be provided no later than 50 days prior to the date of the annual meeting.
Notices of any proposals or nominations for the Company’s 2024 Annual Meeting of Stockholders must be sent, in writing, to our Secretary c/o Proterra Inc., 815 Rollins Road, Burlingame, CA 94010.
Who is paying for this proxy solicitation?
The entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We have also engaged Georgeson LLC to assist in the solicitation of proxies for a fee of approximately $35,000.00 plus reasonable out-of-pocket expenses. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
HOUSEHOLDING OF PROXIES
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement or a single notice of internet availability of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, can reduce the volume of duplicate information received at households. While the Company does not household, a number of brokerage firms with account holders have instituted householding. Once a stockholder has consented or receives notice from his or her broker that the broker will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified

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otherwise or until one or more of the stockholders revokes his or her consent. If your Notice of Internet Availability of Proxy Materials or your Annual Report and Proxy Statement, as applicable, have been househeld and you wish to receive separate copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, you may notify your broker. You can also request and we will promptly deliver a separate copy of the Notice of Internet Availability or the Proxy Materials by sending an email to ir@proterra.com, writing to the Company address appearing in this proxy statement.
ADDITIONAL FILINGS
The Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports are available without charge through the Company’s website, www.proterra.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The content of our website, however, is not part of this proxy statement.
You may request a copy of our SEC filings, as well as the foregoing corporate documents, at no cost to you, by sending an email to ir@proterra.com, or writing to the Company address appearing in this proxy statement.
By Order of the Board of Directors
/s/ Jeffery E. Mitchell
Jeffery E. Mitchell
Interim General Counsel and Secretary
Burlingame, California
May 22, 2023

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/PTRA** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2023 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends you vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

1. Election of Directors: Elect three (3) Class II Directors for a three-year term expiring in 2026.

Nominee	For	Withhold
01 - Jan R. Hauser	☐	☐
02 - Gareth T. Joyce	☐	☐
03 - Michael D. Smith	☐	☐

NOTE: Transact any other business properly brought before the Annual Meeting and any postponements or adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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The 2023 Annual Meeting of Stockholders of Proterra Inc will be held on Friday, June 23, 2023 at 11:00 a.m. E.T., virtually via the Internet at www.meetnow.global/MSAKVQJ.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/PTRA

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▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proterra Inc

Notice of 2023 Annual Meeting of Stockholders

Proxy Solicited by the Board of Directors for the Annual Meeting — June 23, 2023

The undersigned hereby appoints Gareth T. Joyce, David S. Black and Jeffery E. Mitchell as Proxies with full power of substitution, to represent the undersigned and to vote all the shares of common stock of Proterra Inc, which the undersigned would be entitled to vote if personally present and voting at the Annual Meeting of Stockholders of Proterra Inc to be held via live audio webcast at www.meetnow.global/MSAKVQJ on Friday, June 23, 2023 at 11:00 a.m. E.T., and at any adjournments or postponements thereof, on all the matters properly coming before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the stockholder. If no such direction is made on any particular matter, this proxy will be voted in accordance with the Board of Directors' recommendation on such matter.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.